UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE
14a-101)
SCHEDULE 14A INFORMATION
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CADENCE DESIGN SYSTEMS, INC.
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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

The 2026 Annual Meeting of Stockholders of CADENCE DESIGN SYSTEMS, INC., a Delaware corporation, will be held as described below. As used in this proxy statement, “we,” “us,” “our,” “our company” and “Cadence” mean Cadence Design Systems, Inc. and our subsidiaries, unless the context indicates or requires otherwise.

When:	Where:

May 7, 2026 1:00 p.m. Pacific Time	Virtual Meeting www.meetnow.global/M5WPASH

Items of Business:

The purpose of the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) is to consider and take action on the following:

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To elect the eleven directors named in the proxy statement to serve until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal.

2.	To approve the amendment of the Omnibus Equity Incentive Plan.

3.	To vote on an advisory resolution to approve named executive officer compensation.

4.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Cadence for the fiscal year ending December 31, 2026.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date:

Holders of Cadence common stock at the close of business on March 9, 2026 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

How to Vote:

Your vote is important to us. Please cast your vote promptly via the internet, telephone or mail. Specific instructions on how to vote are included in the Notice of Internet Availability of Proxy Materials that Cadence will mail to our stockholders as of the Record Date on or about March 25, 2026. You will also be able to vote your shares electronically during the virtual Annual Meeting.

How to Attend:

The Annual Meeting will be held online at www.meetnow.global/M5WPASH via live audio webcast. Stockholders will be able to attend and participate in the Annual Meeting online, vote their shares electronically, and submit questions through the virtual meeting platform during the meeting. Please refer to the “Information About the Annual Meeting” section of the proxy statement for detailed instructions on how to register for and attend the Annual Meeting.

By Order of the Board of Directors,

San Jose, California March 25, 2026	Marc Taxay Senior Vice President, General Counsel and Corporate Secretary

PROXY STATEMENT LETTER TO OUR STOCKHOLDERS

Dear Cadence Stockholders:

On behalf of the Board of Directors, I want to thank you for your continued trust and confidence in Cadence. The Board represents your interests as stockholders, focusing on overseeing Cadence’s business strategy, execution against that strategy, and ensuring sound core business practices, solid governance, and prudent risk management. This work happens throughout the year, to ensure that Cadence remains well positioned in a rapidly evolving technology landscape. It was a busy and exciting year, and I am happy to update you on a few of our priorities and actions since the 2025 Annual Meeting.

Business Strategy

Cadence technology powers the development of some of the world’s most advanced, complex, and innovative products across multiple industries, built utilizing our deep computational capabilities, scientific rigor, extensive industry expertise and advanced artificial intelligence (AI) algorithms. Anchored in our Intelligent System Design Strategy, our innovation framework focuses on accelerated compute as the foundation, science-based computational platforms including EDA, IP and System Analysis as the critical middle layer, with AI at the top enabling intelligent exploration and design generation. A good example is our recently launched ChipStack™ AI Super Agent, a transformative agentic AI platform designed to automate front-end silicon design and verification.

We see AI as a pivotal force enabling important new opportunities across three key horizons. The first, infrastructure AI, is driven by the demand for high-performance computing with AI chips essential for data centers and hyperscalers. The second, physical AI, focuses on embedding AI into physical systems like autonomous vehicles, robotics, and automation. The third, life sciences AI, applies AI and computational science to biologic systems, enabling breakthroughs in areas like drug design, and opening new market opportunities for Cadence.

Building on this vision, we are advancing both “AI for Design” and “Design for AI.” AI for Design speaks to customers using our advanced AI-driven software, hardware, IP, and services to manage the ever-increasing complexity in their products. This in turn enables our customers to Design for AI, creating exciting AI-enabled and AI-embedded products. Our agentic AI workflows powered by intelligent software agents are acting as a force multiplier for our customers, expanding design exploration, accelerating time to market, and increasing productivity across complex engineering processes.

As the AI era continues to accelerate, our integrated and differentiated technology stack, powered by AI agents and accelerated compute, positions Cadence to capture significant long-term growth opportunities and create stockholder value.

Board Refreshment

In November 2025, the Board appointed Dr. Luc Van den hove as a member of the Board, effective January 1, 2026. Dr. Van den hove’s deep technical expertise, trusted ecosystem relationships, and broad industry perspective bring crucial insights to the Board as we continue advancing our strategy, accelerating innovation, and delivering enduring value to our stockholders. We regularly review board composition and will continue to proactively manage the composition of the Board to ensure it has the appropriate mix of skills and experience to address Cadence’s current and future needs.

Corporate Governance and Stockholder Engagement

We are committed to maintaining the highest standards of corporate governance. We evaluate our practices against fellow S&P 500 companies, investor guidelines and feedback, and alignment with Cadence’s strategy and needs.

Recognizing the pivotal role our stockholders play in our governance, we maintain a robust stockholder engagement program. This program is designed to foster meaningful dialogue and gain a deeper understanding of your perspectives on important topics including board composition and refreshment, executive compensation, governance, risk, and sustainable business practices. Cadence reached out to more than 25 stockholders representing over half of our outstanding shares during the off-season. Your insights and feedback are important to us, and we look forward to continuing this collaboration to drive Cadence forward.

We encourage you to read this proxy statement and vote your shares.

ML Krakauer
Board Chair

Forward Looking Statements

This letter and our proxy statement contain forward-looking statements, including Cadence’s outlook on strategic objectives, statements regarding AI, other technological and market advancements and their impacts on our business, business prospects, technology and product developments, industry trends, market growth, the extent and timing of customer demand, statements regarding our actions that are expected to create stockholder value, Board, corporate governance practices, short-term and long-term financial targets and objectives, expected or future equity usage, shares outstanding, expected compensation decisions and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements.

For a detailed discussion of cautionary statements related to Cadence’s business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including our most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this letter and our proxy statement are based on management’s expectations as of the date of this letter and our proxy statement and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Information Referenced in this Proxy Statement

The contents of Cadence’s external reports (such as the corporate impact report) and websites are not part of or incorporated by reference into this proxy statement.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE HIGHLIGHTS

Board of Directors:

✓  Independent director serving as chair of the Board of Directors of Cadence (the “Board” or the “Board of Directors”)

✓  Substantial majority of independent directors – ten of the eleven current directors are independent

✓  All Board committees comprised entirely of independent directors

✓  Regular executive sessions of the independent directors

✓  Annual Board and committee evaluations conducted by an independent third party and overseen by the Corporate Governance and Nominating Committee

✓  Board refreshment and succession planning

✓  Annual Chief Executive Officer (“CEO”) and senior leadership succession review

✓  Principled Worldwide Code of Business Conduct (the “Code of Business Conduct”)

✓  Robust insider trading and related party transaction policies and corporate governance guidelines

✓  Committee authority to retain independent advisors

✓  Stock Ownership Guidelines – each non-employee director required to hold Cadence shares valued at a minimum of $375,000 within five years of appointment or election

✓  Proactive, ongoing and responsive stockholder engagement program, including direct involvement by the Chair of the Board (“Board Chair”) and, as needed, Board committee chairs

✓  Board continuing education – new director orientation and continuing education on critical topics and issues

✓  Limits on the number of other public company boards on which directors may serve, including stricter limits on current executive officers

Stockholder Rights:	Executive Compensation:

✓  No stockholders’ rights plan

✓  No dual class common stock structure

✓  Ability to act by written consent

✓  Ability to call a special meeting

✓  Proxy access

✓  No supermajority voting requirements

✓  Robust stockholder engagement program

✓  Directors elected by majority vote in an uncontested election

✓  All directors elected annually (no classified Board structure)

✓  Annual Say-on-Pay stockholder vote

✓  Compensation Recovery (“Clawback”) Policy

✓  Prohibition on hedging or pledging of Cadence securities

✓  Use of an independent compensation consultant

✓  Stock Ownership Guidelines – (i) 3X the annual base salary for the CEO and (ii) 1X the annual base salary for all other executive officers, in each case within five years of appointment

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CORPORATE GOVERNANCE

Cadence is governed by the Board and the committees of the Board, which meet throughout the year. Cadence and the Board are committed to sound corporate governance which helps Cadence compete more effectively, sustain our success and build long-term stockholder value. The Board and management regularly review and evaluate Cadence’s corporate governance practices. Cadence’s corporate governance documents, including the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, the Code of Business Conduct, the Related Party Transaction Policies and Procedures and the Board’s Corporate Governance Guidelines, are available on the Corporate Governance page at www.cadence.com. Paper copies of these documents are also available to stockholders upon written request directed to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover various topics relating to the Board and its activities, including the selection and composition of the Board, Board leadership, compensation of directors, responsibilities of directors, Board access to senior management and outside advisors, limits on the number of other public company boards on which directors may serve, meeting procedures, and committee matters. The Corporate Governance and Nominating Committee annually reviews the Corporate Governance Guidelines, which may be amended by the Board at any time and were most recently amended in February 2026. The Board updated the Corporate Governance Guidelines to clarify the Board’s (i) overboarding policy with respect to directors who serve as executive officers at other public companies and (ii) risk oversight function. While the Board acknowledges the value of having directors with significant leadership experience in other businesses and organizations, directors are expected to ensure that their other commitments do not interfere with their duties and responsibilities as directors of Cadence.

Code of Business Conduct

Cadence has adopted a Code of Business Conduct to provide standards for ethical conduct in dealing with customers, suppliers, agents, government officials and others. The Code of Business Conduct applies to Cadence’s directors, officers and employees (and those of its subsidiaries). The Code of Business Conduct also applies to certain independent contractors and consultants who work at Cadence’s facilities or at Cadence’s direction. Compliance with the Code of Business Conduct is a condition to continued service or employment with Cadence. The Code of Business Conduct covers topics including health and safety, confidentiality of assets and information, conflicts of interest, anonymous reporting of non-compliance, compliance with federal and state securities laws, employment practices, political and charitable contributions, compliance with competition laws, human rights, anti-corruption, international trade and other laws and regulations.

Any waiver of a provision of the Code of Business Conduct with respect to a director or an executive officer may only be made by the Board. Any waivers for other employees may be granted only by the CEO or the General Counsel or their respective designees. To the extent required under applicable U.S. Securities and Exchange Commission (the “SEC”) or Nasdaq Stock Market (“Nasdaq”) rules, Cadence will disclose material amendments to the Code of Business Conduct and any waiver of its provisions with respect to any director or executive officer in accordance with applicable law by posting such information on its website at www.cadence.com.

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines for Cadence’s directors and executive officers to further align the interests of the directors and executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance. Each non-employee member of the Board is required to hold shares of Cadence common stock with a value of at least $375,000 within five years of the date of his or her initial

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appointment or election to the Board. Cadence’s CEO is required to hold shares of Cadence common stock with a value of at least three times his or her annual base salary within five years of the date of his or her appointment, and Cadence’s other executive officers are required to hold shares of Cadence common stock with a value of at least his or her annual base salary within five years of the date of his or her appointment. As of the Record Date, all directors and executive officers met the Stock Ownership Guidelines applicable to them.

Securities Trading Policy

Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities and prohibits Cadence’s directors, executive officers and all other Cadence employees (and their respective family and household members) from hedging or pledging their ownership of Cadence securities (regardless of whether such securities were granted as compensation or are otherwise held, directly or indirectly, by such employee or director), including by purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or trading in publicly-traded options, puts, calls or other derivative instruments related to Cadence securities. Cadence’s Securities Trading Policy also generally prohibits short-sales and similar transactions and pledges of Cadence stock or deposits of Cadence stock in margin accounts.

CORPORATE SOCIAL RESPONSIBILITY

Cadence’s commitment to corporate social responsibility and its environmental, social and governance initiatives support long term value creation for the company and all of its stakeholders. Our employees are at the center of everything we create and the business success we achieve. Cadence is committed to maximizing innovation by fostering an environment where all employees have an equal opportunity to share their ideas and to be heard. As a global leader in computational software and AI-driven electronic design, our offerings enable the world’s most innovative companies to bring to market products that transform the way people live, work and play. Cadence has an opportunity and a responsibility to be an organization that positively impacts society through ethical, sustainable operations, resilient supply chains and strong governance aligned with industry best practices. In 2025, Cadence met and exceeded its Science Based Targets Initiative near-term operational (scope 1 and 2 emissions) greenhouse gas reduction target, procured 100% renewable energy for our global operations, including on-premises and co-located data centers, and secured CarbonNeutral® certification for the fifth year in a row.

For more information on these programs and activities, see Cadence’s Corporate Social Responsibility page at www.cadence.com.

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BOARD OF DIRECTORS

BOARD COMPOSITION AT A GLANCE

BOARD COMPOSITION AND REFRESHMENT

The Board currently consists of eleven members: Mark W. Adams, Ita Brennan, Lewis Chew, Anirudh Devgan, Moshe Gavrielov, ML Krakauer, Julia Liuson, James D. Plummer, Alberto Sangiovanni-Vincentelli, Young K. Sohn and Luc Van den hove.

Board composition is a regular topic for discussion at Board meetings and Cadence remains committed to ensuring the Board is composed of directors who bring varied viewpoints and perspectives, skills, professional experience and backgrounds and effectively represent the long-term interests of stockholders. The Corporate Governance and Nominating Committee reviews at least annually the appropriate experience, skills and characteristics required of Board members in the context of the current composition of the Board. New directors undergo a robust orientation process overseen by the Corporate Governance and Nominating Committee that includes a series of briefings with senior management and other experts designed to enable new directors to quickly become active, knowledgeable and effective members of the Board. The briefings include profiles on Cadence’s business, industry, technology, financial landscape, people and culture, as well as corporate governance and regulatory matters.

The Corporate Governance and Nominating Committee also regularly reviews the tenure of Cadence’s directors, resulting in a multi-year approach to board refreshment. Five of our director nominees joined the Board within the last five years. Our longer-serving director nominees continue to be very active in the academic, business and governmental sectors associated with Cadence’s businesses, bringing these perspectives and insights to the work of the Board. The Board will continue to proactively manage its composition to ensure it has the appropriate mix of tenures and the requisite skills to address Cadence’s current and future needs.

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Ita Brennan and Lewis Chew joined the Board Lewis Chew appointed Chair of the Audit Committee	Julia Liuson and Anirudh Devgan joined the Board Lip-Bu Tan appointed Executive Chair and John Shoven transitioned from Board Chair to Lead Independent Director	ML Krakauer joined the Board Ita Brennan appointed Chair of Corporate Governance and Nominating Committee	ML Krakauer appointed Board Chair		Moshe Gavrielov joined the Board Re-assigned various committee memberships	Luc Van den hove joined the Board

2020	2021	2022	2023	2024	2025	2026

	Susan L. Bostrom retired (14 years on Board, from 2001 to 2005 and 2011 to 2021)		Lip-Bu Tan retired (19 years on Board, including two years as the Executive Chair)	John B. Shoven retired (32 years on Board, including 16 years as the Board Chair) and two years as the Lead Independent Director

DIRECTOR INDEPENDENCE

The Board determines director independence in accordance with the Corporate Governance Guidelines, which require that at least a majority of the Board be “independent” within the meaning of the Nasdaq listing standards.

To be “independent” under the Nasdaq listing standards, among other bright line tests enumerated in the standards, a director must not be an executive officer or employee of the company and must not have a relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment in carrying out the responsibilities of a Cadence director. In determining each director’s independence, the Board considers all relevant facts and circumstances in conjunction with the guidelines provided by the Nasdaq listing standards. This includes, without limitation, Dr. Van den hove’s role as President, Chief Executive Officer and director of imec, Mr. Adams’ former role as President, Chief Executive Officer and director of Penguin Solutions, Inc. (“Penguin”), and Mr. Sohn’s role as co-founder and co-manager of Walden Catalyst and Cadence’s ordinary course business transactions with imec, Penguin, and companies in which Mr. Sohn and Walden Catalyst are involved. The Board considers these transactions as part of its overall analysis of the independence of the Board. The Board also considers other board membership, employment, advisory and academic relationships of its members with other companies and institutions with which Cadence does business, with or in which it invests, or to which it makes charitable gifts.

In addition, all such transactions are subject to the terms of the Code of Business Conduct and Related Party Transaction Policies and Procedures. These policies and internal procedural guidelines also require that directors recuse themselves from any discussion or approval by the Corporate Governance and Nominating Committee of Cadence’s transactions with those companies and institutions that are associated with such directors, except to provide material information concerning such transactions to the Corporate Governance and Nominating Committee.

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The aggregate annual amounts involved in each of the foregoing transactions involving an entity in which an independent director is or was a partner, or a controlling shareholder or an executive officer in each of the last three fiscal years were less than the greater of 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, and the affiliated Board members were determined not to have a direct or indirect material interest in such transactions.

CURRENT INDEPENDENT DIRECTORS

Among the current members of the Board, the Board has determined that Directors Adams, Brennan, Chew, Gavrielov, Krakauer, Liuson, Plummer, Sangiovanni-Vincentelli, Sohn and Van den hove are independent directors within the meaning of the Nasdaq listing standards. Dr. Devgan, the President and CEO of Cadence, is not deemed independent.

BOARD LEADERSHIP

Dr. Devgan serves as CEO and Ms. Krakauer, an independent director, serves as Board Chair. The Board believes that at this time, Cadence and its stockholders are best served by this leadership structure, because it facilitates effective oversight and further strengthens the Board’s independent leadership and commitment to sound governance. This also allows the CEO to focus on the day-to-day business of Cadence, while allowing the Board Chair to lead the Board in its oversight of the company on behalf of the stockholders.

PROCESS FOR SELECTING DIRECTOR NOMINEES AND CANDIDATES

The Corporate Governance and Nominating Committee evaluates and recommends director candidates for nomination by the full Board. The Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee the appropriate skills and characteristics required of directors (such as integrity, experience, judgment, diversity of background, independence, ability to commit sufficient time and attention to Board activities, understanding of Cadence’s products, technologies and strategy, and the specific skills set forth under “Director Nominee Qualifications, Skills and Experience” below in Proposal 1 regarding the election of directors) in the context of the current composition of the Board and its committees.

STOCKHOLDER RECOMMENDATIONS OF DIRECTOR CANDIDATES

Stockholders who wish to recommend a prospective candidate for the Board must notify Cadence’s Corporate Secretary in writing with the supporting materials required by Cadence’s Bylaws as described under “Information About the Annual Meeting” below and any other material the stockholder considers necessary or appropriate in order for their recommended candidate to be considered by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will evaluate any such candidate in the same manner as it evaluates candidates recommended from other sources.

DIRECTOR ATTENDANCE

During the fiscal year ended December 31, 2025, the Board held twelve meetings, in addition to taking actions by unanimous written consent in lieu of a meeting. Each of our current directors attended at least 75% of the meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director or committee member during fiscal 2025. The Corporate Governance Guidelines encourage directors to attend the Annual Meeting, and all of Cadence’s then-serving directors attended the 2025 Annual Meeting of Stockholders.

INDEPENDENT DIRECTOR SESSIONS

Pursuant to the Corporate Governance Guidelines, Cadence’s independent directors meet privately at least twice each year and Ms. Krakauer as Board Chair and an independent director, presides over portions of Board meetings attended exclusively by independent directors.

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BOARD EVALUATIONS

The Board is committed to reviewing its performance through an annual evaluation process. Through the evaluations, the Board assesses its processes, meetings, planning and overall effectiveness. The directors who served on the Board during the prior calendar year provide feedback on the Board and its committees through questionnaires and interviews with an independent third party. Each year, the independent third party reviews the results and feedback provided by the directors and follows up with the directors regarding their evaluations and presents to the full Board. Any findings that require additional consideration are addressed at subsequent Board and committee meetings, as appropriate.

CEO AND MANAGEMENT SUCCESSION PLANNING

The Board is actively engaged and involved in the succession planning of Cadence’s management. The Compensation Committee regularly discusses and annually reports to the Board with respect to CEO succession planning, including policies for CEO selection and succession in the event of incapacitation, emergency situations, operational needs, retirement or removal of the CEO and evaluations of and development plans for potential successors to the CEO. In addition, the Compensation Committee, in consultation with the CEO, regularly discusses and annually reviews senior leadership succession planning and reports to the Board with respect to Cadence’s management development program and succession planning.

ACTIVE COMPLIANCE AND RISK OVERSIGHT

The Board exercises its compliance and risk oversight function through the Board as a whole and through its committees. The Board and its committees seek to understand and oversee the most critical risks facing Cadence. The Board does not view risk in isolation but considers risk as part of its regular consideration of business decisions and business strategy. The Board as a whole has the ultimate responsibility for the oversight of compliance and risk management but has delegated the oversight of certain compliance and risks to the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee as set forth in the table below.

Committee	Primary Areas of Risk Oversight

Audit Committee	Cadence’s financial condition, financial statements, financial reporting process, accounting, financial affairs, financing transactions, cybersecurity matters, internal controls and compliance with Cadence’s obligations under its settlement agreement with the Bureau of Industry and Security, U.S. Department of Justice and its plea agreement with the U.S. Department of Justice, in each case dated July 27, 2025

Compensation Committee	Cadence’s overall compensation and senior leadership succession planning practices, policies and programs and human capital management practices

Corporate Governance and Nominating Committee	Cadence’s corporate governance, the composition, structure and evaluation of, and succession planning for, the Board and its committees, ESG practices and review and approval of related party transactions and political contributions

The Board and the relevant committees review with Cadence’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in Cadence’s strategic decisions, the Board and the relevant committees also discuss risk throughout the year in relation to specific proposed actions.

The Board is responsible for oversight of risks associated with Cadence’s business strategy and technological innovation, including artificial intelligence, significant strategic transactions, key policy matters, significant litigation and regulatory exposures and other matters that may present material risk to Cadence.

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COMMITTEES OF THE BOARD

The Board currently has the following committees: Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. From time to time, the Board may also establish ad hoc committees to address particular matters. The Corporate Governance and Nominating Committee reviews committee structure and membership periodically to determine whether the current committees of the Board meet the Board’s evolving responsibilities and priorities or whether any changes may be warranted. As a result of such an evaluation, the Board dissolved its Finance Committee as of November 2024 and, in March 2025, changed certain committee memberships. Each of the standing committees meets regularly, reports on its activities to the full Board, is authorized to engage external advisors and has a written charter that is approved by the Board and available on the Corporate Governance page at www.cadence.com. The table below shows the current composition of the committees.

Director	Audit	Compensation	Corporate Governance and Nominating

Mark W. Adams

Ita Brennan	✓

Lewis Chew

Anirudh Devgan

Moshe Gavrielov		✓

ML Krakauer			✓

Julia Liuson			✓

James D. Plummer	✓

Alberto Sangiovanni-Vincentelli	✓

Young K. Sohn		✓

Luc Van den hove*

  Committee Chair ✓ Member

*	Dr. Van den hove joined the Board on January 1, 2026 and the Board has not yet determined his committee assignment.

Audit Committee

The Board has determined that all four members of the Audit Committee are “independent” as defined by the Nasdaq listing standards applicable to audit committee members and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has also determined that Directors Brennan and Chew are “audit committee financial experts” as defined in rules promulgated by the SEC.

The Audit Committee charter was last amended in February 2026 and complies with the Nasdaq listing standards. The duties and responsibilities of the Audit Committee include:

•	Appointing, retaining, compensating, evaluating, overseeing and discharging Cadence’s independent registered public accounting firm;

•

Pre-approving (or where permitted by SEC rules in the case of de minimis non-audit services, subsequently approving) all audit and permissible non-audit services to be provided by the independent registered public accounting firm and establishing policies and procedures for such pre-approval;

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•

Engaging in dialogues with the independent registered public accounting firm with respect to any relationships or services between Cadence and the independent registered public accounting firm that may impact the objectivity and independence of the independent registered public accounting firm;

•	Setting clear policies regarding employment by Cadence of individuals employed or formerly employed by the independent auditors;

•	Reviewing audit and internal quality control procedures, the results of the annual audit and any audit problems, difficulties or significant disagreements with management;

•

Reviewing Cadence’s annual and quarterly financial statements, annual reports on Form 10-K and quarterly reports on Form 10-Q, and recommending to the Board whether the financial statements should be included in Cadence’s annual report on Form 10-K;

•

At least annually, reviewing, discussing with management and assessing the adequacy and effectiveness of Cadence’s internal controls and procedures, disclosure controls and procedures, and Cadence’s guidelines, policies and practices with respect to risk assessment and risk management as they relate to Cadence’s financial condition, financial statements, financial reporting process and accounting matters, cybersecurity, and overseeing financial risk exposures;

•

Establishing and overseeing procedures for the receipt, retention and treatment of complaints received by Cadence regarding accounting, internal controls, auditing or violations of federal securities law matters;

•

Overseeing Cadence’s compliance with its obligations under its settlement agreement with the Bureau of Industry and Security, U.S. Department of Commerce, including the internal audits required thereunder, and its plea agreement with the U.S. Department of Justice, in each case dated July 27, 2025;

•

At least on a quarterly basis, inquiring from the independent auditor whether Cadence’s financial statements have been selected by the Public Company Accounting Oversight Board, or PCAOB, for inspection. The Committee shall be apprised on a “real time” basis of any material developments in connection with any inspection;

•	Annually reviewing and evaluating the Audit Committee’s performance, including by reviewing its compliance with the Audit Committee charter; and

•

Reviewing and making recommendations to the Board and management regarding Cadence’s cash position, capital needs, financing plans, capital structure, equity and debt issuances, capital allocation to stockholders, management of financial risk, and tax position and strategy.

The Audit Committee held five meetings during fiscal 2025 and did not take any action by unanimous written consent. See “Audit Committee Report” below for more information.

Compensation Committee

The Compensation Committee is currently comprised of three members, each of whom the Board has determined to be “independent” as defined by the Nasdaq listing standards applicable to compensation committee members and satisfies the applicable independence standards under the Exchange Act for compensation committee service. All Compensation Committee members are also “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act.

The Compensation Committee may delegate its authority over certain matters to management when it deems it to be appropriate and in the best interests of Cadence. In fiscal 2025 the Compensation Committee did not delegate any authority with respect to the consideration and determination of executive officer compensation. At or near the beginning of each fiscal year, the Compensation Committee typically establishes base salary levels and target bonuses for the CEO, Chief Financial Officer (“CFO”) and other executive officers of Cadence. In addition, the Compensation Committee administers and, if deemed necessary, may amend Cadence’s Senior Executive Bonus

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Plan, Cadence’s equity-based compensation plans and stock purchase plans, and Cadence’s deferred compensation plans. The Compensation Committee also reviews and recommends to the Board the compensation of Cadence’s directors, and the Compensation Committee did not delegate any authority with respect to the consideration and determination of director compensation in fiscal 2025.

The Compensation Committee charter was last amended in February 2026. The duties and responsibilities of the Compensation Committee include:

•

Identifying, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO and any director who is also a Cadence employee, and evaluating the performance of the CEO and any employee director in light of those goals and objectives;

•	Determining and approving the compensation level of the CEO, CFO and other executive officers of Cadence and any director who is also a Cadence employee;

•	Overseeing the evaluation of Cadence’s senior management as the Compensation Committee deems appropriate;

•	Reviewing at least annually Cadence’s senior leadership succession planning in consultation with the CEO;

•	Reviewing compensation programs and determining the compensation of Cadence’s executive officers;

•

Overseeing Cadence’s overall compensation practices, policies and programs, assessing whether Cadence’s compensation structure establishes appropriate incentives for management and employees, assessing the risks associated with such practices, policies and programs, and assessing the results of Cadence’s most recent advisory vote on executive compensation;

•

Assessing the independence of any consultants or other outside advisors that the Compensation Committee selects or receives advice from, and being directly responsible for the appointment, compensation and oversight of the work of any consultants and advisors retained by the Compensation Committee;

•

Overseeing Cadence’s human capital management practices, including periodically reviewing the development, implementation and effectiveness of Cadence’s policies and strategies relating to talent management and development, talent acquisition, culture, employee engagement; and

•	Overseeing Cadence’s compliance with the Compensation Recovery (“Clawback”) Policy.

The Compensation Committee believes that having an outside evaluation of executive officer salary, bonus and equity compensation is a valuable tool for the Compensation Committee and Cadence stockholders. In fiscal 2025, the Compensation Committee retained the services of a compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), for advice regarding the compensation of Cadence’s executive officers and Board. The Compensation Committee retained Semler Brossy for a number of purposes, including constructing and reviewing peer groups for compensation comparison purposes, performing a competitive assessment of Cadence’s compensation programs, practices and levels for its executive officers and certain other employees and providing information on typical industry practices concerning employment, equity practices, severance and change in control agreements. Semler Brossy has not been engaged to perform any other work for Cadence. Pursuant to the factors set forth in Item 407 of Regulation S-K promulgated by the SEC and the Nasdaq listing standards, the Compensation Committee has reviewed the independence of Semler Brossy and conducted a conflicts of interest assessment, and has concluded that Semler Brossy is independent and Semler Brossy’s work for the Compensation Committee has not raised any conflicts of interest.

In determining the compensation of Cadence’s executive officers, including Cadence’s named executive officers (as defined below in “Compensation Discussion and Analysis”), the Compensation Committee considers the competitive assessments provided by and through consultation with Semler Brossy. In addition, Cadence’s CEO

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typically makes assessments and recommendations to the Compensation Committee on whether there should be adjustments to the annual base salary, annual cash incentive compensation and equity incentive compensation of executive officers other than himself based upon an assessment of certain factors described in “Compensation Discussion and Analysis” below. The Compensation Committee reviews such assessments and recommendations and determines whether or not to approve or modify the CEO’s recommendations. The Compensation Committee’s decisions are made, however, by the Compensation Committee in its sole discretion. See “Compensation Discussion and Analysis” below for more information.

The Compensation Committee, in consultation with Semler Brossy, reviews Cadence’s compensation practices, policies and programs for all employees, including the named executive officers, to assess the risks associated with such practices, policies and programs. The risk-mitigating factors considered by the Compensation Committee include the following:

•	The use of different types of compensation that provide a balance of short-term and long-term incentives with fixed and variable components;

•

Cadence’s Securities Trading Policy, which restricts certain transactions in Cadence’s securities, prohibits hedging by members of the Board and all employees and requires executive officers and members of the Board to obtain permission from the General Counsel or their designee before trading any shares of Cadence common stock, except those transactions expressly permitted in such policy;

•

Cadence’s Compensation Recovery (“Clawback”) Policy, which generally provides for the mandatory recovery of erroneously awarded incentive compensation from our current and former executive officers in the event of an accounting restatement;

•	Caps on bonus awards to limit windfalls; and

•	The consideration of ethical behavior, which is integral in assessing the performance of all executive officers, including the named executive officers.

The Compensation Committee held four meetings during fiscal 2025, in addition to taking actions by unanimous written consent in lieu of a meeting.

Corporate Governance and Nominating Committee

The Board has determined that all three members of the Corporate Governance and Nominating Committee are “independent” as defined by the Nasdaq listing standards.

The Corporate Governance and Nominating Committee charter was last amended in February 2025. The duties and responsibilities of the Corporate Governance and Nominating Committee include:

•

Determining the Board’s criteria for selecting new directors and recommending to the Board director nominees for election at the next annual or special meeting of stockholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings;

•

Considering potential director candidates recommended by Cadence’s management and stockholders in the same manner as nominees identified by the Corporate Governance and Nominating Committee; provided that, with respect to those candidates recommended by stockholders, such stockholders have provided Cadence with a notice that sets forth information as to such stockholders and director candidates in accordance with Cadence’s Bylaws;

•	Overseeing the annual evaluation of the Board and its committees, and considering the results of the annual evaluation;

•	Retaining, terminating and approving the fees and retention terms with respect to any search firm employed to identify director candidates;

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•	At least annually, evaluating each director’s performance and effectiveness and determining whether the Board desires his or her continued service;

•	Overseeing the administration of the Code of Business Conduct and administering the Code of Business Conduct with respect to Cadence’s directors and executive officers;

•

Reviewing and approving any related party transactions and recommending to the full Board for approval policies and procedures for the review, approval and ratification of such transactions and amendments to such policies and procedures;

•

Reviewing whether it is appropriate for a director to continue to serve as a member of the Board if his or her business responsibilities or personal circumstances change and making a recommendation to the Board as to any action to be taken with respect to such change;

•

Determining whether to approve any director (a) accepting employment, directorship, consulting engagement, advisory board position or any other affiliation with another company or (b) starting a new business which may be, or give the appearance of, a conflict of interest;

•	Overseeing the orientation program that Cadence provides to new directors and making recommendations regarding director continuing education programs;

•

Overseeing Cadence’s policies and practices regarding corporate social responsibility and sustainability programs, including environmental / climate-related, social and governance matters and initiatives, and reporting to the Board at least annually on such programs (with the Compensation Committee having primary responsibility relating to human capital management; and

•	Overseeing Cadence’s political contributions and activities, if any, including political contributions and activities in the U.S. in accordance with Cadence’s U.S. Political Activities Policy.

The Corporate Governance and Nominating Committee regularly discusses and annually reviews the appropriate size of the Board, whether any vacancies on the Board are expected due to retirement or otherwise, and the need for particular expertise on the Board. If vacancies on the Board are anticipated or otherwise arise, the committee considers potential director candidates, which may come to the committee’s attention through a variety of channels, including current directors, officers, professional search firms, stockholders or other persons. The Corporate Governance and Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated or elected by the Board, and the Board determines whether to reject, elect or nominate the candidate, as the case may be, after considering the recommendation of the committee.

The Corporate Governance and Nominating Committee held four meetings during fiscal 2025, in addition to taking actions by unanimous written consent in lieu of a meeting.

COMPONENTS OF DIRECTOR COMPENSATION

The Compensation Committee, with input from its independent compensation consultant Semler Brossy, annually reviews the compensation program for directors who are not employees of Cadence, and recommends changes to the Board as applicable. Directors who are Cadence employees, such as Dr. Devgan, do not receive additional compensation for their service on the Board. In reviewing non-employee director compensation, the Compensation Committee considers the competitiveness of Cadence’s director compensation from a number of different perspectives, including average total compensation, aggregate compensation for the full Board and individual director compensation as differentiated by committee membership and leadership roles. The Compensation Committee also reviews Cadence’s director compensation relative to Cadence’s peer group, which is also used to determine market levels for executive compensation (see “Compensation Discussion and Analysis” below for more information).

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The following table sets forth the components of the non-employee directors’ compensation for fiscal 2025:

Compensation Component	Director Compensation

Annual Retainer(1)	$80,000

Chair Fees(1)	$80,000 for Board Chair $40,000 for Chair of the Audit Committee $30,000 for Chair of the Compensation Committee and Corporate Governance and Nominating Committee

Meeting Attendance Fees(2)	$2,000 per meeting attended in person or by videoconference $1,000 per meeting attended by telephone

Annual Equity Award(3)	Incentive stock awards, stock options or restricted stock units (RSUs) with a grant date fair value of $240,000 for each non-employee director

New Director Equity Award (one-time grant)(4)	Each non-employee director who joins the Board may be granted incentive stock awards, stock options and RSUs under the 1995 Directors Stock Incentive Plan (the “Directors Plan”), the amounts of which are determined at the sole discretion of the Board or its designated committee

Stock Ownership Guidelines(5)	Each non-employee director is required to hold shares of Cadence common stock with a value equal to at least $375,000 within five years of initial appointment or election to the Board

(1)

The annual retainer fees and chair fees, as applicable, paid to our non-employee directors are typically paid quarterly, with proration for partial terms served. Directors may elect to defer cash compensation payable to them under Cadence’s deferred compensation plan. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Cadence does not match contributions made under Cadence’s deferred compensation plan.

(2)

No additional compensation is paid when the Board or a committee acts by unanimous written consent in lieu of a meeting. Non-employee directors are also eligible for reimbursement of expenses they incur in connection with attending Board meetings in accordance with Cadence’s expense reimbursement policy.

(3)

On May 8, 2025, each then-serving non-employee director was granted an incentive stock award of 779 shares of Cadence common stock under the Directors Plan (which award had a grant date fair value of approximately $239,901). Incentive stock awards granted to each of the non-employee directors will vest in their entirety on the earlier to occur of (i) the first anniversary of the grant date or (ii) the date of the next annual meeting of stockholders, provided that the director continues to serve Cadence on that date.

(4)

On January 1, 2025, Mr. Gavrielov was granted an incentive stock award of 267 shares of Cadence common stock under the Directors Plan (which award had a grant date fair value of approximately $80,223) in connection with his appointment to the Board. The incentive stock award fully vested on May 2, 2025, aligned with the vesting of annual incentive stock awards granted to Cadence’s other Board members on May 2, 2024.

(5)

As of the Record Date, all directors met the Stock Ownership Guidelines applicable to them. Separately, Cadence’s Securities Trading Policy restricts certain transactions in Cadence securities, as discussed above under “Securities Trading Policy.”

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In addition, a medical and prescription benefits coverage reimbursement plan is available to active non-employee directors who were directors on December 31, 2014 (the “Eligible Directors”), eligible retired directors who retired from the Board on or prior to December 31, 2014 (the “Eligible Retired Directors”) and their respective dependents (the “Medical Reimbursement Plan”). Directors first elected or appointed to the Board after December 31, 2014 are not eligible to participate in the Medical Reimbursement Plan. Eligible Directors and their dependents may obtain coverage under the Medical Reimbursement Plan during their term of service on the Board. Eligible Retired Directors, Eligible Directors and their dependents may continue coverage under the Medical Reimbursement Plan starting immediately after the director’s termination of service for a continuous term not to exceed such director’s term of service on the Board.

A director’s eligibility for participation in the Medical Reimbursement Plan immediately ceases if the plan administrator determines that he or she has violated the Code of Business Conduct or is engaged as an employee, consultant, director or advisor of, or significant investor in, a competitor of Cadence. Under the Medical Reimbursement Plan, Cadence reimburses 100% of the premiums for participants and their dependents up to a maximum of $20,000 for expenses incurred per calendar year, which maximum amount may be adjusted for future changes in medical costs. Benefits under the Medical Reimbursement Plan are fully taxable to the participants, and Cadence does not gross up reimbursement payments to cover any such taxes.

DIRECTOR COMPENSATION FOR FISCAL 2025

The following table sets forth the compensation earned in fiscal 2025 by Cadence’s directors (other than Dr. Devgan) who served on the Board in fiscal 2025. Dr. Devgan, Cadence’s President and CEO did not receive any additional compensation for serving as director in fiscal 2025. Dr. Devgan’s compensation is disclosed in the “Compensation Discussion and Analysis” and “Compensation of Executive Officers” sections of this proxy statement. Dr. Van den hove did not serve as a director of Cadence in fiscal 2025 and therefore did not receive compensation in fiscal 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Mark W. Adams	142,000	239,901	—	0	381,901

Ita Brennan	152,000	239,901	—	0	391,901

Lewis Chew	154,000	239,901	—	0	393,901

Moshe Gavrielov	108,000	320,124	—	0	428,124

ML Krakauer	196,000	239,901	—	0	435,901

Julia Liuson	114,000	239,901	—	0	353,901

James D. Plummer	116,000	239,901	—	0	355,901

Alberto Sangiovanni-Vincentelli	112,000	239,901	—	15,763	367,664

Young K. Sohn	104,000	239,901	—	0	343,901

(1)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards granted during fiscal 2025 calculated pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation — Stock Compensation) (“FASB ASC 718”). The assumptions used to calculate the valuation of the stock awards for fiscal 2025 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s annual report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”). The amount shown is based on the price of Cadence common stock on the date the award was granted and does not reflect any fluctuations in the price of Cadence common stock subsequent to the grant date. The amount shown therefore may not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award.

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(2)	As of December 31, 2025, the number of unvested shares of restricted stock held by each director who served in fiscal 2025, other than Dr. Devgan, was as follows:

Mark W. Adams	779	Julia Liuson	779
Ita Brennan	779	James D. Plummer	779
Lewis Chew	779	Alberto Sangiovanni-Vincentelli	779
Moshe Gavrielov	779	Young K. Sohn	779
ML Krakauer	779

(3)	No option awards were granted to the directors during fiscal 2025. As of December 31, 2025, no director, other than Dr. Devgan, held outstanding stock options.

(4)	The amounts listed in the “All Other Compensation” column above for Dr. Sangiovanni-Vincentelli includes reimbursements pursuant to the Medical Reimbursement Plan described above.

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STOCKHOLDER ENGAGEMENT

Cadence values and actively solicits input from our stockholders through an extensive, year-round stockholder engagement program, which directly informs the Board’s decision-making on a variety of topics. In addition to our annual meeting and management’s regular engagement with stockholders throughout the year, our Board Chair leads a robust off-season outreach program to obtain stockholder feedback on numerous important issues, including Board composition and refreshment, executive compensation, sustainable business practices and the voting results from the prior annual meeting. During our most recent off-season engagement, Cadence reached more than 25 stockholders, representing over half of our outstanding shares.

POLITICAL SPENDING

At Cadence’s 2025 Annual Meeting of Stockholders, a majority of our stockholders voted against a proposal regarding political spending. Despite the proposal not passing, we heard from some of our stockholders that this is a topic of interest to them. Based on that feedback and as noted below, we have updated our practices, policies and related disclosures. We believe these updates achieve the level of transparency that our stockholders expect. We intend to continue to review and enhance our disclosures as our practices and policies evolve.

In 2025, Cadence did not make any direct political contributions at the federal, state or local levels. This includes direct contributions to political parties, candidates, political action committees and advocacy groups, payments in direct support of or opposition to a campaign, and payments to influence the outcome of ballot measures.

In 2025, Cadence also did not make any indirect political contributions at the federal, state or local levels except to the extent that such contributions may have been made through industry groups, trade associations, and similar organizations of which we are members and that were incidental to our membership. Cadence joins these organizations in the ordinary course of our business to help keep us informed of developments and trends in our industry and issues of importance to Cadence, our employees, stakeholders and customers. These organizations may support their member companies or donors through educational forums, political activities and advocacy to advance issues of common concern to our industry or our community at large. As a condition to membership, Cadence pays annual membership fees to these organizations, and a portion of such fees may be used by such organizations to make political contributions or engage in other political activities at their discretion and without our control or influence.

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We periodically review our memberships to assess alignment with our values and priorities, and we maintain an Industry Memberships page that lists the principal trade and business organizations where Cadence is a member. This page is available on our website at www.cadence.com under “Alliances — Industry Memberships.”

In 2025, Cadence also did not make any payments to, or indirect political contributions through, 501(c)(4) groups.

In 2026, Cadence:

•

Expanded our prohibition on direct political spending, which was previously limited to federal expenditures, and now encompasses state and local expenditures as well, effectively banning all forms of direct political contributions by Cadence, including to Section 527 groups and ballot measure committees.

•

Memorialized our existing practice by expressly stating in our U.S. Political Activities Policy that any indirect political contributions by Cadence will promote the interests of Cadence and will be made without regard for the private political preferences of our executives.

•	Published a report on our Industry Memberships page that discloses the level of Cadence’s payments in 2025 to these organizations, where total annual dues or fees exceeded $25,000.

The Corporate Governance and Nominating Committee of the Board, which is comprised of entirely independent directors, periodically reviews Cadence’s U.S. Political Activities Policy and any political expenditures made from corporate funds (of which there were none in 2025), payments to trade associations and other tax-exempt organizations, and political activities. The latest review was conducted in February 2026. The Corporate Governance and Nominating Committee reports to the full Board on the matters it reviews and discusses, including these topics.

Cadence continues to welcome stockholder feedback on this topic and other matters of importance and will incorporate such feedback appropriately into our decision-making and approach to stockholder engagement and corporate governance.

STOCKHOLDER PROPOSAL NOT INCLUDED

John Chevedden submitted a Rule 14a-8 stockholder proposal regarding political spending for inclusion in our 2025 proxy statement, which did not pass when presented for a stockholder vote. Mr. Chevedden submitted a similar political spending proposal for inclusion in this proxy statement for presentation at our 2026 Annual Meeting. Cadence met with Mr. Chevedden to discuss his concerns and to assess whether we could reach a compromise with him. Following that discussion and based on our review of SEC rules and prior SEC staff guidance, Cadence determined that we have a reasonable basis to exclude the stockholder proposal under Rule 14a-8(i)(7), because the proposal relates to Cadence’s ordinary business matters by seeking to micromanage Cadence. More specifically, the proposal sought highly granular and detailed reporting regarding Cadence’s political spending involving dozens of distinct pieces of information, and limited Cadence’s discretion in collecting and reporting such information, including the frequency with which the information must be presented. Pursuant to SEC rules, Cadence submitted a notice to the SEC staff of our intent to exclude the proposal from the proxy materials, which included our rationale for the exclusion. The notice is available on the SEC’s website at https://www.sec.gov.

As evidenced by our discussion above regarding the recent enhancements to our political spending policies and practices, Cadence excluded this year’s political spending proposal based on the prescriptive nature of the proposal, and not the underlying subject matter, which Cadence recognizes is a topic that is of interest to some of our stockholders. We value input from our stockholders, have taken your feedback into consideration, and remain committed to engaging with you.

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COMMUNICATION WITH DIRECTORS

Stockholders interested in communicating directly with the Board may do so by sending a letter to the following address:

Cadence Design Systems, Inc.

Board of Directors

c/o the Office of the Corporate Secretary

2655 Seely Avenue, Building 5

San Jose, California 95134

The Corporate Secretary will review the correspondence and will transmit such communications as soon as practicable to the identified director addressee(s), unless there are legal or other considerations that mitigate against further transmission of the communication, as determined by the Corporate Secretary. In that regard, certain items that are unrelated to the duties and responsibilities of the Board will not be forwarded by the Corporate Secretary, such as business solicitations or advertisements, junk mail and mass mailings, new product suggestions, product complaints, product inquiries, resumes and other forms of job inquiries, spam and surveys. In addition, material that the Corporate Secretary determines is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that the Board or individual directors so addressed will be advised of any communication withheld for legal or other considerations as soon as practicable.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee has recommended, and the Board has nominated, the eleven nominees named below for election to the Board. Each director elected at the Annual Meeting will hold office until Cadence’s 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until the director’s earlier resignation, removal or death.

Each nominee listed below is currently a Cadence director, and all nominees, except for Dr. Van den hove who joined the board on January 1, 2026 and was identified as a board candidate through a third-party search firm, were previously elected by Cadence stockholders, including at the 2025 Annual Meeting of Stockholders.

DIRECTOR QUALIFICATIONS AND DIVERSITY OF BACKGROUND

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee Cadence’s business and that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Corporate Governance and Nominating Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and Cadence’s current and future needs.

The Corporate Governance and Nominating Committee is responsible for developing the Board membership criteria and recommending them to the Board for approval. The criteria, which are set forth in the Corporate Governance Guidelines, include a prospective nominee’s integrity, experience, judgment, diversity of background, independence, financial literacy, ability to commit sufficient time and attention to Board activities, skills such as an understanding of electronic design, semiconductor and electronics systems technologies, international background and other relevant characteristics. The Corporate Governance and Nominating Committee considers all of these criteria in the context of the needs of the Board from time to time. In addition, the Corporate Governance and Nominating Committee regularly discusses and annually reviews as a committee the appropriate experience, skills and characteristics required of directors in the context of the current composition of the Board and its committees. In seeking diversity of background, the Corporate Governance and Nominating Committee seeks a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives. This annual assessment enables the Corporate Governance and Nominating Committee to update the skills and experience it seeks in the Board as a whole, and in individual directors, as Cadence’s needs evolve and change over time, and also enables the Board to assess the effectiveness of its policy to seek a diversity of background on the Board. In identifying director candidates from time to time, the Corporate Governance and Nominating Committee and the Board may establish specific skills and experience that it believes Cadence should seek in order to have an effective board.

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DIRECTOR NOMINEE QUALIFICATIONS, SKILLS AND EXPERIENCE

Set forth below is a summary of the qualifications, skills and experience of the director nominees determined by the Corporate Governance and Nominating Committee to be important for an effective board.

Summary of Qualifications, Skills and Experience

Compensation / Human Capital Management (“HCM”) Experience in compensation, organizational management, leadership, talent development and identifying, recruiting and motivating top talent	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Corporate Governance Experience in corporate governance and compliance at the public company board level	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Cybersecurity Understanding cybersecurity risks in enterprise operations		✓	✓	✓		✓	✓		✓

Financial Expertise Experience in evaluating financial statements and capital structures and overseeing financial reporting and internal controls	✓	✓	✓	✓	✓	✓		✓	✓	✓

Government / Regulatory / Public Policy Experience in or working with governmental and regulatory organizations		✓	✓					✓	✓		✓

International Experience with global businesses, operations, strategy and customer bases	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓

Marketing Experience in marketing and branding of products and services and identifying and developing new markets for products and services	✓	✓	✓	✓	✓	✓	✓			✓	✓

Operations

Current or former executives with significant operating experience, who are able to provide insight into developing, implementing and assessing an enterprise’s operating plan, business and strategy

	✓	✓	✓	✓	✓	✓	✓			✓	✓

Risk Management Experience in overseeing risk management and understanding risks faced by enterprise operations	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Strategic Planning Experience in providing insight into developing, implementing and assessing corporate growth strategy, including through acquisitions and other business transactions	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Technology / Semiconductor / Electronic Design Automation (“EDA”)

Understanding of EDA, semiconductor, electronics systems technologies, design, artificial intelligence and/or related industries or verticals; ability to understand and oversee the business and strategy of Cadence as an industry leader

	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓

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DIRECTOR NOMINEES

The Corporate Governance and Nominating Committee believes that all eleven director nominees listed below are highly qualified and have the skills and experience required for service on the Board. The biographies set forth below contain information regarding their specific experience, qualifications, attributes and skills that led to the conclusion that each person should serve as a director, in light of our business and structure.

Mark W.
Adams
Former President and Chief Executive Officer, Penguin Solutions, Inc.

Independent Age: 61 Director Since: 2015 Cadence Committees: • Compensation (Chair)

Professional Experience

Mr. Adams served as President and Chief Executive Officer of Penguin Solutions, Inc., a compute, memory and LED solutions provider, from 2020 to February 2026. He served as Chief Executive Officer of Lumileds Holding B.V., a light engine technology company, from 2017 to 2019 and served as President of Micron Technology, Inc., a semiconductor solutions company, from 2012 to 2016. From 2006 to 2012, Mr. Adams served in several positions at Micron Technology, Inc., including interim Chief Financial Officer, Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron Technology, Inc., Mr. Adams served as Chief Operating Officer of Lexar Media, Inc. in 2006 and as Vice President of Sales and Marketing of Creative Labs, Inc. from 2002 to 2006.

Mr. Adams also serves as a director of Seagate Technology plc.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Financial Expertise

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Mr. Adams has extensive executive leadership and management experience from his roles as a chief executive officer and other management positions at a range of technology companies, including in the areas of finance, sales and operations. In addition to his experience as a technology company executive, Mr. Adams contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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Ita
Brennan
Former Senior Vice President and Chief Financial Officer, Arista Networks, Inc.

Independent Age: 59 Director Since: 2020 Cadence Committees: • Audit • Corporate Governance and Nominating (Chair)

Professional Experience

Ms. Brennan served as Senior Vice President, Chief Financial Officer of Arista Networks, Inc., a cloud networking solutions company, from 2015 to 2024. Prior to joining Arista Networks, Inc., she held several key finance roles, including Chief Financial Officer of QuantumScape Corporation, from 2014 to 2015, and Chief Financial Officer of Infinera Corporation, from 2006 to 2014.

Ms. Brennan also serves as a director of Planet Labs PBC and Lam Research Corporation. She served as a director of LogMeln, Inc. from 2018 to 2020.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

Financial Expertise

•

Government / Regulatory / Public Policy

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Ms. Brennan has extensive financial and accounting expertise and executive leadership experience from her roles as chief financial officer and other finance positions at companies in the technology industry. In addition to her experience as a chief financial officer, Ms. Brennan contributes to the expertise of our Board from serving and having served as a member of other public company boards.

22

Lewis
Chew
Former Executive Vice President and Chief Financial Officer, Dolby Laboratories, Inc.

Independent Age: 63 Director Since: 2020 Cadence Committees: • Audit (Chair)

Professional Experience

Mr. Chew served as Executive Vice President and Chief Financial Officer of Dolby Laboratories, Inc., an audio, voice and imaging technology company, from 2012 to 2021. He served as Senior Vice President of Finance and Chief Financial Officer of National Semiconductor Corporation, a designer and manufacturer of semiconductor components, from 2001 to 2011. Prior to joining National Semiconductor Corporation, Mr. Chew was a partner at KPMG LLP, an accounting firm.

Mr. Chew also serves as a director of Arista Networks, Inc. and Intuitive Surgical, Inc. He served as a director of PG&E Corporation and Pacific Gas and Electric Company from 2009 to 2019.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

Financial Expertise

•

Government / Regulatory / Public Policy

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

Mr. Chew has extensive financial and accounting expertise and executive leadership experience from his roles as chief financial officer at other technology companies and as a partner at a Big 4 accounting firm. In addition to his experience as a chief financial officer and an accounting firm partner, Mr. Chew contributes to the expertise of our Board from serving and having served as a member of other public company boards.

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Anirudh
Devgan, Ph.D.
President and CEO Cadence Design Systems, Inc.

Age: 56 Director Since: 2021 Cadence Committees: • None

Professional Experience

Dr. Devgan has served as CEO of Cadence since 2021, as President of Cadence since 2017 and has been a member of the Board since 2021. Prior to becoming President, he was Executive Vice President and General Manager of the Digital & Signoff and System & Verification groups at Cadence. Prior to joining Cadence in 2012, Dr. Devgan was Corporate Vice President and General Manager of the Custom Design Business Unit at Magma Design Automation, Inc., an EDA company. Previous roles include management and technical positions at IBM, where he received numerous awards including the IBM Outstanding Innovation Award. Dr. Devgan is the recipient of the IEEE/SEMI Phil Kaufman Award, has been inducted into the National Academy of Engineering, is an IEEE Fellow, has written numerous research papers, and holds several patents.

Dr. Devgan also serves as a director of Lam Research Corporation.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

Financial Expertise

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

As our President and CEO with over a decade of service in executive leadership roles at Cadence, Dr. Devgan has thorough knowledge of our strategy, operations, culture and competitive landscape. In addition to Dr. Devgan’s Cadence experiences and insights, he has extensive industry relationships, awards and recognitions, including as an inventor, as well as operational and industry experience acquired from his roles at other technology companies, all of which contribute to his service on our Board.

24

Moshe
Gavrielov
Former President and Chief Executive Officer, Xilinx, Inc.

Independent Age: 71 Director Since: 2025 Cadence Committees: • Compensation

Professional Experience

Mr. Gavrielov served as President and Chief Executive Officer of Xilinx, Inc., a technology and semiconductor company that primarily supplied programmable logic devices, from 2008 to 2018. Prior to joining Xilinx, Mr. Gavrielov served as Executive Vice President and General Manager of Cadence’s verification division from 2005 to 2007, and Chief Executive Officer of Verisity, Ltd. from 1998 to 2005. He also served in a variety of executive management positions at LSI Logic Corporation and engineering and engineering management positions at Digital Equipment Corporation and National Semiconductor Corporation.

Mr. Gavrielov also serves as a director of NXP Semiconductors N.V. and Taiwan Semiconductor Manufacturing Company Ltd.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Financial Expertise

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Mr. Gavrielov has extensive executive leadership and management experience from his roles as a chief executive officer and other management positions at a range of technology companies. Moreover, as a former executive officer of Cadence, Mr. Gavrielov brings to the Board an appreciation of our business and culture. In addition to his executive leadership experience, Mr. Gavrielov contributes to the expertise of our Board from serving and having served as a member of other public company boards.

25

ML
Krakauer
Former Executive Vice President and Chief Information Officer, Dell Corporation

Independent Age: 69 Director Since: 2022 Cadence Committees: • Corporate Governance and Nominating

Professional Experience

Ms. Krakauer has served as Board Chair since 2023 and as a director of Cadence since 2022. Ms. Krakauer retired as Executive Vice President, Chief Information Officer of Dell Corporation, a global information technology company, in 2017. Prior to that, she held multiple executive positions at EMC Corporation, a global IT infrastructure company, which she joined in 2008. These included Executive Vice President, Chief Information Officer; Executive Vice President, Business Development, Global Enterprise Services; Executive Vice President, Global Human Resources; and VP and COO, Technology Services & Solutions and Managed Services Businesses. Prior to joining EMC, Ms. Krakauer held executive general management roles at Hewlett-Packard Enterprise, Compaq Computer Corporation and Digital Equipment Corporation.

Ms. Krakauer served as a director of Proterra Inc. from 2022 to 2024, Mercury Systems, Inc. from 2017 to 2023, DXC Technology Company from 2018 to 2022 and Xilinx, Inc. from 2017 to 2022.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

Financial Expertise

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Ms. Krakauer brings to the Board extensive executive leadership, technology, IT, services and human capital management experience from her roles at prominent information technology companies. Ms. Krakauer also contributes to the expertise of our Board from having served as a member of other public company boards.

26

Julia
Liuson
President of the Developer Division of Microsoft Corporation

Independent Age: 55 Director Since: 2021 Cadence Committees: • Corporate Governance and Nominating

Professional Experience

Ms. Liuson has served as President of the Developer Division of Microsoft Corporation (“Microsoft”), a global technology provider, since 2021, after her tenure as Corporate Vice President from 2012 to 2021. Since joining Microsoft in 1992, she has demonstrated exceptional leadership in both technology and business strategy, holding various technical and executive positions. Ms. Liuson currently sets and executes key technology directions for developer tools and the Microsoft Azure developer platform, serving over 50 million developers worldwide and over $10 billion in annual revenue. As part of this portfolio, Ms. Liuson also oversees GitHub, Inc., a subsidiary of Microsoft, where she spearheads the integration of AI in software engineering through GitHub Copilot. Ms. Liuson also led efforts to enhance Microsoft’s cybersecurity measures. In recognition of her impactful contributions, Ms. Liuson was inducted into the Women in Technology Hall of Fame by Woman in Technology International in 2019.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Ms. Liuson has extensive product and engineering expertise, AI and technology industry knowledge, cybersecurity experience and operational leadership experience, including in Asia, from her over thirty years at Microsoft. Ms. Liuson contributes her strategic and international technology industry insights as a member of our Board.

27

James D.
Plummer, Ph.D.
John M. Fluke Professor of Electrical Engineering, Stanford University

Independent Age: 81 Director Since: 2011 Cadence Committees: • Audit

Professional Experience

Dr. Plummer has been a professor of electrical engineering at Stanford University since 1978 and served as the Dean of the Stanford School of Engineering from 1999 to 2014. Dr. Plummer has received numerous awards for his research and is a member of the National Academy of Engineering. Dr. Plummer directed the Stanford Nanofabrication Facility from 1994 to 2000. In 2018, he was elected to the International Symposium on Power Semiconductor Devices hall of fame.

Dr. Plummer served as a director of Intel Corporation from 2005 to 2017 and International Rectifier Corporation from 1994 to 2014. In 2023, he was also selected to serve as the inaugural Chair of the National Semiconductor Technology Center’s board of trustees.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Financial Expertise

•

Government / Regulatory / Public Policy

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Dr. Plummer has extensive electrical engineering and technical expertise in the broad field of silicon devices and technology, a deep understanding of our industry and competitive landscape, and industry recognition and relationships from his academic and research roles. In addition to his academic and industry expertise, Dr. Plummer contributes to the expertise of our Board from having served as a member of other public company boards.

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Alberto Sangiovanni-
Vincentelli, Ph.D.
Edgar L. and Harold H. Buttner Professor of Electrical Engineering and Computer Sciences, University of California, Berkeley

Independent Age: 78 Director Since: 1992 Cadence Committees: • Audit

Professional Experience

Dr. Sangiovanni-Vincentelli was a co-founder of SDA Systems, Inc., a predecessor of Cadence. Dr. Sangiovanni-Vincentelli has been a professor of electrical engineering and computer sciences at the University of California, Berkeley since 1976. He has also served as the President of Fondazione Chips-IT since December 2023. Dr. Sangiovanni-Vincentelli was elected to the National Academy of Engineering in 1998 and received the Kaufman Award from the Electronic Design Automation Consortium in 2001, the IEEE/RSE Wolfson James Clerk Maxwell Medal for his exceptional impact on the development of electronics and electrical engineering or related fields in 2008, the ACM/IEEE A. Richard Newton Technical Impact Award in EDA in 2009, the EDAA Lifetime Achievement Award in 2012 and the BBVA Foundation Frontiers Knowledge Award in Information and Communications Technologies in 2023 for transforming chip design from a handcrafted process to the automated industry that power today’s electronic devices. He holds four Honorary Doctorates from Aalborg University in Denmark, KTH Royal Institute of Technology in Sweden, AGH University of Krakow in Poland and University of Rome in Italy.

Dr. Sangiovanni-Vincentelli also serves as a director of KPIT Technologies Ltd. He served as a director of Cy4Gate SpA from 2021 to 2025.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Cybersecurity

•

Financial Expertise

•

Government / Regulatory / Public Policy

•

International

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

As a pioneer in the EDA industry, co-founder of a predecessor company of Cadence and member of our Board for over 30 years, Dr. Sangiovanni-Vincentelli has a thorough understanding of our business, culture and history. As an accomplished academic and engineer, he also brings critical perspective on industry developments and engineering advancements and contributes his expertise in science, technology and innovation to our Board.

29

Young K.
Sohn
Managing Partner, Walden Catalyst Management LLC

Independent Age: 70 Director Since: 2013 Cadence Committees: • Compensation

Professional Experience

Mr. Sohn has served as a Senior Advisor at Samsung Electronics, a consumer electronics company, since 2021, and as a Founding Managing Partner at Walden Catalyst Management LLC, a venture capital firm, since 2021. He previously served as Corporate President and Chief Strategy Officer of Samsung Electronics from 2012 to 2020. Mr. Sohn also served as a Senior Advisor at Silver Lake Management LLC, a private investment firm, from 2012 through 2021. In addition, Mr. Sohn served as President and Chief Executive Officer of Inphi Corporation, a provider of high-speed mixed signal semiconductor solutions, from 2007 to 2012. Before joining Inphi Corporation, he served as President of Agilent Technologies, Inc.’s Semiconductor Group from 2003 until 2005, as Chief Executive Officer of Oak Technology, Inc. from 1999 until it was acquired by Zoran Corporation in 2003, and in executive positions at Quantum Corporation from 1992 to 1999, including co-President and General Manager.

Mr. Sohn also serves as a director of Arm Holdings plc. He served as a director of Cymer, Inc. from 2003 to 2013 and Inphi Corporation from 2007 to 2012.

Skills & Qualifications

•

Compensation / HCM

•

Corporate Governance

•

Financial Expertise

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Mr. Sohn has extensive finance, operations and investment expertise in the semiconductor and broader technology industry from his leadership and advisory roles at technology companies and investment firms. Mr. Sohn brings broad perspective on corporate strategy and international industry trends to our Board. In addition, Mr. Sohn contributes to the expertise of our Board from serving and having served as a member of other public company boards.

30

Luc
Van den hove, Ph.D.
President and Chief Executive Officer, imec

Independent Age: 66 Director Since: 2026 Cadence Committees: • None

Professional Experience

Dr. Van den hove has served as President and Chief Executive Officer of imec, a world-leading not-for-profit research and innovation hub in nanoelectronics and digital technologies, since 2009. Dr. Van den hove served in several positions at imec, including executive vice president and chief operating officer, vice president of the silicon process and device technology division, department director of unit process step R&D, and manager of imec’s micro-patterning group. Dr. Van den hove will continue to serve as President and Chief Executive Officer of imec through March 31, 2026, and on April 1, 2026, Dr. Van den hove will transition to the role of chair of imec’s board of directors.

Dr. Van den hove also serves as a director of Proximus PLC.

Skills & Qualifications

•

Compensation / HCM

•

Government / Regulatory / Public Policy

•

International

•

Marketing

•

Operations

•

Risk Management

•

Strategic Planning

•

Technology / Semiconductor / EDA

Dr. Van den hove has deep technical expertise and trusted ecosystem relationships from his roles as a chief executive officer and other management positions at imec. In addition to his experience as an executive, Dr. Van den hove contributes his broad industry perspective as a member of our Board.

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VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the election of each director nominee named in this proxy statement.

The election of directors at the Annual Meeting requires that each director receives the affirmative vote of a majority of the votes cast with respect to that director, which means that the number of shares voted “for” a director must exceed the number of shares voted “against” that director. If, however, the election of directors is contested, the directors will be elected by the vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the proposal. The election this year is not contested, so the majority voting standard outlined above applies.

Under the Corporate Governance Guidelines, in order for an incumbent Cadence director to become a nominee at the Annual Meeting, such director must submit an irrevocable resignation that becomes immediately effective if (1) the number of votes cast “for” such director does not exceed the number of votes cast “against” such director in an election that is not a contested election, and (2) the Board accepts the resignation in accordance with the policies and procedures adopted by the Board for such purpose. If a nominee who is currently serving as a Cadence director is not elected at the Annual Meeting, the Corporate Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject such director’s resignation, or whether to take other action. The Board will act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose (as required by applicable law) its decision and the reasons behind it within 90 days from the date the election results are certified.

If any nominee should be unavailable for election as a result of unexpected circumstances, the Board may designate a substitute nominee or reduce the size of the Board. If the Board designates a substitute nominee, proxies will be voted for such substitute nominee. Each person nominated for election has agreed to be named in this proxy statement and to serve if elected, and Cadence has no reason to believe that any nominee will be unable to serve.

Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on the election; however, abstentions will not be counted as votes “for” or “against” directors and will not have an effect on the election of directors. Broker non-votes will be treated as not being entitled to vote on the election of directors, and, therefore, will not be counted for purposes of determining whether the directors have been elected. Unless marked to the contrary, proxies received will be voted FOR the election of each of the eleven director nominees.

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PROPOSAL 2: APPROVAL OF THE AMENDMENT OF THE OMNIBUS EQUITY INCENTIVE PLAN

OVERVIEW

Cadence is requesting that Cadence stockholders approve an amendment of the Omnibus Equity Incentive Plan (as amended and restated, the “Omnibus Plan”), in the form of the Amended and Restated Omnibus Equity Incentive Plan (the “Amended Plan”), to:

•	Increase the number of shares of common stock authorized for issuance by 5,000,000 shares,

•

Eliminate the fixed term of the Omnibus Plan, which would otherwise end on April 30, 2030, such that the Omnibus Plan would continue in effect until terminated by the board or until all available shares are issued, if earlier, and

•

Modify certain other provisions related to the administration and interpretation of the Amended Plan, including (i) to clarify the Board authority, in its discretion, to establish, amend or rescind rules, procedures or instruments for the Amended Plan’s operation or administration, including adopting sub-plans or terms and conditions relating to awards for the purpose of facilitating compliance with laws outside the United States and/or taking advantage of tax favorable treatment for awards granted to participants outside the United States; (ii) to clarify that the Company has the authority to deduct or withhold, or to require participants to remit to the Company any tax-related items, which include, but are not limited to, U.S. federal, state and/or local taxes and/or taxes imposed by jurisdictions outside of the U.S. related to a participant’s participation in the Plan and to clarify the methods by which a participant may be required to pay the tax-related items and the rate of withholding; and (iii) to provide that for income tax and/or social security reporting purposes that fair market value shall be as determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time, each as more fully described under “Summary of the Amended Plan” below.

The Board approved such amendment on February 12, 2026, subject to stockholder approval.

The Omnibus Plan was initially approved by Cadence stockholders on May 6, 2014, with 14,866,116 authorized shares of common stock reserved for issuance. Since then, Cadence stockholders have approved increases of an aggregate of 41,500,000 additional shares authorized for issuance and extended the expiration date of the Omnibus Plan to April 30, 2030.

As of February 19, 2026, 10,605,586 shares of common stock remained available for grant under the Omnibus Plan. The proposed increase in the number of shares authorized for issuance under the Amended Plan represents approximately 1.81% of Cadence’s outstanding common stock as of the Record Date.

REASONS FOR THE PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE

The primary purpose of the amendment of the Omnibus Plan is to ensure that Cadence can continue to grant awards to eligible participants. The Omnibus Plan provides broad-based equity compensation that is viewed as an essential and long-standing element of Cadence’s culture and success and is deemed critical in building stockholder value by attracting and retaining the most talented employees and consultants. Giving eligible employees and consultants the opportunity to become Cadence stockholders and participate in Cadence’s success aligns the interests of participating individuals with those of stockholders. The Omnibus Plan also helps to attract and retain employees and consultants because equity incentive plans are a common benefit offered by Cadence’s competitors and other industry leaders. Cadence believes that the Omnibus Plan is a highly valued benefit that is necessary in order for Cadence to compete with other companies in attracting and retaining employees and consultants.

33

In determining the amount of the increase in the number of shares reserved for issuance under the Omnibus Plan, the Board considered a number of factors, including those described in the “Key Data Regarding Share Usage Under Cadence’s Equity Plans” section below.

KEY DATA REGARDING SHARE USAGE UNDER CADENCE’S EQUITY PLANS

Outstanding Awards and Share Reserve

The following table includes information regarding outstanding awards and shares available for future awards under Cadence’s equity plans as of February 19, 2026:

	1995 Directors Stock Incentive Plan	Omnibus Plan(1)

Total shares underlying outstanding stock options	—	994,747

Weighted average exercise price of outstanding stock options	—	$193.12

Weighted average remaining contractual life of outstanding stock options, in years	—	3.37

Total shares underlying outstanding unvested incentive stock awards and RSUs	7,276	6,154,415	(2)

Total shares currently available for grant (stock options, incentive stock awards and RSUs)	423,723	10,605,586	(3)

(1)

This column includes shares underlying awards granted under the Amended and Restated 1997 Nonstatutory Stock Incentive Plan, which merged into the Amended and Restated 2000 Equity Incentive Plan (the “2000 Plan”) in 2011, the 2000 Plan, which was consolidated into the Amended and Restated 1987 Stock Incentive Plan (the “1987 Plan”) in 2014, and the 1987 Plan, which was amended and restated into the Omnibus Plan in 2014. Other than the Omnibus Plan, these plans are collectively referred to herein as the “predecessor plans.”

As of February 19, 2026, there were no shares available for grant under equity plans that were assumed in connection with acquisitions.

(2)	Includes PSUs at the maximum performance level and the LTP Awards based on attainment of the maximum performance level; also includes 338,474 shares underlying vested but not yet settled LTP Awards.

(3)	Deducts PSUs at the maximum performance level and the LTP Awards based on attainment of the maximum performance level; also includes 338,474 shares underlying vested but not yet settled LTP Awards.

Burn Rate

Cadence measures net burn rate as the number of shares underlying awards granted by Cadence in the applicable fiscal year, divided by the basic weighted average number of shares of common stock outstanding for the applicable fiscal year. Based on this approach, Cadence’s three-year average annual net burn rate is 0.72%, as set forth below.

	Stock Options Granted(1)	Time- Based Incentive Stock Awards and RSUs Granted(1)	Performance- Based Incentive Stock Awards, PSUs and LTP Awards Earned(1)(2)	Total Shares Granted or Earned	Weighted Average Number of Common Shares Outstanding	Burn Rate = Total Shares Granted or Earned / Common Shares Outstanding

2025	—	684,561	658,937	1,343,498	271,333,000	0.50%

2024	212,114	1,456,177	709,161	2,377,452	271,212,000	0.88

2023	261,837	1,340,383	494,920	2,097,140	269,381,000	0.78

Three-Year Average	157,984	1,160,374	621,006	1,939,363	270,642,000	0.72

34

(1)	Amounts in this column do not take into account the effect of cancellations and forfeitures.

(2)	Amounts in this column reflect the performance-based incentive stock awards, PSUs and LTP Awards earned during such fiscal year.

Performance-Based Incentive Stock Awards, PSUs and LTP Awards Granted*
2025	1,764,947
2024	116,564
2023	205,626

*	Represents PSUs at the maximum performance level and the LTP Awards based on attainment of the maximum performance level.

Overhang

Cadence calculates overhang as (i) the number of shares underlying all outstanding awards under all equity plans (which, as of February 19, 2026, consisted of 994,747 shares underlying vested and unvested stock options, 1,686,228 shares underlying unvested incentive stock awards and 4,475,463 shares underlying unvested RSUs, PSUs and LTP Awards (with PSUs and LTP Awards based on the maximum performance level, and includes 338,474 shares underlying vested but not yet settled LTP Awards), divided by (ii) the number of shares of Cadence common stock outstanding excluding unvested incentive stock awards (which, as of February 19, 2026, was 271,187,419 shares). Based on this approach, as of February 19, 2026, equity compensation overhang was approximately 2.64%.

HIGHLIGHTS OF THE AMENDED PLAN

The Amended Plan includes the following key features and practices:

•	Limited number of shares authorized, no evergreen provision

•	No liberal share recycling

•	No automatic single-trigger vesting upon change in control

•	Minimum 3-year vesting period for certain awards granted to executive officers

•	No discounted stock option grants

•	No repricing of stock options without stockholder approval

•	No current payment of dividends on RSUs or incentive stock awards until vesting

•	Individual limit on awards that may be granted to any person each year

•	Clawback policy

•	No tax gross-up payments

SUMMARY OF THE AMENDED PLAN

The following summary of the material provisions of the Amended Plan is qualified in its entirety by the complete text of the Amended Plan, a copy of which is attached as Appendix A to this proxy statement.

General

The Amended Plan provides for the grant of incentive stock options, nonstatutory stock options, incentive stock awards and RSUs. Incentive stock options granted under the Amended Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Nonstatutory stock options granted under the Amended Plan are not intended to qualify as

35

“incentive stock options” under the Internal Revenue Code. See “Federal Income Tax Information” below for a discussion of the tax treatment of awards that may be granted under the Amended Plan.

Purpose

The purposes of the Amended Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of Cadence and its affiliates, and to promote the success of Cadence’s business.

Administration

The Board administers the Amended Plan and has the final power to interpret the Amended Plan, including the power to prescribe, amend and rescind rules and regulations relating to the Amended Plan and to delegate administration of the Amended Plan to a committee, such as the Compensation Committee, consisting of one or more members of the Board. The Board has the power to determine which of the persons eligible under the Amended Plan will be granted awards, the types of awards that will be granted, when and how each award will be granted, and the terms and provisions of each award to be granted in accordance with the provisions of the Amended Plan, and to interpret the provisions of the Amended Plan and make all other determinations necessary or advisable to administer the Amended Plan. The Amended Plan also clarifies that the Board has the authority, in its discretion, to establish, amend or rescind rules, procedures or instruments for the Amended Plan’s operation or administration, including adopting sub-plans or the terms and conditions relating to awards for the purpose of facilitating compliance with laws outside the United States and/or taking advantage of tax favorable treatment for awards granted to participants outside the United States.

Upon stockholder approval of this proposal, the Board may, by resolution, delegate to one or more persons or bodies the authority to designate recipients of awards who are not executive officers or members of the Board and approve grants to such persons up to limits and subject to terms specified by the Board, to the extent permitted by applicable law.

The Board has delegated administration of the Amended Plan to the Compensation Committee. As used in this proxy statement solely with respect to describing the terms of the Amended Plan, the “Board” refers to any committee the Board appoints to administer the Amended Plan as well as to the Board itself.

Eligibility

Only employees of Cadence and its affiliates are eligible for incentive stock options under the Amended Plan. Employees and consultants of Cadence and its affiliates are eligible to receive nonstatutory stock options, incentive stock awards and RSUs under the Amended Plan. Non-employee directors are not eligible to receive awards under the Amended Plan.

No person may be granted awards under the Amended Plan covering more than an aggregate of 2,216,702 shares of common stock in any calendar year.

Employees and consultants of Cadence and its subsidiaries, including Cadence’s executive officers, are eligible to receive awards under the Amended Plan if selected by the Board. As of the Record Date, Cadence had approximately 15,400 employees.

Shares Subject to the Amended Plan

Upon stockholder approval of this proposal, an additional 5,000,000 shares of common stock would be reserved for issuance under the Amended Plan. The proposed increase in the number of shares authorized for issuance under the Amended Plan represents approximately 1.81% of Cadence’s outstanding common stock as of the Record Date.

36

As of February 19, 2026, there were 10,605,586 shares of common stock available for grant under the Omnibus Plan, and there were 4,475,198 shares underlying unvested RSUs, PSUs and LTP Awards (represents PSUs at the maximum performance level and the LTP Awards based on attainment of the maximum performance level, and includes 338,474 shares underlying vested but not yet settled LTP Awards) under the Omnibus Plan and its predecessor plans.

All of the shares that are available under the Amended Plan may be used for any type of award permitted under the Amended Plan (whether stock options, incentive stock awards or RSUs). If an award under the Amended Plan (or its predecessor plans) should expire, become unexercisable, be forfeited or otherwise terminate for any reason without having vested or been exercised in full, then the unpurchased or forfeited shares that were subject to the award will, unless the Amended Plan has been terminated, become available for future grant under the Amended Plan. However, shares subject to an award may not again be made available for issuance under the Amended Plan if such shares are: (i) shares used to pay the exercise price of an option, (ii) shares delivered to or withheld by Cadence to pay the withholding taxes related to an award or (iii) shares that Cadence repurchases on the open market with the proceeds of an option exercise. To the extent an award under the Amended Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Plan. Further, the payment of dividend equivalents in cash in conjunction with any outstanding awards will not be counted against the shares available for issuance under the Amended Plan.

Upon stockholder approval of this proposal, if Cadence issues substitute awards under the Amended Plan in connection with the assumption, substitution or exchange of awards issued by an acquired entity in a merger or acquisition, the number of shares subject to the substitute awards will not reduce the number of shares available for issuance under the Amended Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by Cadence or any of its subsidiaries or with which Cadence or any subsidiary combines may be used for awards under the Amended Plan and will not reduce the number of shares available for issuance under the Amended Plan.

Stock Option Provisions

The following describes the permissible terms of the stock options granted under the Amended Plan. All of the shares of common stock reserved for issuance under the Amended Plan may be granted as incentive stock options. Individual stock option grants may be more restrictive as to any or all of these permissible terms.

•

Exercise Price. The exercise price of stock options granted under the Amended Plan may not be less than the fair market value of Cadence common stock on the grant date. In the case of an incentive stock option granted to a 10% stockholder, the exercise price of the option may not be less than 110% of the fair market value on the grant date. The fair market value for purposes of the Amended Plan is the closing price of Cadence common stock on the grant date as reported by Nasdaq.

•

Payment of Exercise Price. The exercise price of stock options granted under the Amended Plan may be paid by cash, check, shares of Cadence common stock with a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, or any combination of these methods, or such other consideration and payment method as may be determined by the Board. In determining the type of consideration to accept, the Board considers whether the acceptance of such consideration may be reasonably expected to benefit Cadence. The particular forms of consideration available to exercise a specific stock option are set forth in the terms of the option agreement for that option.

•

Option Exercise. Stock options granted under the Amended Plan become exercisable at the times and under the conditions determined by the Board and set forth in terms of the option agreement for that option. The Board has the power to accelerate the time at which a stock option may first be exercised or the time during which a stock option will vest.

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•

Term. The maximum term of stock options granted under the Amended Plan is seven years. However, the maximum term of incentive stock options granted to a 10% stockholder is five years. Stock options granted under the Amended Plan generally terminate three months (twelve months in the case of termination due to death or disability), or such other period of time as determined by the Board, after termination of the optionee’s employment or consulting relationship with Cadence or one of its affiliates.

Incentive Stock Award and Restricted Stock Unit Provisions

The following describes the permissible terms of the grant of restricted stock (“incentive stock awards”) and RSUs under the Amended Plan.

•

Sales Price and Payment of Sales Price. The Board determines the price, if any, at which shares subject to incentive stock awards or shares underlying RSUs are sold or awarded to a participant under the Amended Plan, subject to applicable law. The sales price may vary among participants and may be below the fair market value of the shares of common stock on the grant date. The Board also determines the form of consideration that may be used to pay the sales price, if any, of shares subject to incentive stock awards or shares underlying RSUs.

•

Vesting. The grant, issuance, retention and/or vesting of incentive stock awards and RSUs granted under the Amended Plan occur at the times and in the installments determined by the Board. The timing of the grant, the issuance, the ability to retain shares and the vesting of incentive stock awards and RSUs may be subject to continued service, the passage of time and/or the performance criteria as the Board deems appropriate as described below. However, if the vesting of the incentive stock awards or RSUs granted to an executive officer is based solely on continued service, the award may not vest in full sooner than three years after the grant date and may not have a vesting schedule more favorable, at any point in time, than what would become vested under a monthly pro rata vesting schedule (i.e., 1/36th per month) over those three years. If vesting of an award granted to an executive officer is also subject to the achievement of performance criteria, the award may not vest in full sooner than one year after the grant date. The Board may accelerate the vesting of incentive stock awards and RSUs in the event of a participant’s termination of service as an employee or consultant, a change in control of Cadence or a similar event.

•

Performance Criteria. The Board may establish performance criteria for the grant, vesting or retention of any incentive stock award or RSU. Under the Amended Plan, performance criteria may consist of any one or more of the following performance criteria, either individually, alternatively or in any combination, applied either to Cadence as a whole or to a Cadence business unit, segment or affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, to previous results or to a designated comparison group, in each case as specified by the Board in the agreement relating to the incentive stock award or RSU (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow); (b) earnings per share (diluted or basic); (c) earnings per share from continuing operations; (d) earnings (including but not limited to earnings before interest, taxes, depreciation and amortization); (e) return on equity; (f) total stockholder return; (g) return on capital; (h) return on assets or net assets; (i) revenue or revenue growth; (j) income or net income; (k) operating income or net operating income; (l) operating profit or net operating profit; (m) operating margin; (n) return on operating revenue; (o) market share; (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters; (q) return on investment; (r) stock price; (s) market capitalization; (t) cash from operations; (u) product innovation or release schedule; (v) capital expenditure; (w) working capital; (x) cost of capital; (y) cost reductions; (z) bookings and segments of bookings such as net product bookings; (aa) market penetration; (bb) technology development or proliferation; or (cc) any other performance criteria selected by the Board, whether or not listed in the Amended Plan.

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The Board, in its discretion, may reduce the number of shares granted, issued, retainable and/or vested under an incentive stock award or RSU grant on account of either financial performance or personal performance evaluations, despite the satisfaction of any performance criteria. In addition, the Board may appropriately adjust any evaluation of performance with respect to any performance criteria to exclude any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; and (e) any unusual or infrequently occurring items as described in the Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations in Cadence’s annual report to stockholders for the applicable year.

Effect of Certain Corporate Events

The Amended Plan provides that, in the event of a change in control of Cadence, the surviving or acquiring corporation will assume the awards outstanding under the Amended Plan or substitute similar awards. If the surviving or acquiring corporation does not assume such awards or substitute similar awards, (i) the vesting of awards held by participants then providing services to Cadence as an employee or consultant will be accelerated prior to the change in control event and will terminate if not exercised after such acceleration and at, or prior to, such event, and (ii) all other option awards outstanding under the Amended Plan, if any, will terminate if not exercised prior to the change in control event.

Adjustment Provisions

Upon an increase or decrease in the number of issued shares of Cadence common stock resulting from a stock split, reverse stock split, spin-off, recapitalization, combination of shares, reclassification of shares or other similar change in capitalization, the payment of or any dividend or distribution (other than a normal cash dividend), including any stock dividend, or any other increase or decrease effected without receipt of consideration by Cadence, the number and class of shares authorized for issuance under the Amended Plan, the number and class of shares covered by each outstanding award, the price per share of common stock covered by each outstanding award, and any applicable performance measures will be equitably adjusted for any increase or decrease.

Withholding Obligations.

The Amended Plan clarifies that the Company has the authority to deduct or withhold, or to require a participant to remit to the Company the amount of any tax-related items. Tax-related items capture U.S. federal, state and/or local taxes and/or taxes imposed by jurisdictions outside of the U.S. related to a participant’s participation in the Amended Plan and legally or contractually applicable to the participant. Subject to compliance with applicable laws, a participant may be required to satisfy any such taxes by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the participant by the Company) or by a combination: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the participant as a result of the award; (iii) delivering to the Company owned and unencumbered shares of Common Stock having an aggregate fair market value sufficient to satisfy the tax-related items; (iv) entering into a broker-sell arrangement whereby a certain number of shares of Common Stock issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due; or (v) by any other method of withholding determined by the Board that is permissible under applicable law. The shares so delivered or withheld shall have an aggregate fair market value equal to such withholding obligations for tax-related items (based on withholding rates determined by the Company, up to the maximum rate in participant’s jurisdiction, and subject to any applicable laws). The Amended Plan provides that for income tax and/or social security reporting purposes, fair market value shall be as determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

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Duration, Amendment and Termination

The Board may terminate the Amended Plan without stockholder approval at any time. The Amended Plan does not have a fixed termination date and will continue in effect until the earlier of its termination by the Board or the date on which all authorized shares have been issued. No awards may be granted after termination of the Amended Plan. However, no incentive stock option may be granted after the tenth anniversary of the earlier of the date the board adopted the Amended Plan or the date the stockholders approve the Amended Plan. Further, any termination of the Amended Plan will not affect awards previously granted, and awards will remain in full force and effect unless mutually agreed upon in a writing signed by the participant and Cadence (unless any such termination is necessary or desirable to facilitate compliance with applicable law, as determined in the sole discretion of the Board).

The Board may also amend the Amended Plan at any time or from time to time. However, if the amendment would require stockholder approval to comply with any securities exchange or national market system listing requirements or any other applicable law, the amendment will not be effective unless approved by the stockholders before or after its adoption by the Board. Any amendment of the Amended Plan will not adversely affect awards previously granted unless mutually agreed upon in a writing signed by the participant and Cadence (unless any such amendment is necessary or desirable to facilitate compliance with applicable law, as determined in the sole discretion of the Board).

Clawback Policy

All awards (including any proceeds, gains or other economic benefit actually or constructively received by a participant upon any receipt or exercise of any award or upon the receipt or resale of any shares underlying the award) are subject to forfeiture and/or repayment to Cadence to the extent and in the manner required to comply with the terms of Cadence’s clawback policy, as in effect from time to time, and any requirements under applicable laws and the rules of the securities exchange system on which the shares of Cadence common stock is listed, including, pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Restrictions on Transfer

Under the Amended Plan, except as specifically provided in an award agreement, an award may not be transferred by the participant other than by will or by the laws of descent and distribution and, during the lifetime of the participant, may be exercised only by the participant or the participant’s legal representative. However, the participant may designate in writing a beneficiary, legal guardian, legal representative or other third party who may exercise the award in the event of the participant’s death.

FEDERAL INCOME TAX INFORMATION

The following is only a summary of the federal income tax consequences with respect to the grant and exercise of awards under the Amended Plan based upon applicable federal law as currently in effect, is not complete, does not discuss the income tax laws of any locality, state or foreign country in which a participant may reside, and is subject to change. Participants in the Amended Plan should consult their own tax advisors regarding the specific tax consequences to them of participating in the Amended Plan.

Nonstatutory Stock Options

Options granted under the Amended Plan that are not intended to qualify as incentive stock options are referred to in this proxy statement as nonstatutory stock options (“NSOs”). A participant will not recognize any taxable income when an NSO is granted. A participant will generally recognize ordinary income upon the exercise of an NSO equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. The ordinary income recognized by an employee participant will be subject to applicable tax withholding, including applicable income and employment taxes.

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Upon the disposition of the shares acquired upon exercise of an NSO, the participant will recognize gain or loss equal to the difference between the amount realized on the disposition and the sum of the exercise price plus the amount of ordinary income recognized by the participant as a result of the exercise of the NSO. Any such gain or loss will generally be treated as long-term or short-term capital gain or loss, depending on whether the holding period for the shares exceeds one year at the time of the disposition.

Cadence will generally be entitled to a deduction to the extent a participant realizes ordinary income upon the exercise of an NSO, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Incentive Stock Options

The Amended Plan permits grants of incentive stock options (“ISOs”). ISOs granted under the Amended Plan are intended to be eligible for the favorable federal income tax treatment accorded to “incentive stock options” under Section 422 of the Internal Revenue Code. Generally, a participant will not recognize any taxable income at the time of the grant of an ISO. In addition, the participant will not recognize income for regular federal income or employment tax purposes (except for alternative minimum tax purposes) at the time of exercise of an ISO. Cadence is not entitled to a deduction at the time of the grant or exercise of an ISO.

If the participant holds the shares acquired through the exercise of an ISO for at least one year from the date of exercise and two years from the grant date, referred to in this proxy statement as the ISO holding period, the participant generally will realize long-term capital gain or loss upon disposition of the shares. This gain or loss will generally equal the difference between the amount realized upon the disposition of the shares and the exercise price of the shares.

If a participant disposes of the shares acquired through the exercise of an ISO before expiration of the ISO holding period, referred to in this proxy statement as a disqualifying disposition, the participant will have: (i) ordinary income equal to the lesser of (a) the amount by which the sales price of such shares exceeds the exercise price and (b) the amount by which the fair market value of such shares on the date of exercise exceeds the exercise price; (ii) in the event that the sales price exceeds the fair market value of the shares on the date of exercise, capital gain equal to the amount by which the sales price of such shares exceeds the fair market value of such shares on the date of exercise; and (iii) in the event that the sales price is less than the exercise price, capital loss equal to the amount by which the exercise price exceeds the sales price of such shares.

In the event of a disqualifying disposition, Cadence will generally be entitled to a deduction to the extent that the participant realizes ordinary income as a result of the disqualifying disposition, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Incentive Stock Awards

A participant who receives an incentive stock award subject to restrictions that constitute a substantial risk of forfeiture generally will not recognize any taxable income upon the award of the shares. When the restrictions constituting a substantial risk of forfeiture on the shares subsequently lapse, the participant will recognize ordinary income in the amount by which the fair market value of the shares on the date such restrictions lapse exceeds the purchase price (if any) paid for the shares. However, a participant who makes a timely election under Section 83(b) of the Internal Revenue Code with respect to shares subject to restrictions constituting a substantial risk of forfeiture will instead recognize ordinary income in the year the incentive stock award is granted equal to the amount by which the fair market value of the shares on the award date exceeds the purchase price (if any) paid for the shares and will not recognize any additional ordinary income when the restrictions on those shares subsequently lapse.

Cadence will generally be entitled to a deduction equal to the amount of ordinary income recognized by a participant in connection with the grant or vesting, as applicable, of shares of Cadence common stock pursuant to

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an incentive stock award, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

RSUs

Participants who are granted unvested RSUs do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of any shares delivered and the amount of any cash paid to the participant, and Cadence will receive a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that a publicly held corporation is allowed to deduct each year for the compensation paid to a “covered employee.” A “covered employee” is any individual serving as the corporation’s principal executive officer or principal financial officer at any time during the taxable year, the corporation’s three other most highly compensated executive officers, and any individual who was a covered employee of the corporation (or any predecessor) for any taxable year beginning after December 31, 2016.

STOCK PRICE

On the Record Date, the closing price of Cadence common stock as reported by Nasdaq was $298.05.

NEW PLAN BENEFITS

Because the Board has the discretion to grant awards under the Amended Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers and other employees under the Amended Plan. During fiscal 2025, the following awards were granted in the aggregate under the Omnibus Plan: awards for an aggregate of 829,426 shares to all executive officers and an aggregate of 1,503,584 shares to other employees. See the table entitled “Grants of Plan-Based Awards in Fiscal Year 2025” for grants made to each of the named executive officers (as defined below in “Compensation Discussion and Analysis”) during fiscal 2025.

HISTORY OF GRANTS UNDER OMNIBUS PLAN

As of February 19, 2026, since the approval of the Omnibus Plan by Cadence stockholders in May 2023, awards covering 6,784,445 shares had been granted under the Omnibus Plan, including awards that were subsequently forfeited (and therefore the shares underlying the awards became available for grant under the Omnibus Plan).

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The table below provides the number of shares of Cadence common stock subject to stock awards granted or earned under the Omnibus Plan since its inception through February 19, 2026 for certain individuals. As of February 19, 2026, the closing price per share of Cadence common stock was $296.59 per share.

Name of Individual or Group	Stock Options	RSUs and PSUs(1)	Incentive Stock Awards	LTP Awards(2)

Anirudh Devgan	1,182,601	86,637	453,962	1,071,208

John M. Wall	210,778	34,753	227,755	346,763

Paul Scannell	14,163	21,659	97,733	102,700

Paul Cunningham	67,800	21,659	182,003	251,892

Chin-Chi Teng	149,291	21,659	233,644	277,241

All current executive officers as a group	1,624,633	202,426	1,195,097	2,088,004

All current directors who are not executive officers as a group	—	—	—	—

Each nominee for election as a director (other than Dr. Devgan)	—	—	—	—

All employees who are not executive officers, as a group	5,059,639	10,478,832	27,722,949	4,364,062

(1)	Includes PSUs at the target performance level.

(2)	Includes LTP Awards based on attainment of the target performance level.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR approval of the amendment of the Omnibus Plan.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. Broker non-votes will be treated as not being entitled to vote on this proposal and, therefore, will not be counted for purposes of determining whether this proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR approval of the amendment of the Omnibus Plan.

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PROPOSAL 3: ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Pursuant to Section 14A of the Exchange Act, Cadence stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of Cadence’s named executive officers as disclosed in this proxy statement. This proposal, which is commonly known as the “say-on-pay” proposal, provides stockholders the opportunity to express their views on the named executive officers’ compensation. Cadence has held a vote on the say-on-pay proposal annually, as determined by the Board and consistent with the past advisory vote by Cadence stockholders. The next say-on-pay proposal is expected to occur at the 2027 Annual Meeting of Stockholders.

The Board and the Compensation Committee value feedback from Cadence stockholders on executive compensation and will review and consider the voting results when evaluating Cadence’s executive compensation program. At the 2025 Annual Meeting of Stockholders, approximately 89% of votes cast by Cadence stockholders (excluding abstentions) approved the compensation of the named executive officers as disclosed in the 2025 proxy statement. Over the past ten years, our say-on-pay proposals have had an average level of stockholder support of approximately 93% of the votes cast (excluding abstentions). In deciding how to vote on this proposal, stockholders are encouraged to read the “Compensation Discussion and Analysis” and the related tables and narrative in this proxy statement for the details of Cadence’s executive compensation program. As described in “Compensation Discussion and Analysis” below, the Board and the Compensation Committee designed Cadence’s executive compensation program to support the long-term success of Cadence and the creation of stockholder value. Cadence’s executive compensation program for fiscal 2025 tied a significant majority of the named executive officers’ compensation to performance. As a result, the pay-for-performance component in Cadence’s executive compensation program should be considered an important factor in Cadence’s strong performance in fiscal 2025, including its revenue of $5.297 billion for the year.

The Board and the Compensation Committee believe that the leadership provided by Cadence’s management team, including the named executive officers, was key to Cadence’s execution and strong performance in fiscal 2025, which contributed to a total stockholder return of 129% over the five fiscal year period through 2025. In accordance with Section 14A of the Exchange Act, Cadence is asking its stockholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the compensation paid to Cadence’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Exchange Act, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.

Cadence stockholders should note that because the advisory vote on named executive officer compensation occurs well after the beginning of the compensation year, and because the different elements of Cadence’s executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change such executive compensation program in consideration of any one year’s advisory vote on named executive officer compensation by the time of the following year’s annual meeting of stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR the advisory resolution to approve named executive officer compensation.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. Broker non-votes will be treated as not being entitled to vote on this proposal and, therefore, will not be counted for purposes of determining whether this proposal has been approved. Unless marked to the contrary, proxies received will be voted FOR the advisory resolution to approve named executive officer compensation.

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PROPOSAL 4: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP (“PwC”) as Cadence’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PwC has served as our independent registered public accounting firm since February 26, 2020. Pursuant to the Audit Committee charter, the Audit Committee and the Board have directed management to submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives from PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of PwC as Cadence’s independent registered public accounting firm is not required by Cadence’s Bylaws or otherwise. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If Cadence stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of Cadence and its stockholders.

VOTING INFORMATION AND BOARD RECOMMENDATION

The Board recommends a vote FOR ratification of the selection of PwC as Cadence’s independent registered public accounting firm.

The affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on this proposal is required for approval of this proposal. Stockholders will be treated as present whether they attend the Annual Meeting virtually or by proxy. Abstentions will be treated as being present and entitled to vote on this proposal and, therefore, will have the effect of votes against this proposal. This proposal is considered a routine matter, and brokers are therefore permitted to exercise discretionary voting authority and vote shares held by them if the beneficial owners of the shares do not provide voting instructions. Unless marked to the contrary, proxies received will be voted FOR ratification of the selection of PwC.

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AUDIT COMMITTEE REPORT

All members of the Audit Committee are “independent” as defined by Nasdaq’s listing standards and the Exchange Act. The Audit Committee met five times in fiscal 2025.

The Audit Committee operates under a charter that is available on the Corporate Governance page at www.cadence.com. As more fully described in its charter, the Audit Committee appoints and retains the independent registered public accounting firm and oversees the quality and integrity of Cadence’s financial statements, Cadence’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications, independence and performance, and the performance of Cadence’s internal audit function, Cadence’s accounting and financial reporting processes and the audits of Cadence’s financial statements on behalf of the Board.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Annual Report with Cadence’s management and PricewaterhouseCoopers LLP (“PwC”), Cadence’s independent registered public accounting firm. The Audit Committee has also discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, as well as PwC’s independence from Cadence and its management. In addition, the Audit Committee has received from PwC the written disclosures and letter regarding PwC’s communications with the Audit Committee concerning these matters and PwC’s independence, as required by the Public Company Accounting Oversight Board. The Audit Committee has also considered whether the provision of non-audit services by PwC to Cadence is compatible with PwC’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Annual Report for filing with the SEC.

Audit Committee:

Lewis Chew, Chair

Ita Brennan

James D. Plummer

Alberto Sangiovanni-Vincentelli

The foregoing Audit Committee report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of Cadence under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filing.

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FEES BILLED TO CADENCE BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DURING FISCAL 2025 AND 2024

The following table presents fees incurred by Cadence for professional services rendered by PwC for the fiscal years ended December 31, 2025 and 2024:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024

	(In thousands)

Audit Fees(1)	$5,782	$6,009

Audit-Related Fees(2)	—	—

Total Audit and Audit-Related Fees	5,782	6,009

Tax Fees(3)	128	185

All Other Fees(4)	2	2

Total Fees	$5,912	$6,196

(1)

Includes fees for the audit of Cadence’s consolidated financial statements in Cadence’s annual report on Form 10-K, fees for the audit of Cadence’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, fees for the review of the interim condensed consolidated financial statements in Cadence’s quarterly reports on Form 10-Q and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or other engagements, including additional audit services in connection with business combinations.

(2)

Includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Cadence’s consolidated financial statements that are not reported under “Audit Fees.” There were no audit-related fees for fiscal 2025 or fiscal 2024.

(3)	Includes fees for tax compliance, tax planning, tax consulting and transfer pricing services.

(4)

Includes fees for products and services provided by the independent registered public accounting firm, other than the services reported above. Other fees in fiscal 2025 and fiscal 2024 include subscription fees paid to access web-based research software and regulatory applications.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee pre-approves, or where permitted by the rules of the SEC, subsequently approves, the audit services and non-audit services provided by Cadence’s independent registered public accounting firm. In accordance with its charter, the Audit Committee has delegated its authority to pre-approve services to the Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee, provided that such designees present any such approvals to the full Audit Committee at its next regularly scheduled meeting. All of the audit and non-audit fees reported in the table above were approved by the Audit Committee.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

The following table sets forth certain information regarding the ownership of Cadence common stock as of March 9, 2026, the Record Date, unless otherwise indicated below, by:

•	All those known by Cadence to be beneficial owners of more than 5% of its common stock;

•	Each of the current or former (as applicable) executive officers named in the 2025 Summary Compensation Table presented below under “Compensation of Executive Officers;”

•	All directors and director nominees; and

•	All current executive officers and directors of Cadence as a group.

Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Cadence Design Systems, Inc., 2655 Seely Avenue, Building 5, San Jose, California 95134.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total (%)

Greater than Five Percent Stockholders:

BlackRock, Inc.(2)	21,898,161	7.93

55 East 52nd Street New York, NY 10055

The Vanguard Group(3)	27,230,987	9.86

100 Vanguard Blvd. Malvern, PA 19355

Directors and Executive Officers:

Mark W. Adams(4)(5)(8)	12,927	*

Ita Brennan(4)(5)	7,650	*

Lewis Chew(4)(5)	8,417	*

Paul Cunningham(4)(6)(7}	147,168	*

Anirudh Devgan(4)(6)(7)	823,017	*

Moshe Gavrielov(4)(5)	1,105	*

ML Krakauer(4)(5)	4,279	*

Julia Liuson(4)(5)	5,727	*

James D. Plummer(4)(5)(9)	27,181	*

Alberto Sangiovanni-Vincentelli(4)(5)	41,330	*

Paul Scannell(4)(6)(7)	28,588	*

Young K. Sohn(4)(5)	14,610	*

Chin-Chi Teng(4)(6)(7)	137,185	*

Luc Van den hove(4)(5)	265	*

John M. Wall(4)(6)(7)	83,950	*

All current executive officers and directors as a group (16 persons)(10)	1,353,998	*

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*	Less than 1%.

(1)

This table is based upon information provided by stockholders pursuant to Schedules 13G filed with the SEC and by Cadence’s executive officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Cadence believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned by such stockholder. Beneficial ownership of greater than 5% of Cadence outstanding common stock reflects ownership as of the most recent date indicated under filings with the SEC as noted below, while beneficial ownership of the executive officers and directors is as of the Record Date. Applicable percentages are based on 276,092,068 shares of Cadence common stock outstanding on the Record Date, adjusted as required by rules promulgated by the SEC.

(2)

As of March 31, 2025, based on Amendment No. 18 to its Schedule 13G/A filed with the SEC on April 24, 2025, BlackRock, Inc. indicated that it beneficially owns 21,898,161 shares, for which it has sole voting power with respect to 19,919,384 shares, shared voting power with respect to none of the shares, sole dispositive power with respect to 21,898,161 shares and shared dispositive power with respect to none of the shares.

(3)

As of December 31, 2025, based on Amendment No. 14 to its Schedule 13G/A filed with the SEC on January 7, 2026, The Vanguard Group indicated that it beneficially owns 27,230,987 shares, for which it has sole voting power with respect to none of the shares, shared voting power with respect to 1,737,177 shares, sole dispositive power with respect to 24,500,941 shares and shared dispositive power with respect to 2,730,046 shares.

(4)

Includes shares that executive officers named in the 2025 Summary Compensation Table presented under “Compensation of Executive Officers” and directors of Cadence have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options as follows:

Mark W. Adams	0	James D. Plummer	0
Ita Brennan	0	Alberto Sangiovanni-Vincentelli	0
Lewis Chew	0	Paul Scannell	7,081
Paul Cunningham	51,803	Young K. Sohn	0
Anirudh Devgan	619,883	Chin-Chi Teng	19,125
Moshe Gavrielov	0	Luc Van den hove	0
ML Krakauer	0	John M. Wall	12,520
Julia Liuson	0

(5)

Includes shares underlying restricted stock awards that are subject to vesting within 60 days after the Record Date provided that the recipient continuously serves as a member of the Board until the Annual Meeting, which consists of the following amounts for each of the non-employee directors of Cadence:

Mark W. Adams	779	Julia Liuson	779
Ita Brennan	779	James D. Plummer	779
Lewis Chew	779	Alberto Sangiovanni-Vincentelli	779
Moshe Gavrielov	779	Young K. Sohn	779
ML Krakauer	779	Luc Van den hove	265

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(6)

Excludes LTP Awards (defined below in “Compensation Discussion and Analysis”) that, as of the Record Date, are subject to vesting on March 15, 2026 to the extent that performance objectives are achieved, which consists of the following amounts for each of the executive officers named in the 2025 Summary Compensation Table presented under “Compensation of Executive Officers”:

Paul Cunningham	37,720	Chin-Chi Teng	37,720
Anirudh Devgan	139,131	John M. Wall	41,739
Paul Scannell	7,650

(7)

Excludes relative TSR PSU Awards (described below in “Compensation Discussion and Analysis”) that, as of the Record Date, are subject to vesting on March 17, 2026 to the extent that performance objectives are achieved, which consists of the following amounts for each of the executive officers named in the 2025 Summary Compensation Table presented under “Compensation of Executive Officers”:

Paul Cunningham	1,215	Chin-Chi Teng	1,215
Anirudh Devgan	7,147	John M. Wall	1,389
Paul Scannell	1,215

(8)	Includes 12,148 shares held by the Adams Family Trust dated 10/27/2000, of which Mr. Adams and his spouse are trustees, and for which Mr. Adams shares voting and investment power with his spouse.

(9)	Includes 23,996 shares held by the Plummer Family Trust, of which Dr. Plummer and his spouse are trustees, and for which Dr. Plummer shares voting and investment power with his spouse.

(10)	Includes 710,412 shares which all current executive officers and directors in the aggregate have the right to acquire within 60 days after the Record Date upon exercise of outstanding stock options.

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DELINQUENT SECTION 16(a) REPORT

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the directors and executive officers of Cadence and persons who beneficially own more than 10% of a registered class of Cadence’s equity securities file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities.

To Cadence’s knowledge, based solely on a review of the Section 16(a) reports filed electronically with the SEC and written representations from executive officers and directors that no other reports were required during fiscal 2025, all reports required by Section 16(a) applicable to its executive officers and directors and greater than 10% beneficial owners were filed on a timely basis during fiscal 2025 except that on March 4, 2026, a late Form 4 was filed on behalf of Mr. Gavrielov to report three broker-directed transactions that were not previously reported.

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A LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholders,

As members of the Compensation Committee, we want to express our appreciation for your ongoing support of the business and our executive compensation programs and practices – our average support for Say-on-Pay based on votes cast (excluding abstentions) over the past 10 years has been roughly 93%. For 2025, we continued our disciplined approach to designing pay programs that establish a high performance bar and reward executives for sustained, industry-leading stockholder value creation.

Despite 2025 being a year of broad macroeconomic and geopolitical volatility, Cadence continued to deliver exceptional results (see our “Business Highlights” below). As has been the case in past years, this strong performance has continued to translate into meaningful returns for stockholders. Our success is driven by the strength of our employees and executive team, and we believe it is critical to ensure that we have effective pay programs and practices that motivate and retain our leaders as we continue to navigate a dynamic and fiercely competitive business and talent landscape.

In 2025, the Compensation Committee strengthened the pay-for-performance orientation of the senior executive compensation program through a few specific actions:

•

First, we continued our LTP program, which has been issued every three years dating back to 2016. As described further in the Compensation Discussion & Analysis, the LTP program establishes rigorous stock price goals which effectively require the company to double its market valuation within five years and provides direct alignment with the stockholder experience. For example, the 2025 LTP requires the company to reach approximately $143.6 billion in market value (an increase of $73.7 billion from the time of the grant) to earn the full award. The prior LTP award in 2022 required creating $54.3 billion in market value from the time of the grant to earn the full award which highlights the compounding effect of a double in valuation off an increasing baseline (see the section “Key Compensation Changes for 2025” in the Executive Summary for a detailed illustration of the required value creation for the past LTP awards). Cadence has a track record of delivering on these goals and creating meaningful stockholder value which has led to the ongoing support from stockholders of these programs dating back to 2016. This program has been an essential element in the pay program to drive performance.

•

Next, after listening to feedback from stockholders we introduced performance-based shares (“PSUs”) into the annual program (comprising 50% of the CEO’s targeted annual equity value). The PSUs replaced stock options going forward and have performance goals tied to operating income growth (a key financial metric for the company) and relative total stockholder return over a multi-year period. We believe the new annual PSUs complement the LTP program by diversifying performance measures beyond absolute stock price goals and incorporating relative performance to support engagement across varying market environments.

The Committee believes our compensation structure attracts, motivates, and retains top talent to continue to drive our growth and deliver on our goals. We encourage you to read the Compensation Discussion and Analysis below, which provides further detail on our pay programs.

We look forward to continuing our dialogue with stockholders and thank you again for your ongoing support and investment in Cadence.

Compensation Committee:

Mark W. Adams, Chair

Moshe Gavrielov

Young K. Sohn

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COMPENSATION DISCUSSION AND ANALYSIS

This section discusses the compensation program for Cadence’s named executive officers (the “NEOs”). Cadence’s NEOs for fiscal 2025 were the CEO, the CFO and the three most highly compensated executive officers other than the CEO and the CFO:

•	Anirudh Devgan, President and CEO

•	John M. Wall, Senior Vice President and CFO

•	Paul Scannell, Senior Vice President, Customer Success Team

•	Paul Cunningham, Senior Vice President, General Manager, System Verification Group

•	Chin-Chi Teng, Senior Vice President, General Manager, Digital and Signoff Group

EXECUTIVE SUMMARY

Cadence’s Fiscal 2025 Performance Highlights

Cadence is a global market leader that develops computational, AI-driven software, accelerated hardware, and silicon IP products and solutions for engineers and scientists to bring new and innovative products to life. Our mission is to empower the world’s most innovative companies to deliver extraordinary electronic products that drive the global economy and improve everyday life. Our customers include semiconductor companies that design and manufacture integrated circuits, as well as systems companies that design and manufacture electromechanical systems containing various types of semiconductor and other electronics.

Cadence closed an outstanding 2025 with broad-based strength across the business and opened 2026 with a record backlog of $7.8 billion and excellent momentum. Strong customer demand for Cadence’s expanding AI-driven product portfolio and the essential nature of Cadence’s engineering software contributed to these excellent results.

Business Highlights:

•

Revenue growth was 14%, GAAP operating income growth was 10% and non-GAAP operating income growth was 20%. A reconciliation of our GAAP to non-GAAP financial results is set forth in Appendix B to this proxy statement.

•

The Cadence.ai portfolio continued gaining momentum with market shaping customers. Cadence is ramping up deployment of Agentic AI workflows powered by intelligent agents that autonomously call the underlying Cadence tools, enabling faster design convergence and significantly improved engineering productivity.

•	Cadence’s Core EDA business grew 13% in 2025 driven by broad hyperscaler adoption, expanding digital full-flow deployments, and growing proliferation of our AI-driven products.

•

Hardware delivered another record year, adding more than 30 new customers, with seven of the top ten customers purchasing both Palladium Z3 and Protium X3 systems, reflecting strong AI and hyperscale demand.

•	Cadence’s IP business grew nearly 25% year-over-year in 2025, driven by the superior performance and expanding adoption of our IP portfolio, including HBM, UCIe, PCIe, DDR, and SerDes.

•

The System Design and Analysis business grew 13% in 2025, supported by strong demand for Cadence’s 3D-IC platform and simulation solutions that are increasingly critical for AI infrastructure, high-performance computing, and advanced mobile applications.

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The leadership provided by Cadence’s management team was key to Cadence’s continued execution of its business strategy, which contributed to a total stockholder return (“TSR”) of 4% in fiscal 2025 and 129% over the five fiscal year period through 2025. In addition, during such five fiscal year period, Cadence’s cumulative total return has significantly outperformed that of the S&P 500 Index and the Nasdaq Composite Index, as shown in the graph below. Over the five fiscal year period through 2025, Cadence’s market capitalization more than doubled, increasing from $38 billion to $85 billion.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Cadence Design Systems, Inc., the NASDAQ Composite Index, the S&P 500 Index and the S&P 500 Information Technology Index

$300
$250
$200
$150
$100
$50
$0
1/2/21
1/1/22
12/31/22
12/31/23
12/31/24
12/31/25
Cadence Design Systems, Inc.
NASDAQ Composite
S&P 500
S&P 500 Information Technology

*$100 invested on 1/2/21 in stock or index, including reinvestment of dividends.
Indexes calculated on month-end basis.

Copyright© 2025 Standard & Poor's, a division of S&P Global. All rights reserved.

(*)

The graph assumes that the value of the investment in Cadence common stock and in each index on January 2, 2021 (including reinvestment of dividends) was $100 and tracks it each year thereafter on the last day of Cadence’s fiscal year through December 31, 2025, and, for each index, on the last day of the calendar year.

Compensation Philosophy and Principles

Cadence’s executive compensation philosophy is grounded in the core principle of pay-for-performance. Our executive compensation program is designed to provide pay that is aligned with the Company’s results, and with the interests of stockholders. The Compensation Committee believes this contributes to the creation of stockholder value and has played a significant role in the Company’s success.

Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative executives with the leadership and innovation skills necessary to achieve Cadence’s annual and long-term business objectives. Cadence seeks to accomplish these objectives by means that are designed to be aligned with the long-term interests of its stockholders.

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Cadence’s core annual executive compensation program is based on the following principles:

•

Annual total direct compensation and each individual compensation element are targeted to be competitive with peer companies and market practices, taking into account each executive officer’s scope of responsibility, impact, criticality and individual performance; and

•	A substantial portion of compensation of the executive officers is at-risk and is highly dependent on Cadence’s short-term and long-term financial, operational and stock performance.

In addition to the core annual executive compensation program, the Compensation Committee has long-term equity awards subject to stockholder return targets (“LTP Awards”) every 3 years since 2016 to create direct and strong alignment with stockholders. Consistent with our pay-for-performance philosophy, these LTP Awards have provided meaningful rewards to executives for delivering strong stockholder value (as shown in the 5-year Cumulative Total Return graph above). The Compensation Committee believes that these LTP Awards have been and will continue to be a key differentiator for Cadence, and incentivize the executive team to continue to deliver strong stockholder value.

The Compensation Committee oversees the executive compensation program and assesses executive compensation on a continuous basis to monitor Cadence’s adherence to these principles. The executive compensation program is designed to be results-oriented and dependent on the achievement of key financial goals, strategic objectives and the long-term performance of Cadence’s stock.

Key Changes for Fiscal 2025

•

Moved to 50% PSUs for the CEO in the Annual Long-Term Incentive Program: the Compensation Committee reflected upon stockholder feedback over the past several years and sought to enhance the performance orientation of the annual equity awards by introducing PSUs for the CEO (50%) and other NEOs (34%) to replace stock options. Further, the Compensation Committee replaced ISAs with RSUs for the remaining portion of the Fiscal 2025 equity grants.

•

Adopted a PSU Framework that Balances Short- and Long-Term Performance: the performance framework for the PSUs is aligned with both company financial performance and stockholder value creation, which complements the already existing Senior Executive Bonus Plan and LTP Awards. 50% of the PSUs are tied to a 1-year operating income growth goal, and 50% are tied to separate 1, 2, and 3-year relative TSR performance periods.

•

Granted 2025 LTP Awards that are Generally Consistent in Design with Prior LTPs: like prior LTP Awards, the LTP Awards granted in 2025 require the company’s valuation to grow by more than 200% from the date of grant over five years for the maximum award to be earned. These awards continue to utilize governance best-practices, including a 1-year post-vest holding requirement and a relative TSR “gate” that is required to be met in addition to the absolute price hurdles. The following graphic provides

55

an overview of the 2025 and past LTP Award cycles, and the value creation required for the 2025 award to be earned in full.

Required Market Value Created ($B):
$2.6
$4.7
$22.7
$28.5
2016 LTP
2019 LTP
2022 LTP
2025 LTP
Threshold Performance
$7.1
$21.6
$54.3
$73.7
2016 LTP
2019 LTP
2022 LTP
2025 LTP
Maximum Performance
2025 LTP max: $524
2025 LTP threshold: $359
2022 LTP max: $359
2025 LTP grant date 3/17/2025 ($255.11)
2022 LTP threshold: $245
2022 LTP grant date 1/13/2022 ($163.16)
2019 LTP max: $138
2019 LTP threshold: $77.80
2019 LTP grant date 3/15/2019 ($60.99)
2016 LTP max: $43
2019 LTP threshold: $28
2016 LTP grant date 2/8/2016 ($19.60)
2025 LTP Award:
Performance Period: Mar. 2025 – Mar. 2030
Vesting Dates: March 2028, 2029, 2030
2022 LTP Award:
Performance Period: Jan. 2022 – Mar. 2027
Vesting Dates: March 2025, 2026, 2027
2019 LTP Award:
Performance Period: Mar. 2019 – Mar. 2024
Vesting Dates: March 2022, 2023, 2024
2016 LTP Award:
Performance Period: Feb. 2016 – Mar. 2021
Vesting Dates: March 2019, 2020, 2021
Cadence Share Price
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
1/1/2016
1/1/2018
1/1/2020
1/1/2022
1/1/2024
1/1/2026
1/1/2028
1/1/2030
Time Period

Cadence’s Fiscal 2025 Compensation Structure and Mix

Cadence’s fiscal 2025 executive compensation program was designed to be consistent with its executive compensation principles, pay-for-performance philosophy and commitment to sound corporate governance, as summarized above. As with prior years, a significant majority of the NEOs’ target direct compensation was delivered in the form of at-risk compensation. The graphics below show that the fiscal 2025 target direct compensation (which excludes the 2025 LTP Awards) for the CEO and the other NEOs was heavily weighted towards at-risk, variable incentive awards in the form of both short-term cash incentives and equity incentives rather than base salaries.

CEO TARGET COMPENSATION MIX	OTHER NEO AVERAGE TARGET COMPENSATION MIX

Base Salary
Short-term
Cash Incentives
3%
5%
Long-term
Equity Incentives
92%
97% At-Risk

Base Salary
8%
Short-term
Cash Incentives
7%
Long-term
Equity Incentives
85%
92% At-Risk

See “Elements of Fiscal 2025 Executive Compensation” below for a more detailed discussion of Cadence’s fiscal 2025 executive compensation program.

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Cadence’s Executive Compensation Practices

In fiscal 2025, Cadence continued its commitment to sound corporate governance in its executive compensation program, as demonstrated by the following highlights:

•

Compensation Recovery (“Clawback”) Policy. Cadence maintains a compensation recovery policy, as required by Rule 10D-1 under the Exchange Act and the corresponding listing standard adopted by Nasdaq, that generally provides for the mandatory recovery of erroneously awarded incentive compensation from our current and former executive officers in the event of an accounting restatement.

•

Prohibition on Hedging and Pledging of Cadence Securities. Cadence’s Securities Trading Policy prohibits hedging, pledging, short-sales and similar transactions by Cadence employees, including its executive officers.

•	No Material Perquisites Provided to Executive Officers. Cadence did not provide material perquisites to its executive officers.

•	No Tax Gross-Ups. Cadence did not provide tax gross-ups to any of its executive officers and executive officers are not entitled to receive tax gross-ups in connection with a change in control.

•

Regular Compensation Risk Review. The Compensation Committee conducts a formal review of the risks associated with Cadence’s executive compensation practices, policies and programs on an annual basis and assesses such risks as part of its regular decision-making process.

•

Stock Ownership Guidelines. All of Cadence’s executive officers are in compliance with Cadence’s Stock Ownership Guidelines, which require ownership of shares of Cadence common stock with a minimum value of three times the annual base salary for Cadence’s CEO and the annual base salary for Cadence’s other executive officers, in each case within five years of appointment.

•

Independent Compensation Consultant. The Compensation Committee engages its own compensation consultant, Semler Brossy, which does not provide any services to management or otherwise to Cadence and has no prior relationship with any of Cadence’s executive officers.

SAY-ON-PAY

At the 2025 Annual Meeting, stockholders again expressed strong support for Cadence’s executive compensation program, with approximately 89% of the votes cast (excluding abstentions) for approval of the advisory “say-on-pay” vote, and an average level of stockholder support of approximately 90% of the votes cast for approval of the advisory “say-on-pay” vote over the past five years. The Compensation Committee determined that the company’s executive compensation objectives and compensation elements continued to be appropriate and did not make any changes to the company’s executive compensation program in response to the 2025 say-on-pay vote. In addition, our stockholders regularly affirm that they support our executive compensation program during our routine engagement with them.

DETERMINING EXECUTIVE COMPENSATION

Competitive Compensation Levels

For fiscal 2025, the Compensation Committee assessed the competitiveness of each element of the executive officers’ total direct compensation, including the annualized impact of any outstanding LTP Awards, against Cadence’s peer group, as discussed below. The Compensation Committee also periodically reviews the competitiveness of the executive officers’ severance and change in control arrangements and the broad-based employee benefit plans in which the executive officers participate.

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In particular, the Compensation Committee considered the competitiveness of the executive officers’ compensation as compared to executives with similar titles and responsibilities at companies with which Cadence competes for executive talent (the “Peer Group”). In order to accurately reflect the pool from which executive talent is drawn and to which it is lost, the Peer Group includes publicly listed companies located throughout the United States that the Compensation Committee deems comparable to Cadence in revenue, market capitalization and scope, are in similar technical fields, and compete in the same talent market as Cadence, each as further described in the Peer Group selection criteria chart below. The Peer Group excludes companies that are foreign or are in businesses or industries that are not considered by the Compensation Committee to be reasonably comparable.

Selection Criteria	Fiscal 2025 Peer Group

Geographic Location	Located in the United States

Industry	Application Software, Communications Equipment, Electronic Components, Electronic Equipment and Instruments, Semiconductor, Internet Services and Infrastructure, IT Consulting and Other Services, Semiconductor Equipment, and Systems Software

Financial Scope	Revenue and market capitalization of approximately one-third to three times that of Cadence’s trailing twelve-month revenue and market capitalization at the time the Peer Group is determined

In July 2024, the Compensation Committee reviewed the Peer Group that would be used to evaluate fiscal 2025 compensation decisions and removed Splunk (SPLK) from the existing peer group given they were acquired in March 2024. The resulting Peer Group had a median revenue of approximately $5.5 billion (calculated based on the most recently available trailing four fiscal quarters as of May 13, 2024) and a median market value of approximately $51.8 billion (calculated based on the 90-day average as of May 13, 2024). Cadence’s revenue for the same period was approximately $4.8 billion and had a market value of $81.6 billion. The Compensation Committee considered the balanced positioning on both revenue and market value when making this adjustment.

The Peer Group approved by the Compensation Committee for evaluating fiscal 2025 competitive compensation levels is comprised of the following companies:

Fiscal 2025 Peer Group

Advanced Micro Devices, Inc.	Fortinet, Inc.	ServiceNow, Inc.

ANSYS, Inc.	Keysight Technologies, Inc.	Skyworks Solutions, Inc.

Arista Networks, Inc.	Marvell Technology, Inc.	Synopsys, Inc.

Autodesk, Inc.	Microchip Technology Incorporated	Veeva Systems Inc.

CrowdStrike Holdings, Inc.	Palo Alto Networks, Inc.	Workday, Inc.

Datadog, Inc.	PTC Inc.

In August 2025, the Compensation Committee reviewed the Peer Group that would be used to evaluate fiscal 2026 compensation decisions and determined to not make any changes to the Peer Group at that time.

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Compensation Determinations

Consistent with the principles of Cadence’s executive compensation program outlined above, the Compensation Committee determines the market levels of each executive officer’s compensation by reference to the compensation paid by the companies in the Peer Group, with consideration to similar titles and responsibilities. For the purposes of this assessment, the Compensation Committee considers the annual base salary, short-term cash incentive compensation, grants of equity incentive compensation (based on the grant date fair value of such equity awards), and the annualized value of outstanding LTP Awards. For example, the following graph illustrates how the Compensation Committee views the LTP Awards granted to Dr. Devgan in 2022 and 2025 over their respective five-year performance periods compared to their grant date fair values of approximately $20M and $30M, respectively.

Cadence does not target executive compensation at a specific level or percentile relative to compensation provided by the companies in the Peer Group, whether for total direct compensation or any element of executive compensation. Instead, when determining compensation for the executive officers, the Compensation Committee takes into account each of the following compensation factors, without prescribing particular weightings:

•	Cadence Compensation Factors:

•	Cadence’s financial and operational performance as compared to the performance of the companies in the Peer Group

•	Cadence’s relative size and scope of business as compared to the companies in the Peer Group

•	Cadence’s budget considerations

•	Individual Compensation Factors:

•	Compensation paid to executives with similar titles and responsibilities as the individual at the companies in the Peer Group

•	Individual performance over the preceding year

•	Strategic importance of the individual’s position

•	Criticality, experience and ability of the individual to impact corporate and/or business group results

•	Marketability and scarcity in the market of the individual’s skills and talents

•	Expected future contributions of the individual

•	Historical compensation of the individual

•	Retention risks related to the individual

•	Relative positioning/performance of the individual versus other Cadence executives

The Compensation Committee retains and does not delegate any of its responsibility to determine executive compensation. However, for executive officers other than the CEO, the CEO makes assessments and

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recommendations to the Compensation Committee on their respective base salaries, short-term cash incentive compensation and equity incentive compensation based upon an assessment of the “Cadence Compensation Factors” and the “Individual Compensation Factors” outlined above. The Compensation Committee then reviews these assessments and recommendations and determines whether to approve or modify the CEO’s recommendations. The Compensation Committee also evaluates the CEO based on the compensation factors described above, and the assessment from such evaluation is used to determine the CEO’s compensation. The Compensation Committee, in its sole discretion, makes all decisions related to the CEO’s and the other NEOs’ compensation.

ELEMENTS OF FISCAL 2025 EXECUTIVE COMPENSATION

The fiscal 2025 compensation of Cadence’s executive officers, including the NEOs, was comprised of the following main elements:

•	Total direct compensation, consisting of:

•	Base salary

•	Short-term cash incentive compensation

•	Equity incentive compensation (including RSUs and PSUs)

•	Other compensation and benefits, consisting of:

•	Broad-based employee benefit plans

•	Non-qualified deferred compensation plan

•	Severance benefits

Consistent with Cadence’s executive compensation principles outlined above, an executive officer’s total direct compensation is based on Cadence’s performance and on the performance of the individual executive officer, as well as on the Compensation Committee’s view of the level of total direct compensation sufficient to attract, motivate and retain qualified executives. Cadence does not have a pre-established policy or target for allocating compensation between fixed and variable pay elements or for allocating among the different types of variable compensation, although the allocation is influenced by the Compensation Committee’s assessment of the compensation practices of the companies in the Peer Group and Cadence’s short-term and long-term strategic objectives. The Compensation Committee believes that the executive compensation program should motivate the executive officers to drive strong and sustained performance for Cadence. Accordingly, the executive officers’ compensation is heavily weighted towards at-risk, variable incentive awards — short-term cash incentives and equity grants — rather than base salaries.

Base Salaries

Cadence offers its executive officers an annual base salary to compensate them for services rendered during the year. Base salaries are considered essential for the attraction and retention of talented executive officers and are determined using the compensation factors described above. The executive officers’ base salaries are reviewed annually by the Compensation Committee, but do not automatically or necessarily increase each year. Changes to the executive officers’ base salaries, if any, are typically made in the first quarter of a fiscal year or in connection with an executive officer’s promotion or change in responsibilities.

In March 2025, consistent with the process discussed under “Compensation Determinations” above, the Compensation Committee reviewed the base salaries of the NEOs. The base salaries for each NEO were increased in recognition of strong performance in each of their respective roles and to bring their target cash compensation more in line with market levels for their position.

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The fiscal 2024 and 2025 base salaries of the NEOs are shown in the chart below.

Name	Fiscal 2024 Base Salary ($)	Fiscal 2025 Base Salary ($)	Base Salary Percentage Increase (%)

Anirudh Devgan	750,000	800,000	7

John M. Wall	575,000	600,000	4

Paul Scannell	500,000	525,000	5

Paul Cunningham	475,000	500,000	5

Chin-Chi Teng	475,000	500,000	5

Short-Term Cash Incentive Compensation under the Senior Executive Bonus Plan (“SEBP”)

Overview. Cadence provides its executive officers with the opportunity to earn short-term cash incentive compensation under the SEBP. The purpose of the SEBP is to reward executive officers for performance during a single fiscal year (or portions thereof) by providing incentives for them to achieve Cadence’s short-term financial and operational goals. Performance is measured against specific pre-established criteria relative to Cadence’s overall business results, as well as individual performance. Cash bonus payouts under SEBP for fiscal 2025 were determined semi-annually, based on 1st Half and 2nd Half performance.

For each executive officer other than the CEO, the CEO makes an assessment and recommendation for each individual’s target bonus. The Compensation Committee reviews the CEO’s recommendation, as described above under “Compensation Determinations,” and approves (with or without modification, in its sole discretion) the CEO’s recommendation. For the CEO, the Compensation Committee is solely responsible for assigning a target bonus based on its review of the performance of Cadence and the CEO, the competitive compensation practices of our peers, and the other factors as described above under “Compensation Determinations.”

In March 2025, consistent with the process discussed in “Compensation Determinations” above, the Compensation Committee reviewed the target bonus levels of the NEOs and determined that the fiscal 2024 target bonus levels as a percentage of base salary for the NEOs were appropriate and would remain unchanged for fiscal 2025.

The base salaries, target bonus levels under SEBP, and actual bonuses earned by the NEOs for fiscal 2025 (as determined using the criteria described below) are set forth in the table below.

		Senior Executive Bonus Plan

Name	Base Salary ($)	Target Bonus (as % of Base Salary)	Target Bonus ($)	Actual Bonus ($)

Anirudh Devgan	800,000	150	1,200,000	1,456,271

John M. Wall	600,000	100	600,000	769,614

Paul Scannell	525,000	100	525,000	672,916

Paul Cunningham	500,000	100	500,000	623,903

Chin-Chi Teng	500,000	100	500,000	599,346

Performance Factors. Each NEO’s actual bonus under the SEBP for fiscal 2025 was determined by multiplying his or her base salary earned during the bonus period by his or her target bonus percentage, the product of which is then multiplied by two factors: (i) a “Company Performance Factor” and (ii) an “Individual Performance Factor.”

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In fiscal 2025, the Company Performance Factor was comprised of (a) a “Revenue Component” (weighted 45%) and (b) an “Operating Margin Component” (weighted 55%). The Individual Performance Factor was comprised of (y) an “Executive Leadership Component” (weighted 80%) and (z) a “Cadence Culture Modifier” (weighted 20%). The combination of these performance factors is intended to ensure that all critical aspects of performance are considered in determining short-term cash incentive awards.

The bonus determination under SEBP is illustrated below:

Determination of Company Performance Factor. The Company Performance Factor is designed to reflect Cadence’s overall financial performance. The weightings and performance components used to determine the Company Performance Factor are reviewed by the Compensation Committee, in consultation with the CEO, to ensure that the components align with what the Compensation Committee and the CEO believe are among the most important financial factors that drive long-term stockholder value.

The Revenue Component is a percentage ranging from 0% to 150% that is a function of Cadence’s total revenue for the performance period as compared to the pre-established revenue target (the “Revenue Target”) for the same performance period. The Revenue Target is approved by the Compensation Committee at the beginning of each performance period during the year (1st Half and 2nd Half).

The Operating Margin Component is a percentage ranging from 0% to 150% that is a function of Cadence’s non-GAAP operating margin for the performance period divided by a pre-established non-GAAP operating margin target (the “Operating Margin Target”) for the same performance period. For purposes of SEBP, non-GAAP operating margin is defined as the ratio of non-GAAP income from operations (that is, GAAP operating income adjusted for amortization of acquired intangibles, stock-based compensation expense, non-qualified deferred compensation expenses or credits, restructuring and other charges or credits, acquisition- and integration-related costs, and special charges) divided by total revenue. The Operating Margin Target is approved by the Compensation Committee at the beginning of each performance period during the year (1st Half and 2nd Half).

For both components of the Company Performance Factor, the Compensation Committee excludes the impact of acquisitions made by Cadence during the applicable performance period if such acquisitions were not taken into account in the setting of the targets.

For each half of fiscal 2025, the revenue and non-GAAP operating margin performance targets and actual performance against such targets used to determine the Company Performance Factor were as follows:

	1st Half 2025		2nd Half 2025

	Revenue (in millions)	Non-GAAP Operating Margin	Revenue (in millions)	Non-GAAP Operating Margin

2025 SEBP Target	$2,515	41.3%	$2,722	45.6%

Actual Achievement	$2,518	42.3%	$2,779	47.4%

Company Performance Factor	103.60%		110.10%

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Determination of Individual Performance Factor. As described under “Performance Factors” above, for fiscal 2025, the Individual Performance Factor consisted of two components (both expressed as a percentage ranging from 0% to 150%): (i) an Executive Leadership Component based on criteria such as the achievement of strategic and business objectives, customer success, innovation, operational excellence and leadership in the industry and within the company and (ii) a Cadence Culture Modifier (“CCM”) that takes into account individual and team achievements with respect to organizational, culture and talent objectives.

The Individual Performance Factor criteria specific to each NEO that were considered by the Compensation Committee for fiscal 2025 as compared to the goals reviewed at the beginning of the fiscal year are set forth below. The actual individual modifiers on executive leadership and CCM objectives in 2025 ranged from 100% to 130%.

•

Dr. Devgan: The company exceeded all financial targets for the year: revenue, operating margin, and earnings per share (EPS) and reached the milestone of $5.29B+ in revenue. Drove market expansion with significant new products, including transformative artificial intelligence (AI) solutions and acquisitions that broadened our Total Available Market (TAM) in furtherance of Cadence’s “AI for Design and Design for AI” strategy. The Cadence.ai portfolio continued gaining momentum with market shaping customers. Cadence introduced ChipStack, a groundbreaking agentic AI Super Agent for chip design and verification, built upon Cadence’s foundational EDA platform. Our One Cadence One Team culture of collaboration and high performance resulted in a ranking on Fortune’s World’s Best Workplaces, marking our tenth year appearing on this list.

•

Mr. Wall: Executed on the Company’s long-term operating model exceeding operating margin and earnings per share (EPS) targets and driving operational efficiency through technology transformation and process improvement. Contributed to the development of Cadence’s next generation of leaders, while effectively managing CFO organization expense.

•

Mr. Scannell: Exceeded revenue targets and delivered record-breaking bookings while achieving fiscal year expense targets. Drove expansion into new markets and partnered with strategic customers resulting in a strengthening of our AI partnerships. Deepened relationships with market-shaping customers. Led an organizational rebranding ensuring a customer first focus and operational excellence across the Customer Success Team. Sponsored unique university programs that are focused on developing a pipeline of early career talent.

•

Dr. Cunningham: Led the System Verification business to new levels of revenue success. Hardware delivered another record year with over 30 new customers and substantially higher repeat demand from AI and hyperscalers. Gained Xcelium share with marquee brands. Delivered Palladium enhancements advancing our product portfolio. Established AI leadership at key competitive accounts. Spearheaded the R&D Agentic AI initiative resulting in a differentiated product portfolio and accelerating the development cycle. Successfully championed the Cadence Voices program fortifying our Cadence culture of innovation.

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•

Dr. Teng: Proliferation of our digital portfolio continued with 25 new digital full flow logos added over the year. Expanded our footprint including our 3D-IC solution at top hyperscalers and another marquee hyperscaler used our digital full flow for its first full customer-owned tooling AI chip tapeout. Successfully launched Cerebrus AI Studio and Conformal AI Studio. Invested in next-generation leadership opportunities for exceptional talent.

Actual Bonus Payments. Based on its assessment of Cadence’s performance and individual performance as described above, the Compensation Committee approved the following bonus payouts under SEBP for each half of fiscal 2025:

	1st Half 2025		2nd Half 2025

Name	(% of Target)(1)	($)	(% of Target)(1)	($)

Anirudh Devgan	120	720,363	123	735,908

John M. Wall	128	385,145	128	384,469

Paul Scannell	124	326,101	132	346,815

Paul Cunningham	120	300,209	129	323,694

Chin-Chi Teng	112	279,505	128	319,841

(1)	The percentage of target is equal to (a) the actual bonus amount divided by (b) the actual base salary earned during each bonus period multiplied by the target bonus percentage.

Preview of Changes to the 2026 Senior Executive Bonus Plan. As part of the continuing evolution of our compensation programs in response to ongoing stockholder feedback, the Compensation Committee elected to modify the Senior Executive Bonus Plan in 2026 by simplifying the Individual Performance Factor and reducing its influence on the overall program. The key changes include:

•

Consolidating the Individual Performance Factor from two components (Executive Leadership and the Cadence Culture Modifier) to a single component (Executive Performance) to simplify goal setting and performance assessments.

•	Reducing the max payout of the new Individual Performance Factor to 135% (previously 150%) to increase the primary focus of the program on Cadence’s financial performance.

Equity Incentive Compensation

Overview. Consistent with the principles of Cadence’s compensation philosophy for its executive officers outlined above, equity incentives are designed to reward outstanding business performance, and to align the interests of the executive officers with those of Cadence stockholders. Stock ownership is an important component in attracting, motivating and retaining talented executives.

Historically, the Compensation Committee has granted annual equity incentive awards in the form of both incentive stock awards and stock options. However, beginning in fiscal 2025, the Compensation Committee sought to enhance the performance orientation of the annual equity awards while also diversifying performance against absolute share price. The Compensation Committee therefore introduced PSUs for the CEO and other NEOs to replace stock options, and replaced incentive stock awards with time-based RSUs. Approximately 50% of the fiscal 2025 equity grants for the CEO consisted of PSUs, and approximately 34% of the other executive officers’ fiscal 2025 equity grants in the aggregate consisted of PSUs, with the remainder of the equity grants being time-based RSUs. As further described below, half the PSUs granted are subject to adjusted operating income growth goals and half are subject to relative TSR goals.

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Additionally, as an important component of executive officers’ equity incentive compensation, the Compensation Committee has made grants of LTP Awards every three years since 2016. The Compensation Committee includes the value of these awards when assessing an executive’s total compensation opportunity. These grants are intended to focus on driving exceptional long-term performance, using stock price as the performance metric, and to align with the creation of long-term stockholder value. Performance is measured against predetermined rigorous share price goals. The Compensation Committee granted LTP Awards to all then-serving executive officers in fiscal 2016, 2019, 2022 and again in March 2025. The Compensation Committee, with input and collaboration from its independent compensation consultant, designed the LTP Awards to further focus the executive officers on driving exceptional financial and operational performance, resulting in exceptional stock price growth over a multi-year performance period. The Compensation Committee continues to assess Cadence’s LTP equity incentive compensation program to ensure it drives superior performance and the creation of long-term stockholder value. See “2025 LTP Awards” below for further detail.

When the Compensation Committee determines and approves individual equity grants to executive officers, it considers each of the compensation factors set forth under “Compensation Determinations,” without prescribing particular weight to any of the compensation factors. In addition, the Compensation Committee reviews the CEO’s assessments and recommendations as to the equity compensation for all of the executive officers except himself.

Fiscal 2025 Annual Equity Grants. The Compensation Committee believes equity incentive grants provide the appropriate level of executive alignment with Cadence stockholder interests and rewards Cadence’s executives for building long-term stockholder value. The fiscal 2025 equity grants were designed to create balance between RSUs (which provide retention and alignment with stockholders) and PSUs (which better incentivize the achievement of key performance metrics while still providing an incentive to improve Cadence’s stock performance).

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Effective March 2025, the Compensation Committee approved the following RSU and PSU grants for the then-serving NEOs as part of the annual equity program.

	Annual RSUs (50% of CEO Mix, 66% of Other NEO Mix)	Annual Financial PSUs (25% of CEO Mix, 17% of Other NEO Mix)	Annual rTSR PSUs (25% of CEO Mix, 17% of Other NEO Mix)

Metric	None (time-based)	Adjusted operating income growth (established based on the Company’s 2025 financial plan)	Relative TSR vs. the IT companies included in the S&P 500 and S&P 400 indices as of the date of grant

Timeframe	3-year vesting (one-third vest approximately 12 months after the date of grant and the remaining shares vest in four equal semi-annual installments)	1-year performance measurement period, with approximately one-third of the earned shares vesting on the first, second, and third anniversaries of grant	Distinct 1, 2, and 3-year performance measurement periods (approximately one-third of award tied to each period), with earned shares vesting at the end of each performance period

Payout Range	N/A	0% - 200% of Target

Rationale for Vehicle	Alignment with stockholders, retention	Key performance measure that reflects revenue generation and effective cost management	Direct alignment with stockholder value creation; relative performance accounts for broader factors impacting the market and allows us to compare against other high-performing technology companies

Please see the Grants of Plan-Based Awards table for a description of the grants awarded to our NEOs during 2025. The values included in the Summary Compensation Table and the Grants of Plan-Based Awards Table reflect the accounting grant date fair value of the grants. These values do not reflect amounts actually realizable by our executive officers.

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Fiscal 2025 Performance Achievement. The Compensation Committee certified the below performance achievements, and resulting payouts, in February and March 2026:

	2025 Performance Achievements

	Financial PSUs		rTSR PSUs

	Fiscal 2025 Adj. Operating Income Growth	Payouts as a % of Target	1/2/3 Year Relative TSR Performance	Payouts as a % of Target

Below Threshold	<11%	0%	<25th Percentile	0%

Threshold	11%	50%	25th Percentile	50%

Target	15%	100%	50th Percentile	100%

Maximum	19%	200%	75th Percentile	200%

Actual Attainment and Payout	20%	200%	1-Year Period: 52nd Percentile 2-Year Period: TBD in 2027 3-Year Period: TBD in 2028	1-Year Period: 108% 2-Year Period: TBD in 2027 3-Year Period: TBD in 2028

The rTSR performance and payout shown above reflects the 1-year performance period ending March 15, 2026. Achievement of rTSR goals with 2 and 3-year performance periods will be determined after the applicable performance periods conclude in March 2026 and 2027, respectively.

2025 LTP Awards. Consistent with the Compensation Committee’s historical practice and after extensive consultation with Semler Brossy, in March 2025, the Compensation Committee deemed it appropriate to grant a new set of LTP Awards to Cadence’s then-serving executive officers to create additional incentives that extend beyond the stockholder return objectives and time frame of the LTP Awards granted previously. The structure of the 2025 LTP Awards is similar in design to Cadence’s prior LTP Awards, with performance to be measured over a five-year performance period through March 15, 2030, and the ability to vest in a portion of the LTP Award in years three and four in the event the performance goals are achieved by such dates. These grants are intended to provide value to the executive officers only if there is a significant and sustained increase in stockholder value over the five-year performance period.

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The following summarizes certain key features of the 2025 LTP Awards.

Design Purpose:

The 2025 LTP Awards are designed to motivate executives to lead Cadence to achieve outstanding levels of performance and value creation. Any vesting of the 2025 LTP Awards is subject to the achievement of rigorous absolute stock price targets and relative stockholder return hurdles, as well as the recipient’s continuous service to Cadence through each applicable vest date (except as set forth below under “Severance and Change in Control Provisions”).

Term and Measurement Dates:

All shares subject to 2025 LTP Awards that have not vested by March 15, 2030 will be forfeited and cancelled. The performance conditions necessary for vesting, as described below, are measured on March 15, 2028, March 15, 2029, and March 15, 2030 (each, a “measurement date”). Any shares that vest on a measurement date are subject to a one-year holding period and will not be delivered to the executive until the first anniversary of such measurement date.

Vesting Caps:

Even if the performance conditions necessary for vesting are achieved by the 2028 measurement date and/or the 2029 measurement date, no more than 33% and 67% of the shares on a cumulative basis can vest on such dates.

Max Value Cap:	Caps the value at vest at 2.5x the baseline price of $262, meaning the value at vest cannot be higher than $655 per share even if the actual share price is higher at vest.

Performance Vesting:

The 2025 LTP Awards will vest based on the Company’s stock performance exceeding both absolute stock price and relative total stockholder return (“TSR”) hurdles, calculated based on a 20-trading day trailing average closing trading price on each measurement date, subject to the recipient’s continued service through the applicable measurement date. The threshold and maximum stock price targets are $359.00 (representing approximately 37% appreciation from the closing trading price on the grant date) and $524.00 (representing approximately 100% appreciation from the closing trading price on the grant date), respectively, which were anchored on a “baseline” price of $262.00, which was above the 20-trading day trailing average closing trading price of $251.18 and the grant date stock price of $255.11.

Subject to the vesting caps noted above, for each measurement date, the percentage of shares underlying the award that are eligible to vest based on absolute stock price performance is determined by linear interpolation between the threshold and maximum stock price targets.

To vest into the maximum 33% of total shares on the 2028 measurement date, a stock price target of $413.45 must be met. To vest into the maximum 67% of total shares on the 2029 measurement date, a stock price target of $469.55 must be met. And to vest into all remaining unvested shares on the 2030 measurement date, the maximum stock price target of $524.00 must be met.

The relative TSR hurdle requires performance equal to or in excess of the 35th percentile of the companies included in either the S&P MidCap 400 Information Technology Index or the S&P 500 Information Technology Index. On each measurement date, if the relative TSR performance is below the 35th percentile, no LTP Award shares will vest on that measurement date, regardless of absolute stock price performance on the measurement date.

Any shares that do not vest on the 2028 or 2029 measurement date will carry forward and be eligible to vest on the final 2030 measurement date.

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Measurement:

For purposes of measuring achievement against each stock price target and relative TSR hurdle, Cadence’s stock price as of each measurement date is determined by calculating the trailing 20-trading-day average closing stock price on such measurement date.

For each measurement date there will be a three-month lookback for the absolute stock price targets and relative TSR hurdle. During the three-month lookback, if at any time both the max share price vest and relative TSR gate are earned, the maximum shares will be earned and vest on March 15th of the applicable year. If one or both goals are not achieved simultaneously at any one measurement point during the 3-month lookback, then measurement for both the absolute stock price goal and the relative TSR gate will be conducted on the March 15th measurement date of the applicable year.

Award Size:

The sizes of the 2025 LTP Awards were calibrated based on market data from Cadence’s Peer Group, as well as input from the Compensation Committee’s independent compensation consultant regarding similar programs in the marketplace. Particular attention was paid to the annualized value of such awards as compared to Cadence’s Peer Group.

Severance and Change in Control Provisions:

The 2025 LTP Awards are subject to the following severance and change in control provisions:

•

In the case of termination of employment without “cause” or a “constructive termination” of employment as defined in the applicable employment agreement or the Executive Severance Plan that is not in connection with a change in control of Cadence and which occurs after March 15, 2027, the award recipient would remain eligible to receive the amounts that are earned through the end of the first performance period that ends after the termination date; provided, that, in no event will the aggregate number of shares that vest (including any shares that vested under any performance period that concluded prior to the termination date) exceed the applicable maximum percentage corresponding to the full number of months elapsing from March 15, 2025 through the termination date (the “Maximum Pro-Rata Amount”) as set forth in the award agreement. Any prorated vesting of the award is subject to the award recipient’s timely execution and non-revocation of a release of claims.

•

In the event of an award recipient’s death or “permanent disability,” the recipient would be eligible to earn the number of shares, if any, that actually vest at the end of the first performance period that ends after the termination date, based on actual performance, less any portion of the award that previously vested under any performance period that concluded prior to the termination date.

•

In the case of any (i) termination of employment without “cause” or a “constructive termination” of employment that is not in connection with a change in control of Cadence and which occurs prior to March 15, 2027, (ii) any voluntary termination of employment or (iii) a termination of employment for “cause,” the award recipient would forfeit any unvested shares.

•

Upon a change in control where awards are not assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction.

•

Upon a change in control where awards are assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction, with such earned shares converting to time-based awards and remaining subject to underlying service-vesting conditions, and subject to vesting acceleration on certain qualifying terminations.

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LTP Awards Outstanding in 2025
. LTP Award grants on January 13, 2022 (the “2022 LTP Awards”) to the then-serving executive officers are eligible to begin vesting when Cadence’s
20-day
average stock price exceeded a threshold of $245 per share and full vesting is scheduled to occur when the average stock price reaches a goal of $359 per share, with the first vesting date on March 15, 2025 and subject to a vesting cap of 33% of the award shares. The 2022 LTP Awards also require relative TSR to exceed the 35th percentile of the companies in both the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022 in order for the awards to vest. Any shares that vest on a measurement date are subject to a one-year
holding period and will not be delivered to the executive until the first anniversary of such measurement date. For each measurement date there will be a three-month lookback for the absolute stock price targets. Subject to the TSR hurdle, the maximum cumulative shares for a measurement date will be earned if at any point during that lookback period for the measurement date the rolling
20-day
average closing price is at or above the stock price required to earn the maximum number of shares for the measurement date. The first measurement date for the 2022 LTP Awards was March 15, 2025, with the
3-month
lookback beginning on December 16, 2024 (given December 15 was a Sunday). Cadence’s
20-day
average stock price on December 16, 2024 was $307.98, thus satisfying the absolute stock price hurdle of $282.62 required to achieve the full 33% of the award eligible to be earned on the first measurement date. Separately, Cadence’s TSR relative to the comparator groups was in the 82 nd
percentile, as measured on March 14, 2025. Accordingly, 33% of the shares under the 2022 LTP Awards vested on March 15, 2025. The second measurement date for the 2022 LTP Awards was March 15, 2026, with the
3-month
lookback beginning on December 15, 2025. Cadence’s
20-day
average stock price on December 22, 2025 was $321.62, thus satisfying the absolute stock price hurdle of $321.38 required to achieve the full 33% of the award eligible to be earned on the second measurement date. Separately, Cadence’s TSR relative to the comparator groups was in the 65th percentile, as measured on March 13, 2026. Accordingly, 33% of the shares under the 2022 LTP Awards vested on March 15, 2026.
Grant Timing Policy
The Compensation Committee and senior management monitor Cadence’s equity grant policies to evaluate whether such policies comply with governing regulations and are consistent with good corporate practices. Annual equity grants to the executive officers are generally made on or around March 15 th
of each year, after results for the preceding fiscal year become available and after review and evaluation of each executive officer’s performance, enabling the Compensation Committee to consider both the prior year’s performance and expectations for the succeeding year in making grant decisions. In addition, the Compensation Committee may make grants at any time during the year it deems appropriate, including with respect to new hires or transitions. The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation.
Deferred Compensation
In fiscal 2025, all of the NEOs were eligible to defer compensation otherwise payable to them under a nonqualified deferred compensation plan maintained by Cadence (the “Deferred Compensation Plan”). The Deferred Compensation Plan is designed to allow for salary deferral above the limits imposed by the Internal Revenue Code for 401(k) plans on an income tax-deferred
basis. Under the Deferred Compensation Plan,
non-employee
directors and selected employees who are classified as officers, vice presidents, directors, or an equivalent title are eligible to participate. Amounts deferred under the Deferred Compensation Plan are held in accounts with values indexed to the performance of mutual funds or money market accounts selected by the participant. The investment options made available under the Deferred Compensation Plan are substantially similar to those available under Cadence’s tax-qualified
401(k) plan. Cadence does not match contributions made under the Deferred Compensation Plan. Unlike 401(k) plans with contributions housed in a trust and protected from creditors under the Employee Retirement Income Security Act of 1974 (ERISA), the Deferred Compensation Plan is unfunded and is subject to the claims of creditors. As a result, participants in the Deferred Compensation Plan have rights in the plan only as unsecured creditors. Cadence maintains the Deferred Compensation Plan for the purposes of

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providing a competitive benefit and allowing all participants, including the NEOs, an opportunity to defer income tax payments on their cash compensation.
Other Employee Benefit Plans
The executive officers, including the NEOs, are eligible for the same benefits generally available to Cadence employees. These include participation in a tax-qualified
401(k) plan, employee stock purchase plan, and group life, health, dental, vision, and disability insurance plans. Cadence does not currently offer guaranteed pension benefits in the United States. Cadence periodically assesses the competitiveness of its broad-based employee benefit plans. Cadence aims to provide benefits to its employees that are competitive with market practices.
Perquisites
In fiscal 2025, Cadence did not provide material perquisites to any NEO and did not provide its executive officers with club memberships, financial planning assistance, personal use of private aircraft or tax gross-up
payments.
Severance Benefits
The Compensation Committee periodically reviews typical industry practices concerning severance and change in control arrangements and considers how those practices compare to Cadence’s severance and change in control arrangements. Cadence has entered into an employment agreement with Dr. Devgan that provides for benefits upon termination of employment under certain circumstances, such as in connection with a change in control of Cadence.
Cadence’s Executive Severance Plan provides certain severance benefits to individuals promoted to or hired as executive officers of Cadence, to the extent designated as a participant in the Executive Severance Plan by the Compensation Committee. Each of the NEOs other than Dr. Devgan have been designated as a participant in the Executive Severance Plan. In designing the Executive Severance Plan, the Compensation Committee structured the severance benefit levels based on Cadence’s historical practices and the competitive practices of our peers.
Cadence provides these severance benefits as a means of attracting and retaining executive officers and focusing executive officers on stockholder interests even when it may not be in their own best interests, for example, when considering strategic alternatives. In general, the employment agreements and the Executive Severance Plan provide for severance benefits upon Cadence’s termination of the executive’s employment without “cause.” The employment agreements, but not the Executive Severance Plan, provide severance benefits upon resignation by the executive in connection with a “constructive termination” without a change in control. In the event of a change in control of Cadence, and if the executive’s employment is terminated without “cause” or by the executive in connection with a “constructive termination,” the executive will receive enhanced severance benefits. Accordingly, Cadence provides for enhanced severance benefits only in the event of a “double trigger” because it believes that the executive officers would be materially harmed only if a change in control results in reduced responsibilities or compensation, or loss of employment.
See “Potential Payments upon Termination or Change in Control” below for a more detailed discussion of the severance and change in control arrangements with the NEOs.
STOCK OWNERSHIP GUIDELINES
Cadence’s Stock Ownership Guidelines require that Cadence’s executive officers hold shares of Cadence common stock with a value equal to or greater than a specific value, as set forth below. These guidelines are

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designed to further align the interests of Cadence’s executive officers with the interests of stockholders and to reinforce Cadence’s commitment to sound corporate governance.

Position	Minimum Value of Shares	Years to Meet Guidelines

Executive Chair (if applicable)	3X annual base salary	5 years

Chief Executive Officer	3X annual base salary	5 years

Other Executive Officers	1X annual base salary	5 years
Compliance with the Stock Ownership Guidelines is measured on the last trading day of each fiscal year in which the guidelines are applicable (the “Ownership Measurement Date”), based on the average closing price of Cadence common stock during the 20 trading day period ending on the Ownership Measurement Date (the “Measurement Price”). As of December 31, 2025 (the last trading day of Cadence’s fiscal 2025), all NEOs satisfied Cadence’s Stock Ownership Guidelines.
Should any executive officer not meet the Stock Ownership Guidelines on the Ownership Measurement Date based on the Measurement Price or on any other date based on the closing price of Cadence common stock on such date, such executive officer is required to retain an amount equal to 100% of the “net shares” received as a result of the exercise, vesting or settlement of any Cadence equity award granted to such executive officer until the guideline is met. “Net shares” are those shares that remain after the shares are sold or withheld to pay any applicable exercise price or taxes for the award. The Compensation Committee retains the discretion to grant a hardship exception to an executive officer if he or she fails to meet the guidelines as of the Ownership Measurement Date.
The following forms of equity interests in Cadence count towards satisfaction of the Stock Ownership Guidelines: restricted or incentive shares (whether vested or unvested), shares subject to RSUs, shares obtained through Cadence’s Employee Stock Purchase Plan (the “ESPP”), shares obtained through the exercise of stock options or upon settlement of restricted stock, shares purchased on the open market, shares owned outright by the executive officer or his or her immediate family members residing in the same household, shares held in trust for the benefit of the executive officer or his or her family and restricted shares granted under Cadence’s equity plans.
COMPENSATION RECOVERY (“CLAWBACK”) POLICY
Cadence has adopted a compensation recovery policy as required by
Rule 10D-1
under the Exchange Act and the corresponding listing standard adopted by Nasdaq, which generally provides that if Cadence is required to prepare an accounting restatement (including a restatement to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), Cadence must recover from its current and former executive officers any incentive-based compensation that was erroneously received on or after October 2, 2023 and during the three years preceding the date that Cadence is required to prepare such accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received based on the restated financial measure. Additionally, for any incentive-based compensation received before October 2, 2023, Cadence’s historical clawback policy will continue to apply, which provides that if Cadence restates its reported financial results, the Board will review all bonuses and other awards made to executive officers on the basis of having met or exceeded performance goals during the period covered by the restatement and will, to the extent practicable and considered in the best interests of stockholders, instruct Cadence to seek to recover or cancel such bonuses or awards to the extent that performance goals would not have been met under such restated financial results.

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COMPENSATION COMMITTEE REPORT

The members of the Compensation Committee listed below have reviewed and discussed the “Compensation Discussion and Analysis” above with management. Based on this review and discussion, such members of the Compensation Committee recommended to the Board the inclusion of the “Compensation Discussion and Analysis” in this proxy statement and incorporation by reference into the Annual Report.

Compensation Committee:

Mark W. Adams, Chair

Moshe Gavrielov

Young K. Sohn

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COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is, or was during fiscal 2025, an officer or employee of Cadence or any of its subsidiaries. Mr. Gavrielov served as an officer of Cadence from May 2005 through November 2007. None of Cadence’s executive officers serves or served as a director or member of the compensation committee of another entity where an executive officer of such other entity serves or served as a director of Cadence or member of the Compensation Committee.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation awarded to, paid to, or earned by Cadence’s NEOs in fiscal 2025 and, to the extent required by SEC disclosure rules, in fiscal 2024 and fiscal 2023.

2025 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1) ‡	All Other Compensation ($)	Total ($)

Anirudh Devgan President and Chief Executive Officer	2025	800,000	54,412,532	—	1,456,271	14,772	56,683,576
	2024	750,000	8,686,096	8,665,680	1,177,600	13,128	19,292,503
	2023	750,000	7,702,791	7,689,913	1,187,386	11,772	17,341,862
John M. Wall Senior Vice President and Chief Financial Officer	2025	600,000	15,736,804	—	769,614	13,444	17,119,862
	2024	575,000	3,344,319	1,718,649	604,053	12,630	6,254,651
	2023	575,000	3,050,188	1,568,773	705,606	11,772	5,911,339

Paul Scannell Senior Vice President, Customer Success Team	2025	525,000	14,491,009	—	672,916	10,611	15,699,536
	2024	429,948	2,693,905	1,384,209	476,473	10,457	5,172,527

Paul Cunningham Senior Vice President, GM, System Verification Group	2025	500,000	14,071,174	—	623,903	12,180	15,207,257
	2024	475,000	2,886,516	1,473,202	496,452	11,946	5,323,116
	2023	450,000	2,541,824	1,307,264	594,990	11,222	4,930,300

Chin-Chi Teng Senior Vice President, GM, Digital & Signoff Group	2025	500,000	14,071,174	—	599,346	15,132	15,185,652
	2024	475,000	2,886,516	1,473,202	482,241	14,408	5,311,368
	2023	475,000	2,541,824	1,307,264	580,438	13,183	4,917,709

(1)	Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code and the Deferred Compensation Plan.

(2)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards and option awards granted during fiscal 2025 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2025 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and are otherwise summarized below, and the assumptions used to calculate the valuation of the awards for prior years are set forth in the Notes to Consolidated Financial Statements in Cadence’s annual reports on Form 10-K for the corresponding years. While the grant date fair value of awards reflects the full value of the awards in the year of grant, the awards will be earned by the holder over a number of years, and the stock awards are subject to performance conditions. The terms of the applicable awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2025” and “Outstanding Equity Awards at 2025 Fiscal Year End.” The amount shown does not reflect the financial benefit that the holder of the award will actually realize upon the vesting of the award, and with respect to option awards, such amount does not reflect whether the option award will be exercised or exercisable prior to its expiration.

(3)

The amount shown includes the grants of performance stock units (“PSUs”), time-based restricted stock units (“RSUs”), incentive stock awards (“ISAs”) and long-term equity awards subject to stockholder return targets (“LTP Awards”). LTP Awards were granted to all of the NEOs in fiscal 2025. As a result of the foregoing, stock award values and total compensation for years in which an executive officer received an LTP Award are significantly higher than Cadence’s historical compensation levels.

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The per share and aggregate grant date fair values of the PSUs tied to operating income performance conditions (“Operating Income PSUs”), PSUs tied to relative TSR performance conditions (“rTSR PSUs”), time-vesting RSUs and the LTP Awards granted in fiscal 2025, calculated pursuant to FASB ASC 718, are set forth below. The grant date fair values of the LTP Awards and rTSR PSUs were calculated based on the application of a Monte Carlo simulation model to determine the probable outcomes of the market-based performance conditions. The grant date fair value of the Operating Income PSUs were calculated based on a number of shares underlying the PSUs assuming attainment of the operating income performance goals at the target or 100% payout level multiplied by the closing price of our Common Stock on the date of grant. The grant date fair values of the RSUs were calculated based on the number of shares underlying the RSUs multiplied by the closing price of our Common Stock on the date of grant. The grant date fair values of the awards do not correspond to the actual values that may be recognized by the holders of these awards, which may be higher or lower based on a number of factors, including Cadence’s performance, the performance of the companies included in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index in respect of the LTP Awards and rTSR PSUs, stock price fluctuations and the satisfaction of other applicable performance and vesting conditions. When reviewing the awards, the vesting alignment with stockholder return, the time-based vesting limits and the relative TSR performance requirements in the case of the LTP Awards and the rTSR PSUs, among other features of the awards, should be considered in addition to their grant date fair values. Since certain vesting conditions related to the LTP Awards and rTSR PSUs are considered market conditions and not performance conditions pursuant to FASB ASC 718, as a result, maximum grant date fair values are not provided below. The vesting conditions and other terms of the LTP Awards are discussed in more detail in the tables entitled “Grants of Plan-Based Awards in Fiscal Year 2025” and “Outstanding Equity Awards at 2025 Fiscal Year End” and in “Compensation Discussion and Analysis.”

The per share and aggregate grant date fair values of the PSUs, RSUs, and LTP Awards granted in fiscal 2025, calculated pursuant to FASB ASC 718, are set forth below.

	Operating Income PSUs				rTSR PSUs			RSUs			LTP Award

Name	Shares	Per Share ($)	Aggregate (based on Target Performance) ($)	Aggregate (based on Maximum Performance) ($)	Shares	Per Share ($)	Aggregate ($)	Shares	Per Share ($)	Aggregate ($)	Shares	Per Share ($)	Aggregate ($)

Anirudh Devgan	21,659	255.11	5,525,427	11,050,855	21,659	345.29	7,478,695	43,319	255.11	11,051,110	282,000	107.65	30,357,300
John M. Wall	4,208	255.11	1,073,503	2,147,006	4,208	345.29	1,452,969	16,337	255.11	4,167,732	84,000	107.65	9,042,600
Paul Scannell	3,682	255.11	939,315	1,878,630	3,682	345.29	1,271,367	14,295	255.11	3,646,797	80,200	107.65	8,633,530
Paul Cunningham	3,682	255.11	939,315	1,878,630	3,682	345.29	1,271,367	14,295	255.11	3,646,797	76,300	107.65	8,213,695
Chin-Chi Teng	3,682	255.11	939,315	1,878,630	3,682	345.29	1,271,367	14,295	255.11	3,646,797	76,300	107.65	8,213,695

(4)

The amounts listed in the “All Other Compensation” column above reflect the following and, unless noted below, are based upon the actual cost expended by Cadence in connection with the following amounts for fiscal 2025:

•	For Dr. Devgan, the amount shown includes $10,500 for 401(k) matching contributions and $4,272 for term life insurance premium payments.

•	For Mr. Wall, the amount shown includes $10,500 for 401(k) matching contributions and $2,994 for term life insurance premium payments.

•	For Mr. Scannell, the amount shown includes $10,500 for 401(k) matching contributions and $111 for term life insurance premium payments.

•	For Dr. Cunningham, the amount shown includes $10,500 for 401(k) matching contributions and $1,680 for term life insurance premium payments.

•	For Dr. Teng, the amount shown includes $10,500 for 401(k) matching contributions and $4,632 for term life insurance premium payments.

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GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2025

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(6)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)

Anirudh Devgan	3/17/25	—	—	—	—	118,997	(2)	282,000	—		—	—	30,357,300
	3/17/25	—	—	—	10,830	21,659	(3)	43,318	—		—	—	5,525,427
	3/17/25	—	—	—	10,830	21,659	(4)	43,318	—		—	—	7,478,695
	3/17/25	—	—	—	—	—		—	43,319	(5)	—	—	11,051,110
	SEBP	—	1,200,000	2,700,000	—	—		—	—		—	—	—
John M. Wall	3/17/25	—	—	—	—	35,446	(2)	84,000	—		—	—	9,042,600
	3/17/25	—	—	—	2,104	4,208	(3)	8,416	—		—	—	1,073,503
	3/17/25	—	—	—	2,104	4,208	(4)	8,416	—				1,452,969
	3/17/25	—	—	—	—	—		—	16,337	(5)			4,167,732
	SEBP	—	600,000	1,350,000	—	—		—	—		—	—	—
Paul Scannell	3/17/25	—	—	—	—	33,842	(2)	80,200	—		—	—	8,633,530
	3/17/25	—	—	—	1,841	3,682	(3)	7,364	—		—	—	939,315
	3/17/25	—	—	—	1,841	3,682	(4)	7,364	—				1,271,367
	3/17/25	—	—	—	—	—		—	14,295	(5)			3,646,797
	SEBP	—	525,000	1,181,250	—	—		—	—		—	—	—
Paul Cunningham	3/17/25	—	—	—	—	32,197	(2)	76,300	—		—	—	8,213,695
	3/17/25	—	—	—	1,841	3,682	(3)	7,364	—		—	—	939,315
	3/17/25	—	—	—	1,841	3,682	(4)	7,364	—				1,271,367
	3/17/25	—	—	—	—	—		—	14,295	(5)			3,646,797
	SEBP	—	500,000	1,125,000	—	—		—	—		—	—	—
Chin-Chi Teng	3/17/25	—	—	—	—	32,197	(2)	76,300	—		—	—	8,213,695
	3/17/25	—	—	—	1,841	3,682	(3)	7,364	—		—	—	939,315
	3/17/25	—	—	—	1,841	3,682	(4)	7,364	—				1,271,367
	3/17/25	—	—	—	—	—		—	14,295	(5)	—	—	3,646,797
	SEBP	—	500,000	1,125,000	—	—		—	—		—	—	—

(1)

The Non-Equity Incentive Plan Awards consist of cash bonuses under the SEBP. Pursuant to the terms of the SEBP, bonus amounts are based on base salary earned during the year by each NEO. The minimum dollar amount for each such bonus award is $0.

(2)

The Equity Incentive Plan Awards consist of the LTP Awards. The minimum number of shares of each LTP Award is zero. The target number of shares of each LTP Award was calculated based on the application of a Monte Carlo simulation model to determine the probable outcome of the market-based performance conditions. All or a portion of the LTP Award shares vest upon achievement of certain absolute and relative TSR goals, as described in “Compensation Discussion and Analysis” above.

(3)

Operating Income PSUs granted to Messrs. Devgan, Wall, Scannell, Cunningham and Teng on March 17, 2025 were granted under the Omnibus Plan and vest over three years, subject to attainment of income growth goals for fiscal year 2025, with 1/3rd of the shares vesting on each of the first, second and third anniversaries of the grant date.

(4)

rTSR PSUs granted to Messrs. Devgan, Wall, Scannell, Cunningham and Teng on March 17, 2025 were granted under the Omnibus Plan and vest over three years, with 1/3rd of the shares vesting annually after the date of grant, subject to the achievement of relative TSR goals over 1, 2, and 3-year performance measurement periods, as applicable.

(5)

Time-based RSUs granted to Messrs. Devgan, Wall, Scannell, Cunningham and Teng on March 17, 2025 were granted under the Omnibus Plan and vest over three years, with 1/3rd of the shares vesting twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments.

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(6)

In accordance with SEC rules, the amount shown reflects the grant date fair value of stock awards granted during fiscal 2025 calculated pursuant to FASB ASC 718. The assumptions used to calculate the valuation of the awards for fiscal 2025 are set forth in Note 9 to the Notes to Consolidated Financial Statements in Cadence’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The grant date fair values of the LTP Awards and rTSR PSUs were calculated based on the application of a Monte Carlo simulation model to determine the probable outcomes of the market-based performance conditions. The grant date fair value of the Operating Income PSUs were calculated based on a number of shares underlying the PSUs assuming attainment of the operating income performance goals at the target or 100% payout level multiplied by the closing price of our Common Stock on the date of grant. The grant date fair values of the RSUs were calculated based on the number of shares underlying the RSUs multiplied by the closing price of our Common Stock on the date of grant. The grant date fair values of the awards do not correspond to the actual values that may be recognized by the holders of these awards, which may be higher or lower based on a number of factors, including Cadence’s performance, the performance of the companies included in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index in respect of the LTP Awards and rTSR PSUs, stock price fluctuations and the satisfaction of other applicable performance and vesting conditions. When reviewing the awards, the vesting alignment with stockholder return, the time-based vesting limits and the relative TSR performance requirements in the case of the LTP Awards and the rTSR PSUs, among other features of the awards, should be considered in addition to their grant date fair values.

NARRATIVE DISCLOSURE TO 2025 SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2024 TABLE

Employment Terms

Certain elements of compensation set forth in the 2025 Summary Compensation Table and the table entitled “Grants of Plan-Based Awards in Fiscal Year 2025” reflect the terms of agreements between Cadence and each of the NEOs that was in effect as of December 31, 2025.

•

Anirudh Devgan. On December 15, 2021, the Company entered into an amended and restated employment agreement with Dr. Devgan describing the terms of his employment as President and CEO. The payments and benefits to which Dr. Devgan is entitled under his employment agreement include an annual base salary of $725,000 and participation in the SEBP, with an annual target bonus opportunity of 125% of annual base salary. Over the years, Dr. Devgan has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2025, Dr. Devgan’s base salary was $800,000 and his annual target bonus was 150% of his base salary.

•

John M. Wall. Prior to 2017, Mr. Wall was Corporate Vice President and Corporate Controller. In 2017, Mr. Wall was promoted to Senior Vice President and CFO that provided for a base salary of $360,000 per year and Mr. Wall’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Mr. Wall has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2025, his base salary was $600,000 and his annual target bonus was 100% of his base salary.

•

Paul Scannell. Prior to May 2024, Mr. Scannell was Corporate Vice President, Sales. In May 2024, Mr. Scannell was promoted to Senior Vice President of Worldwide Field Operations (later renamed to Customer Success Team) that provided for a base salary of $500,000 per year and Mr. Scannell’s participation in the SEBP with an annual target bonus of 100% of his base salary. In 2025, his base salary was increased to $525,000 and his annual target bonus was 100% of his base salary.

•

Paul Cunningham. Prior to 2021, Dr. Cunningham was Corporate Vice President and General Manager, Research & Development. In 2021, Dr. Cunningham was promoted to Senior Vice President and General Manager, Research & Development that provided for a base salary of $400,000 per year and

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Dr. Cunningham’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Dr. Cunningham has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2025, his base salary was $500,000 and his annual target bonus was 100% of his base salary.

•

Chin-Chi Teng. Prior to 2018, Dr. Teng was Corporate Vice President, Research and Development. In 2018, Dr. Teng was promoted to Senior Vice President and General Manager, Research and Development that then provided for a base salary of $375,000 per year and Dr. Teng’s participation in the SEBP with an annual target bonus of 75% of his base salary. Over the years, Dr. Teng has received increases in his base salary and annual SEBP target bonus depending upon compensation peer analysis for his position and his performance. In 2025, his base salary was $500,000 and his annual target bonus was 100% of his base salary.

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR END

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Anirudh Devgan	51,821	0	(3)	78.76	2/14/2027	—		—	—		—
	62,614	0	(3)	138.02	2/25/2028	—		—	—		—
	280,993	0	(3)	184.27	12/15/2028	—		—	—		—
	91,500	6,101		142.50	3/15/2029	—		—	—		—
	74,518	33,872		202.94	3/15/2030	—		—	—		—
	36,375	46,770		298.44	3/15/2031
	—	—		—	—	6,326	(4)	1,977,381	—		—
	—	—		—	—	14,552	(5)	4,548,664	—		—
	—	—		—	—	43,319	(6)	13,540,653	—		—
	—	—		—	—				274,169	(7)	85,699,746
	—	—		—	—	—		—	43,318	(8)	13,540,340
	—	—		—	—	—		—	282,000	(9)	88,147,560
	—	—		—	—	—		—	21,659	(10)	6,770,170
John M. Wall	332	1,556		142.50	3/15/2029	—		—	—		—
	202	6,910		202.94	3/15/2030	—		—	—		—
	7,214	9,276		298.44	3/15/2031	—		—	—		—
	—	—		—	—	2,505	(4)	783,013	—		—
	—	—		—	—	5,604	(5)	1,751,698	—		—
	—	—		—	—	16,337	(6)	5,106,619	—		—
	—	—		—	—	—		—	82,251	(7)	25,710,018
	—	—		—	—	—		—	8,416	(8)	2,630,673
	—	—		—	—	—		—	84,000	(9)	26,256,720
	—	—		—	—	—		—	4,208	(10)	1,315,337

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	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Paul Scannell	5,606	8,557		285.19	5/6/2031	—		—	—		—
	—	—		—	—	922	(11)	288,199	—		—
	—	—		—	—	382	(12)	119,406	—		—
	—	—		—	—	4,722	(13)	1,476,003	—		—
	—	—		—	—	14,295	(6)	4,468,331	—		—
	—	—		—	—	—		—	15,075	(14)	4,712,144
	—	—		—	—	—		—	7,364	(8)	2,301,839
	—	—		—	—	—		—	80,200	(9)	25,068,916
	—	—		—	—	—		—	3,682	(10)	1,150,920
Paul Cunningham	10,328	0	(3)	138.02	2/25/2028	—		—	—		—
	18,666	1,245		142.50	3/15/2029	—		—	—		—
	12,667	5,759		202.94	3/15/2030	—		—	—		—
	6,184	7,951		298.44	3/15/2031	—		—	—		—
	—	—		—	—	2,087	(4)	652,354	—		—
	—	—		—	—	4,802	(5)	1,501,009	—		—
	—	—		—	—	14,295	(6)	4,468,331	—		—
	—	—		—	—	—		—	74,330	(7)	23,234,071
	—	—		—	—	—		—	7,364	(8)	2,301,839
	—	—		—	—	—		—	76,300	(9)	23,849,854
	—	—		—	—	—		—	3,682	(10)	1,150,920
Chin-Chi Teng	3,000	0	(3)	78.76	2/14/2027	—		—	—		—
	2,074	1,245		142.50	3/15/2029	—		—	—		—
	6,909	5,759		202.94	3/15/2030	—		—	—		—
	6,184	7,951		298.44	3/15/2031	—		—	—		—
	—	—		—	—	2,087	(4)	652,354	—		—
	—	—		—	—	4,802	(5)	1,501,009	—		—
	—	—		—	—	14,295	(6)	4,468,331	—		—
	—	—		—	—	—		—	74,330	(7)	23,234,071
	—	—		—	—	—		—	7,364	(8)	2,301,839
	—	—		—	—	—		—	76,300	(9)	23,849,854
	—	—		—	—	—		—	3,682	(10)	1,150,920

(1)	Unless otherwise indicated, these stock options vest at a rate of 1/48th every month after the date of grant and expire on the seven-year anniversary of the grant date.

(2)

The market value of the stock awards that have not vested is calculated by multiplying the number of shares that have not vested by the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share.

(3)	Stock option fully vested as of January 2, 2026.

(4)

Restricted stock was granted on March 15, 2023 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals that were attained.

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(5)

Restricted stock was granted on March 15, 2024 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals that were attained.

(6)

Restricted stock was granted on March 17, 2025 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in two equal annual installments.

(7)

LTP Award was granted on January 13, 2022 and vests upon achieving TSR of (i) 50% (corresponding to a $245 stock price) above which vesting begins or (ii) 120% (corresponding to a $359 stock price) at or above which 100% vesting would occur, from the $163.16 closing trading price on January 13, 2022 (the award grant date) through March 15, 2027 (the end of the award’s multi-year term). The percentage of the award that vests for TSR in between the 50% and 120% levels is determined by linear interpolation between such levels. TSR is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. The LTP Award terms provide for the possibility of partial vesting on two interim measurement dates – March 15, 2025 and March 15, 2026 – if TSR reaches the vesting range by such dates, subject to vesting limits of 33% of the total shares for the 2025 measurement date and 67% of the total shares for the 2026 measurement date on a cumulative basis. No portion of the LTP Award shall vest at any time unless Cadence’s TSR from January 13, 2022 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022. The amount shown in the table represents the portion of the 2022 LTP Award that remain unvested as of December 31, 2025 based on the maximum attainment level.

(8)

Operating Income PSUs granted to Messrs. Devgan, Wall, Scannell, Cunningham and Teng on March 17, 2025 were granted under the Omnibus Plan and vest over three years, subject to attainment of income growth goals for fiscal year 2025, with 1/3rd of the shares vesting on each of the first, second and third anniversaries of the grant date. The amount shown in the table represents the Operating Income PSUs based on the maximum attainment level, which represented the actual attainment level for fiscal year 2025.

(9)

LTP Award was granted on March 17, 2025 and vests upon achieving TSR of (i) 37% (corresponding to a $359 stock price) above which vesting begins or (ii) 100% (corresponding to a $524 stock price) at or above which 100% vesting would occur, from the $262 baseline price through March 15, 2030 (the end of the award’s multi-year term). The percentage of the award that vests for TSR in between the 37% and 100% levels is determined by linear interpolation between such levels. TSR is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. The LTP Award terms provide for the possibility of partial vesting on two interim measurement dates – March 15, 2028 and March 15, 2029 – if TSR reaches the vesting range by such dates, subject to vesting limits of 33% of the total shares for the 2028 measurement date and 67% of the total shares for the 2029 measurement date on a cumulative basis. No portion of the LTP Award shall vest at any time unless Cadence’s TSR from March 17, 2025 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of March 17, 2025.

(10)

rTSR PSUs granted to Messrs. Devgan, Wall, Scannell, Cunningham and Teng on March 17, 2025 were granted under the Omnibus Plan and vest over three years, with 1/3rd of the shares vesting annually after the date of grant, subject to the achievement of relative TSR goals over 1, 2, and 3-year performance measurement periods, as applicable. The amount shown in the table represents the rTSR PSUs based on the target attainment level.

(11)	Restricted stock was granted on July 17, 2023 and vests at a rate of 1/6th every six months from the date of grant over three years.

(12)	Restricted stock was granted on October 15, 2023 and vests at a rate of 1/6th every six months from the date of grant over three years.

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(13)

Restricted stock was granted on May 6, 2024 and vests over three years, with 1/3rd of the shares vesting approximately twelve months after the date of grant and the remaining shares vesting in four equal semi-annual installments, subject to the achievement of specific performance goals.

(14)

LTP Award was granted on April 18, 2022 and vests upon achieving TSR of (i) 50% (corresponding to a $245 stock price) above which vesting begins or (ii) 120% (corresponding to a $359 stock price) at or above which 100% vesting would occur, from the $163.16 closing trading price on January 13, 2022 (the award grant date) through March 15, 2027 (the end of the award’s multi-year term). The percentage of the award that vests for TSR in between the 50% and 120% levels is determined by linear interpolation between such levels. TSR is calculated using a trailing 20-day average stock price and the corresponding stock prices cited above assume that no dividends, stock splits or other similar adjustments have occurred. The LTP Award terms provide for the possibility of partial vesting on two interim measurement dates – March 15, 2025 and March 15, 2026 – if TSR reaches the vesting range by such dates, subject to vesting limits of 33% of the total shares for the 2025 measurement date and 67% of the total shares for the 2026 measurement date on a cumulative basis. No portion of the LTP Award shall vest at any time unless Cadence’s TSR from January 13, 2022 through the applicable measurement date is equal to or greater than the 35th percentile of the companies listed in the S&P MidCap 400 Information Technology Index and the S&P 500 Information Technology Index as of January 13, 2022.

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OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR 2025

The following table sets forth information with respect to the exercise of stock options by the NEOs during fiscal 2025 and the vesting during fiscal 2025 of stock awards previously granted to the NEOs:

	Option Awards		Stock Awards(3)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Anirudh Devgan	113,151	28,832,058	167,839	43,894,982

John M. Wall	27,805	4,010,486	53,894	14,170,403

Paul Scannell	—	—	15,279	4,380,532

Paul Cunningham	5,000	525,950	47,805	12,551,094

Chin-Chi Teng	46,227	10,462,365	47,805	12,551,094

(1)

Amounts shown for option awards are determined by multiplying (i) the number of shares of Cadence common stock to which the exercise of the options related, by (ii) the difference between the per share sales price of Cadence common stock at exercise and the exercise price of the options.

(2)	Amounts shown for stock awards are determined by multiplying the number of shares that vested by the per share closing price of Cadence common stock on the vesting date.

(3)

Amounts shown include the portion of the 2022 LTP Awards that was earned and vested in March 2025. Outside of shares held to cover taxes, vested shares will not be delivered to for one year following the measurement date.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL YEAR 2025

Under the Deferred Compensation Plan, Cadence employees who are classified as officers, vice presidents, directors, or an equivalent title and selected as eligible, as well as non-employee directors, may elect to defer compensation otherwise payable to them. Eligible employees may elect to defer up to 80% of their base salary and up to 100% of their non-equity incentive plan compensation while non-employee directors may elect to defer up to 100% of their directors’ fees. These deferred compensation amounts are credited to participant accounts, with values indexed to the performance of mutual funds or money market accounts selected by the participant. Participants may elect to receive distributions from their account upon termination of employment or service with Cadence, the passage of a specified number of years or the attainment of a specified age. In addition, participants may elect to receive distributions in a lump-sum payment or annual installments over a five-, ten- or fifteen-year

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period. The participant’s account will be distributed upon termination of employment if it occurs prior to the participant’s elected period of service, years or age, in the form selected.

Name	Executive Contribution in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)		Aggregate Withdrawls/ Distibutions ($)	Aggregate Balance at Last FYE ($)
Anirudh Devgan
Deferred Compensation Plan	7,554	—	23,075		—	172,992	(4)(5)
Vested but unissued LTP Awards	—	33,003,326	7,434,836	(3)	—	40,438,162	(6)
John Wall
Deferred Compensation Plan	156,472	—	721,370		(125,116)	4,902,048	(4)(5)
Vested but unissued LTP Awards	—	9,898,778	2,229,951	(3)	—	12,128,729	(6)
Paul Scannell
Deferred Compensation Plan	964,756	—	1,380,575		(121,809)	9,389,572	(4)(5)
Vested but unissued LTP Awards	—	—	—		—	—
Paul Cunningham
Deferred Compensation Plan	—	—	—		—	—
Vested but unissued LTP Awards	—	8,966,096	2,019,841	(3)	—	10,985,937	(6)
Chin-Chi Teng
Deferred Compensation Plan	354,027	—	371,578		(362,584)	3,431,908	(4)(5)
Vested but unissued LTP Awards	—	8,966,096	2,019,841	(3)	—	10,985,937	(6)

(1)	The amounts reported in this column are reported as either “Salary” or “Non-Equity Incentive Plan Compensation” for such NEO in the Summary Compensation Table.

(2)

Represents the value of the shares underlying the 2022 LTP Awards that vested on March 15, 2025, less the shares used to satisfy employment tax obligations upon the vesting of the 2022 LTP Awards, multiplied by $255.11, the closing price of our common stock on the vesting date. The aggregate grant date fair value of the 2022 LTP Awards were previously reported in the Summary Compensation Table as compensation for 2022.

(3)	Represents the change in value based on the change in the closing per share price from March 17, 2025 (the first trading day following the vesting date) to December 31, 2025.

(4)

Amounts in this column take into consideration the following executive contribution amounts that were previously reported in the Summary Compensation Table as compensation for 2024 and 2023: Dr. Devgan, $14,156, Mr. Wall, $962,522, Mr. Scannell, $1,278,012 and Dr. Teng, $725,435.

(5)	Amounts in this column take into account transactional fees.

(6)	Represents the aggregate value of all vested 2022 LTP Awards for which settlement has been deferred based on $312.58, the closing price per share on December 31, 2025.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EMPLOYMENT AGREEMENTS AND THE EXECUTIVE SEVERANCE PLAN

The information below describes certain compensation that would have become payable to the NEOs under existing plans and contractual arrangements, assuming that a termination of employment or a change in control combined with a termination of employment had occurred on December 31, 2025, based upon the $312.58 per share closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025), given the compensation and service levels of each NEO. In addition to the benefits described below, upon any termination of employment, the NEOs who elect to participate in the Deferred Compensation Plan would also be entitled to the amount shown in the “Aggregate Balance at Last FYE” column of the Nonqualified Deferred Compensation for Fiscal Year 2025 table above.

As of December 31, 2025, Dr. Devgan was subject to an employment agreement with Cadence, while Messrs. Cunningham, Scannell, Teng and Wall were participants in the Executive Severance Plan. Dr. Devgan’s employment agreement contains severance provisions that remain in effect, and Dr. Devgan does not participate in the Executive Severance Plan.

Dr. Devgan’s employment agreement and the Executive Severance Plan generally provide for the payment of benefits (i) if the executive’s employment with Cadence is terminated by Cadence without “cause” (as defined below), (ii) upon a termination of employment due to death or “permanent disability” (as defined below), and (iii) upon a termination of employment either by Cadence without “cause” or by the executive in connection with a “constructive termination” (as defined below) that occurs during the period commencing three months before a “change in control” (as defined below) of Cadence and ending thirteen months following such “change in control.” In addition, Dr. Devgan’s employment agreement provides for the payment of benefits if his employment with Cadence is terminated by him in connection with a “constructive termination.” The Executive Severance Plan, however, does not provide for the payment of benefits if the executive’s employment with Cadence is terminated by the executive in connection with a “constructive termination” unless the “constructive termination” occurs within the period commencing three months prior to a “change in control” of Cadence and ending thirteen months following such “change in control.” Dr. Devgan’s employment agreement and the Executive Severance Plan do not provide for any benefits upon a termination by Cadence for “cause” or upon a voluntary resignation by the executive (other than as a “constructive termination”).

For purposes of Dr. Devgan’s employment agreement and the Executive Severance Plan, “cause,” “constructive termination,” “change in control” and “permanent disability” are defined as follows:

“Cause” generally means an executive’s:

•	gross misconduct or fraud in the performance of duties;

•	conviction or guilty plea or plea of nolo contendere with respect to any felony or act of moral turpitude;

•	engagement in any material act of theft or material misappropriation of company property in connection with employment;

•	material breach of Cadence’s Bylaws or any other agreement with Cadence or its affiliates (including the Code of Business Conduct and proprietary information and inventions agreement); or

•	material failure or refusal to perform the assigned duties.

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“Constructive termination” generally means the occurrence of any one of the following events:

•

for Dr. Devgan – a material adverse change, without his written consent, in his authority, duties, title or reporting relationship causing his position to be of materially less stature or responsibility, including removal from his current position;

•

for Dr. Devgan – in the event the executive, prior to a “change in control,” is identified as an executive officer of Cadence for purposes of the rules promulgated under Section 16 of the Exchange Act and following a “change in control” in which Cadence or any successor remains a publicly traded entity, the executive is not identified as an executive officer for purposes of Section 16 of the Exchange Act at any time within one year after the “change in control”;

•	for Dr. Devgan – any material breach by Cadence of any provision of the employment agreement;

•	Cadence’s removal of the executive from his or her current position;

•	a reduction, without written consent, in base salary by more than 10% or a reduction by more than 10% in the stated target bonus opportunity;

•	a relocation of the executive’s principal place of employment by more than 30 miles, unless the executive consents in writing to such relocation; or

•	any failure by Cadence to obtain the written assumption of the employment agreement or the Executive Severance Plan by any successor to Cadence.

“Change in control” generally means the occurrence of any one of the following events:

•	any person is or becomes the beneficial owner of more than 50% of the total voting power represented by Cadence’s then outstanding voting securities;

•

any person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person) more than 30% of the total voting power represented by Cadence’s then outstanding voting securities;

•	if a majority of the members of the Board are replaced in any two-year period other than in specific circumstances;

•

the consummation of a merger or consolidation of Cadence with any other corporation if such merger or consolidation is approved by the stockholders of Cadence, other than a merger or consolidation in which the holders of Cadence’s outstanding voting securities immediately prior to such merger or consolidation receive securities possessing at least 80% of the total voting power represented by the outstanding voting securities of the surviving entity immediately after such merger or consolidation; or

•	the consummation of the liquidation, sale or disposition by Cadence of all or substantially all of Cadence’s assets if such liquidation, sale or disposition is approved by the stockholders of Cadence.

“Permanent disability” generally means any medically determinable physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than twelve months and that renders the executive unable to perform effectively all of the essential functions of the executive’s position, with or without reasonable accommodation.

If the executive’s employment is terminated by Cadence without “cause” (and not due to death or “permanent disability”) under the applicable employment agreement or Executive Severance Plan, or if the executive terminates employment in connection with a “constructive termination” under the applicable employment agreement or Executive Severance Plan, the executive will be entitled to the benefits provided for in a transition agreement provided for in the applicable employment agreement or Executive Severance Plan in exchange for the executive’s execution and delivery of a general release of claims in favor of Cadence. The transition agreements provide for a transition period commencing on the date that the executive no longer holds his or her executive position and ending on the earliest of (i) the date on which the executive resigns as an employee of Cadence,

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(ii) the date on which Cadence terminates the executive’s employment due to a material breach by the executive of his or her duties or obligations under the transition agreement, and (iii) one year from the transition commencement date. During such transition period Cadence would provide the following payments and benefits:

•

continued employment by Cadence as a non-executive employee for up to a one-year transition period at a monthly salary of $4,000 per month, payable for up to six months commencing on the first pay date that is more than 30 days following the date that is six months following the commencement of the transition period;

•	provided the executive elects COBRA coverage, continued coverage during the one-year transition period under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense;

•

accelerated vesting, as of the commencement of the transition period, of the executive’s outstanding and unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have vested over the succeeding twelve-month period (or, in the case of Dr. Devgan, the succeeding 18-month period); provided that, if the executive remains employed pursuant to the transition agreement through the end of the applicable performance period, unvested equity compensation awards that are subject to performance-based vesting criteria and that are outstanding as of the commencement of the transition period will continue to vest through the end of the applicable performance period only to the extent such performance period ends within twelve months (or, in the case of Dr. Devgan, 18 months) after the commencement of the transition period, the applicable performance conditions are satisfied and the executive remains employed pursuant to the transition agreement through the end of the applicable performance period;

•

a lump-sum payment equal to one year’s base salary at the highest annualized rate in effect during the executive’s employment, payable on the 30th day following the date that is six months after the commencement of the transition period (the “First Transition Payment Date”); and

•

a lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (125% for Dr. Devgan and 100% for Messrs. Cunningham, Scannell, Teng and Wall), payable 30 (for Dr. Devgan) or 60 (for those executives who participate in the Executive Severance Plan) days following the end of the transition period (the “Second Transition Payment Date”), provided the executive does not resign from employment with Cadence and Cadence does not terminate the executive’s employment due to a material breach of the executive’s duties under the transition agreement.

In addition, Dr. Devgan’s employment agreement and the Executive Severance Plan provide that if, within three months before or thirteen months after a “change in control,” an executive’s employment is terminated without “cause” or the executive terminates employment in connection with a “constructive termination,” then, in exchange for the executive’s execution and delivery of a transition and release agreement, in lieu of the equity acceleration described above, 100% of the executive’s outstanding and unvested equity compensation awards will immediately vest in full (unless specifically provided to the contrary in the equity grant agreements). All other provisions of the transition agreement described in the paragraph above remain unchanged, except that the executives will also receive: (i) an additional lump-sum payment equal to 50% of the executive’s annual base salary at the highest rate in effect during the executive’s employment on the First Transition Payment Date, and (ii) an additional lump-sum payment equal to a percentage of the executive’s annual base salary at the highest rate in effect during the executive’s employment (62.5% for Dr. Devgan, 50% for Messrs. Cunningham, Scannell, Teng and Wall) on the Second Transition Payment Date. The executives are not entitled to a tax gross-up in connection with any “excess parachute payments” paid upon a “change in control,” but instead are entitled to the best after-tax alternative.

Under Dr. Devgan’s employment agreement and the Executive Severance Plan, if the executive’s employment is terminated due to the executive’s death or “permanent disability,” the executive will be entitled to the following payments and benefits if the executive or executive’s estate executes and delivers a release agreement:

•

accelerated vesting, as of the date of the executive’s termination of employment, of outstanding unvested equity compensation awards, other than awards with performance-based vesting criteria, that would have

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vested over the succeeding twelve-month period, and such awards and all previously vested equity awards will remain exercisable for 24 months from the date of the executive’s termination of employment (but not later than the expiration of the term of the applicable award); and

•

solely in the case of termination due to “permanent disability,” and provided the executive elects COBRA coverage, continued coverage for twelve months under Cadence’s medical, dental and vision insurance plans, at Cadence’s expense.

Notwithstanding the foregoing, the severance and change in control provisions of (i) the 2022 LTP Awards and the 2025 LTP Awards, which are discussed below in “2022 LTP Awards Severance and Change in Control Provisions” and the “2025 LTP Awards Severance and Change in Control Provisions” and (ii) the PSUs, which are discussed below in “PSUs Severance and Change in Control Provisions” supersede the equity acceleration terms of Dr. Devgan’s employment agreement and the Executive Severance Plan described above.

The receipt of benefits following termination of employment under the employment agreements and the Executive Severance Plan is contingent upon the affected executive delivering and not revoking a general release in favor of Cadence. In addition, the post-termination benefits provided for under the employment agreements and the Executive Severance Plan, except upon death or “permanent disability,” are contingent upon the affected executive complying with the terms of the transition agreements. During the transition period, the affected executive is entitled to receive the payments described above and is prohibited from competing with Cadence, soliciting employees of Cadence or interfering with Cadence’s relationships with its current or prospective clients, customers, joint-venture partners or financial backers. Further, such executive must continue to cooperate with Cadence in matters related to the executive’s employment. Any violation of the provisions of the transition agreement shall result in the cessation of Cadence’s obligation to provide the then-unpaid portion of the affected executive’s termination benefits.

2022 LTP AWARDS SEVERANCE AND CHANGE IN CONTROL PROVISIONS

The 2022 LTP Awards are subject to the following severance and change in control provisions:

•

In the case of termination of employment without “cause” or a “constructive termination” of employment as defined in the applicable employment agreement or the Executive Severance Plan that is not in connection with a change in control of Cadence and which occurs after the 24-month anniversary of the grant date, the award recipient would remain eligible to receive the amounts that are earned on each subsequent measurement date, prorated based on the recipient’s service from the grant date of the award through the 2027 measurement date.

•

In the event of an award recipient’s death or “permanent disability,” the recipient would be eligible to earn the number of shares, if any, that actually vest on the immediately following measurement date, based on actual performance as of such date.

•	In the case of voluntary termination of employment or termination of employment for “cause”, the award recipient would forfeit any unvested shares.

•

Upon a change in control where awards are not assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction.

•

Upon a change in control where awards are assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction, with such earned shares converting to time-based awards and remaining subject to underlying service-vesting conditions, and subject to vesting acceleration on certain qualifying terminations.

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2025 LTP AWARDS SEVERANCE AND CHANGE IN CONTROL PROVISIONS

The 2025 LTP Awards are subject to the following severance and change in control provisions:

•

In the case of termination of employment without “cause” or a “constructive termination” of employment as defined in the applicable employment agreement or the Executive Severance Plan that is not in connection with a change in control of Cadence and which occurs after March 15, 2027, the award recipient would remain eligible to receive the amounts that are earned through the end of the first performance period that ends after the termination date; provided, that, in no event will the aggregate number of shares that vest (including any shares that vested under any performance period that concluded prior to the termination date) exceed the applicable maximum percentage corresponding to the full number of months elapsing from March 15, 2025 through the termination date (the “Maximum Pro-Rata Amount”) as set forth in the award agreement. Any prorated vesting of the award is subject to the award recipient’s timely execution and non-revocation of a release of claims.

•

In the event that the award recipient is continuously employed until March 15, 2027 and thereafter undergoes a material change in his or her authority, duties, responsibilities, title, or reporting relationship (a “Role Change”) prior to March 15, 2030, then, if deemed appropriate by the Compensation Committee, (i) the award recipient will remain entitled to continued vesting based on the actual achievement of performance goals through the end of the first performance period that ends after the effective date of the Role Change and (ii) any portion of the award that remains unvested on the next vesting date following the effective date of the Role Change will be cancelled without consideration. In no event will the aggregate number of shares that vest (including any shares that vested under any performance period that concluded prior to the termination date) exceed the Maximum Pro Rata Amount.

•

In the event of an award recipient’s death or “permanent disability,” the recipient would be eligible to earn the number of shares, if any, that actually vest at the end of the first performance period that ends after the termination date, based on actual performance, less any portion of the award that previously vested under any performance period that concluded prior to the termination date.

•

In the case of any (i) termination of employment without “cause” or a “constructive termination” of employment that is not in connection with a change in control of Cadence and which occurs prior to March 15, 2027, (ii) any voluntary termination of employment or (iii) a termination of employment for “cause,” the award recipient would forfeit any unvested shares.

•

Upon a change in control where awards are not assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction.

•

Upon a change in control where awards are assumed in the transaction, the recipient would be eligible to earn a number of shares, if any, based on the per-share price stockholders of Cadence receive in the transaction, with such earned shares converting to time-based awards and remaining subject to underlying service-vesting conditions, and subject to vesting acceleration on certain qualifying terminations.

PSUS SEVERANCE AND CHANGE IN CONTROL PROVISIONS

The PSUs are subject to the following severance and change in control provisions:

•

In the event of a termination without “cause” or a “constructive termination” of employment, as defined in the applicable employment agreement or the Executive Severance Plan, that occurs outside of a change in control, the PSUs will continue to vest as if the award recipient’s employment had not terminated and he or she had remained continuously employed through the 18 (for the CEO) and 12 (for all award recipients, except for the CEO) month period following the termination date (the “Tail Period”), with the number of PSUs that vest determined based on the actual achievement of performance goals as to any performance periods completed by the end of the Tail Period; no PSUs will vest as to any performance

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periods that are not completed by the end of the Tail Period. Any vesting of the PSUs that occurs on or after the termination date is subject to the award recipient’s timely execution and non-revocation of a release of claims.

•

In the event of a termination death or “permanent disability,” the PSUs will vest based on deemed achievement at the target performance level for any performance period that has not ended as of the termination date. For any performance period that ended prior to termination, vesting of the PSUs will be based on the actual achievement of performance goals. Any vesting of the PSUs that occurs on or after the termination date is subject to the award recipient’s timely execution and non-revocation of a release of claims.

•

In the case of an award recipient’s voluntary termination of employment or termination for “cause,” the PSUs will immediately stop vesting and the award recipient will forfeit any unvested shares without consideration.

•	In the case of a “Change in control”:

•

Financial PSUs: Upon a change in control (i) before the end of the performance period, the number of earned shares will be based on the greater of target or actual achievement (with the performance target adjusted to reflect a shortened performance period) and (ii) on or following the end of the performance period, the number of earned shares will remain outstanding and the award recipient will remain eligible to vest in the outstanding earned shares based on continuous service to Cadence or the acquirer in the change in control (“Time-Based Financial RSUs”).

•

rTSR PSUs: Upon a change in control (i) before the end of the 3-year performance period, each performance period then in effect will be shortened to end on the date of the change in control (“CIC Date”), (ii) the Board or Compensation Committee will determine the number of earned shares for any performance period that ends on the CIC Date based on the relative TSR as of the CIC Date, and (iii) the award recipient will remain eligible to vest into the restricted stock units and the underlying earned shares based on continuous service to Cadence or the acquirer through the relevant vesting date (the “Time-Based rTSR RSUs”).

•

If the Time-Based Financial RSUs or Time-Based rTSR RSUs are assumed or substituted by the acquirer in the change in control, such assumed RSUs will fully vest (i) in the event of a termination of service by the acquirer without “cause” or the award recipient’s termination of service due to a “constructive termination,” in each case within the 24 month period following a change in control, or (ii) in the event of a termination of service due to death or “permanent disability” (each as defined in the Written Agreements).

•

If the Time-Based Financial RSUs or Time-Based rTSR RSUs are not assumed or substituted by the acquirer in the change in control, then such RSUs will fully vest as of immediately before the change in control.

LIFE INSURANCE

In addition to the benefits described above and quantified below, Cadence provides each of its benefits-eligible U.S.-based employees, including each of its executive officers, with life insurance in an amount equal to the lesser of two times the employee’s annual target cash compensation (base salary plus target bonus) or $2,000,000, which, as of December 31, 2025, was $2,000,000 for each of Messrs. Cunningham, Devgan, Scannell, Teng and Wall.

POTENTIAL PAYMENTS

The tables below set forth the estimated value of the potential payments to the NEOs, assuming the executive’s employment was terminated on December 31, 2025, based upon the $312.58 per share closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025), under the applicable

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employment agreement or the Executive Severance Plan in effect at that time, and, for purposes of the second table below, that a change in control of Cadence had also occurred on that date. Amounts are reported without any reduction for possible delay in the commencement or timing of payments or due to any reduction under Section 280G of the Internal Revenue Code.

Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Not in Connection with a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)

Anirudh Devgan	24,000	800,000	1,200,000	51,144	5,192,269	76,961,203	84,228,617

John M. Wall(5)	24,000	600,000	600,000	33,951	929,019	21,990,291	24,177,261

Paul Scannell(5)	24,000	525,000	525,000	34	96,961	9,882,586	11,053,580

Paul Cunningham(5)	24,000	500,000	500,000	51,144	766,818	19,551,623	21,393,584

Chin-Chi Teng(5)	24,000	500,000	500,000	51,144	766,818	19,551,623	21,393,584

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share (assuming it was the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share. In addition, these amounts include the value of (i) 2022 LTP Awards that would have vested at each subsequent measurement date, as prorated in accordance with their terms, assuming a trailing 20-day average stock price of $312.58 per share on such date, (ii) Financial PSUs that would have vested through the 18 (for the CEO) and 12 (for all award recipients, except for the CEO) month period following the termination date based on the actual performance achievements for the fiscal year 2025 performance period as certified by the Compensation Committee, and (iii) rTSR PSUs that (a) would have vested based on service through and on the actual performance achievements certified by the Compensation Committee for the 1-year performance period ending March 15, 2026, for all recipients, except for the CEO and (b) would have vested based on service through and on the actual performance achievements certified by the Compensation Committee for the 1-year and 2-year performance periods ending March 15, 2026 and March 15, 2027, for the CEO, in each case, assuming a “target” level performance achievements. For additional details regarding the PSUs, please see the sections titled “Equity Incentive Compensation” in our “Compensation Discussion and Analysis” above.

(5)

Under the terms of the Executive Severance Plan, Messrs. Cunningham, Scannell, Teng and Wall would have been eligible for severance benefits following a termination of employment by Cadence without “cause,” but would not have been entitled to severance benefits following a “constructive termination” unless in connection with a “change in control.”

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Potential Payments and Benefits Upon a Termination of Employment by Cadence Without Cause or by Executive in Connection with a Constructive Termination Within 3 Months Prior to or 13 Months Following a Change in Control

Name	Transition Period Salary ($)	Lump Sum Payment 1 ($)(1)	Lump Sum Payment 2 ($)(2)	Company- Paid COBRA Premiums ($)	Vesting of Stock Options ($)(3)	Vesting of Restricted Stock Awards ($)(4)	Pre-Tax Total ($)

Anirudh Devgan	24,000	1,200,000	1,800,000	51,144	5,412,712	89,456,906	97,944,762

John M. Wall	24,000	900,000	900,000	33,951	1,153,420	25,720,191	28,731,561

Paul Scannell	24,000	787,500	787,500	34	234,376	13,146,248	14,979,658

Paul Cunningham	24,000	750,000	750,000	51,144	955,594	22,815,285	25,346,023

Chin-Chi Teng	24,000	750,000	750,000	51,144	955,594	22,815,285	25,346,023

(1)	Lump Sum Payment 1 is payable on the First Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(2)	Lump Sum Payment 2 is payable on the Second Transition Payment Date (defined above under “Employment Agreements and the Executive Severance Plan”).

(3)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the difference between the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(4)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration upon a termination of employment in connection with a change in control multiplied by the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share. In addition, these amounts include the value of (i) 2022 LTP Awards and the 2025 LTP Awards that would have vested assuming an acquisition price of $312.58 per share, (ii) Financial PSUs vested based on the actual performance achievements certified by the Compensation Committee, and (iii) rTSR PSUs that would have vested assuming the CIC Date of December 31, 2025. For additional details regarding the PSUs, please see the sections titled “Equity Incentive Compensation” in our “Compensation Discussion and Analysis” above.

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Potential Payments and Benefits Upon a Termination of Employment by Reason of Death or Due to Permanent Disability

The table below sets forth the estimated value of the potential payments to each NEO, assuming the executive’s employment had terminated on December 31, 2025 by reason of the executive’s death or “permanent disability.” Amounts are reported without any reduction for possible delay in the commencement or timing of payments.

Name	Company-Paid COBRA Premiums (Upon Termination of Employment Due to Permanent Disability) ($)	Vesting of Stock Options ($)(1)	Vesting of Restricted Stock Awards ($)(2)	Pre-Tax Total (Upon Termination of Employment Due to Permanent Disability) ($)	Pre-Tax Total (Upon Termination of Employment Due to Death) ($)

Anirudh Devgan	51,144	4,302,501	83,866,777	88,220,422	88,169,278

John M. Wall	33,951	929,019	24,634,117	25,597,088	25,563,137

Paul Scannell	34	96,961	12,195,934	12,292,928	12,292,894

Paul Cunningham	51,144	766,818	21,864,971	22,682,933	22,631,789

Chin-Chi Teng	51,144	766,818	21,864,971	22,682,933	22,631,789

(1)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the difference between the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share (assuming it was equal to the market price per share of Cadence common stock on the date of termination of employment) and the exercise price of the stock option.

(2)

These amounts are calculated based on the number of shares of Cadence common stock that would have been subject to acceleration multiplied by the closing price of Cadence common stock on December 31, 2025 (the last business day of Cadence’s fiscal 2025) of $312.58 per share. In addition, these amounts include the value of (i) 2022 LTP Awards and 2025 LTP Awards that would have vested at the next measurement date, as prorated in accordance with their terms, assuming a trailing 20-day average stock price of $312.58 per share on such date, (ii) Financial PSUs vested based on the actual performance achievements certified by the Compensation Committee, and (iii) rTSR PSUs that would have vested at each subsequent performance periods, assuming a “target” level performance achievements. For additional details regarding the PSUs, please see the sections titled “Equity Incentive Compensation” in our “Compensation Discussion and Analysis” above.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about Cadence’s equity compensation plans, including its employee stock purchase plan, as of December 31, 2025:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,554,208(1)	$191.75(2)	18,098,149(3)

Equity compensation plans not approved by security holders	—	—	—

Total	4,554,208	$191.75	18,098,149

(1)

Amount consists of 1,006,746 outstanding options, 895,873 outstanding time-based RSUs and 2,651,589 outstanding performance-based RSUs (assuming maximum performance). This amount excludes purchase rights accruing under the ESPP, for which remaining available rights are included in column (c). Under the ESPP, each eligible employee may purchase shares of Cadence common stock at six-month intervals at a purchase price per share equal to 85% of the lower of the fair market value of Cadence common stock on (i) the first day of an offering period (currently, six months in duration), or (ii) the last day of the offering period.

(2)	The weighted average exercise price includes only the exercise prices of outstanding options and does not include outstanding RSUs, which have no exercise price.

(3)

This amount includes 5,724,334 shares available for issuance under the ESPP as of December 31, 2025 (of which 284,404 shares were purchased in the offering period in effect on December 31, 2025 that ended on January 31, 2026).

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PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, Cadence is providing the following information about the relationship of the annual total compensation of its employees to the annual total compensation of Dr. Devgan, Cadence’s CEO. To understand this disclosure, Cadence believes that it is important to give context to Cadence’s operations. Cadence’s corporate headquarters is in San Jose, California and Cadence has employees in over 30 countries. As a global organization, approximately 74% of Cadence’s employees were located outside of the U.S. as of December 31, 2025.

As discussed above in the “Compensation Discussion and Analysis,” Cadence is engaged in a very competitive industry, and its success depends on its ability to attract, motivate and retain highly qualified, talented and creative employees. Consistent with Cadence’s executive compensation program, Cadence’s global compensation program is designed to be competitive in terms of both the position and the geographic location in which an employee is located. Accordingly, Cadence’s pay structures vary among its employees based on position and geographic location, with significant consideration given to competitive market practices.

IDENTIFICATION OF MEDIAN EMPLOYEE

Cadence selected December 31, 2025, the last day of fiscal 2025, as the date on which to determine its median employee for purposes of calculating the fiscal 2025 pay ratio. As of that date, Cadence had approximately 13,800 employees, including full-time and part-time employees, temporary employees and interns. For purposes of identifying the median employee, Cadence considered the aggregate of all the following compensation elements for each of its employees, as compiled from Cadence’s internal records as of December 31, 2025:

•	Target base salary or base pay

•	Target bonuses

•	Grant date fair value of equity awards granted in fiscal 2025

Cadence selected the above compensation elements because they represent Cadence’s principal broad-based compensation elements. For purposes of identifying the median employee, any compensation paid in foreign currencies was converted to U.S. dollars based on the average of the exchange rates for each of the twelve periods in Cadence’s fiscal year ended December 31, 2025. In identifying its median employee, Cadence did not make any cost-of-living adjustments or exclude any foreign jurisdictions in accordance with Item 402(u) of Regulation S-K.

In determining the annual total compensation disclosed below for the median employee, such employee’s compensation was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2025 Summary Compensation Table with respect to each of Cadence’s NEOs.

PAY RATIO

For 2025, Cadence’s last completed fiscal year:

•	The median of the annual total compensation of all of Cadence’s employees, other than Dr. Devgan, was $95,689.

•	Dr. Devgan’s annual total compensation, as reported in the “Total” column of the 2025 Summary Compensation Table presented above under “Compensation of Executive Officers,” was $56,683,576.

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Based on this information, the ratio of the annual total compensation of Dr. Devgan to the median of the annual total compensation of all of Cadence’s employees other than Dr. Devgan is estimated to be 592 to 1.

ALTERNATIVE PAY RATIO WITH ANNUALIZED LTP AWARDS

As discussed in the “Compensation Discussion and Analysis,” during fiscal 2025, each of the NEOs, including Dr. Devgan, received an LTP Award as a complement to the executive officers’ annual equity grants to incentivize them to drive strong, sustained increases in stockholder value over a multi-year performance period. Dr. Devgan was also granted an LTP Award in fiscal 2022, which is still eligible for vesting. Under SEC disclosure rules, the entire grant date fair value of each LTP Award is required to be reported in the Summary Compensation Table in the year of grant rather than over the performance period. Accordingly, when calculating the pay ratio disclosed above, Dr. Devgan’s 2025 LTP Award was included in the calculation at its full grant date fair value.

When determining grant levels, however, the Compensation Committee considers the long-term orientation of the LTP Awards and reviews executive pay on an annualized basis rather than on a grant date basis. The Compensation Committee believes that considering Dr. Devgan’s 2022 and 2025 LTP Awards on an annualized basis is a better representation of Dr. Devgan’s actual pay and provides a more direct comparison to market levels than considering the awards on a grant date basis. In addition to the required pay ratio calculation above, Cadence has calculated an alternative pay ratio using an adjusted amount of compensation for Dr. Devgan that annualizes Dr. Devgan’s 2022 and 2025 LTP Awards by (i) deducting the grant date fair value of the 2025 LTP Award from fiscal 2025 compensation and (ii) instead including as fiscal 2025 compensation one-fifth of the grant date fair value of each of the 2022 and 2025 LTP Awards granted to Dr. Devgan to reflect their overlapping five-year performance periods. When calculated in this manner, Dr. Devgan’s adjusted compensation is $36,504,547 and the ratio of the annual total compensation of Dr. Devgan to the median of the annual total compensation of all of Cadence’s employees other than Dr. Devgan is estimated to be 381 to 1.

This alternative pay ratio is not a substitute for the pay ratio calculated in accordance with the SEC disclosure rules, but Cadence believes it is helpful in fully evaluating the ratio of Dr. Devgan’s annual total compensation to the median of the annual total compensation of all of Cadence’s employees.

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PAY VERSUS PERFORMANCE

As highlighted in “Compensation Discussion and Analysis,” one of the primary principles of our compensation program is to ensure that there is a substantial portion of executive officer pay that is at-risk
and highly dependent on Cadence’s short-term and long-term financial, operational, and stock price performance.
For our executives, over 80% of their opportunity is tied to long-term equity incentives that depend on our stock price performance, while roughly 5% to 10% of our executive pay is tied to annual financial and operational performance. As a result, we would expect that our Compensation Actually Paid in the table below will have a stronger correlation with our TSR and stock price performance than our annual financial and operational performance. We expect a strong correlation to stock price performance through the combination of (a) having a significant portion of executive pay tied to long-term incentives and (b) the granting of periodic LTP awards that require meeting material stock price growth hurdles before any value is delivered to our executives, and the historical use of options in our annual long-term incentives mix prior to 2025 (50% for our CEO and 34% for our other NEOs).
In the charts and descriptions of the relationships presented below we note the following:

(a)	We show two Principal Executive Officers (“PEOs”) over the five-year period due to our CEO transition in 2021 (Dr. Devgan is PEO #1 for all five years and Mr. Tan is PEO #2 for 2021).

(b)
As stated above, our Compensation Actually Paid may vary notably year-over-year. These swings occur primarily due to: (a) the Compensation Actually Paid calculation measuring the change in fair value of equity awards (not the absolute value), (b) the stock price performance differing meaningfully in certain years, and (c) our practice of granting periodic LTP awards with challenging stock price hurdles and options prior to 2025.

For example, the large increase in Compensation Actually Paid for 2023 compared to 2022 was a result of our stock price growing 70% in 2023 versus decreasing 14% in 2022. Additionally, the stock price increased to be above the LTP III price hurdles, leading to higher values vesting in March 2023 and March 2024. Further, the notable decrease in Compensation Actually Paid in 2024 reflects a relatively modest stock price increase of 10% (versus 70% for 2023), with the stock price being below the maximum price target for LTP IV awards and only slightly above the exercise price for options awarded in 2024. For 2025, the larger increase to Compensation Actually Paid again was driven primarily by our practice of periodically granting LTP awards.
These observed year-over-year changes in our Compensation Actually Paid demonstrate the strong alignment between our long-term equity incentives and stock price performance. As such, we would expect larger Compensation Actually Paid values in years with stronger stock price performance and smaller values in years with lower performance.

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The following table sets forth additional compensation information of our PEO and our other
(non-PEO)
NEOs along with TSR, net income, and
non-GAAP
operating income performance results for our fiscal years 2021, 2022, 2023, 2024, and 2025.

							Value of Initial Fixed $100 Investment Based On:
Year (1)	Summary Comp Table Total for PEO#1 (2)	Compensation Actually Paid to PEO#1 (3)(4)	Summary Comp Table Total for PEO#2 (2)	Compensation Actually Paid to PEO#2 (3)(5)	Average Summary Comp Table Total for non-PEO NEOs (2)	Average Compensation Actually Paid to non-PEO NEOs (3)(6)	Cadence Design Systems’ Total Shareholder Return (7)	Peer Group Total Shareholder Return (7)	GAAP Net Income	Non-GAAP Operating Income (8)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2025	$56,547,667	$95,274,525	N/A	N/A	$15,806,397	$24,629,815	$229	$258	$1,108,888,000	$2,361,000,000

2024	$19,292,503	$28,687,892	N/A	N/A	$5,477,021	$7,966,742	$220	$208	$1,055,484,000	$1,974,360,000

2023	$17,341,862	$119,135,192	N/A	N/A	$5,291,144	$34,337,386	$200	$152	$1,041,144,000	$1,717,212,000

2022	$32,216,034	$24,757,155	N/A	N/A	$10,293,930	$7,377,865	$118	$97	$848,952,000	$1,436,357,000

2021	$21,735,794	$39,820,493	$11,166,016	$60,351,290	$5,188,515	$14,539,214	$137	$135	$695,955,000	$1,110,755,000

(1)	NEOs included in the above compensation columns reflect the following:

Year	PEO #1	PEO #2	Non-PEO NEOs
2025	Dr. Devgan	—	Messrs. Wall, Cunningham, Teng and Scannell
2024 2023	Dr. Devgan Dr. Devgan	— —	Messrs. Wall, Beckley, Cunningham, Teng and Scannell Messrs. Wall, Zaman, Cunningham and Teng
2022	Dr. Devgan	—	Messrs. Wall, Zaman, Cunningham and Teng
2021	Dr. Devgan	Mr. Tan	Messrs. Wall, Zaman, Teng and Beckley

(2)
Amounts reported in this column represent (i) the total compensation as reported in the Summary Compensation Table for the applicable year in the case of Dr. Devgan and Mr. Tan (for each year they served as PEO) and (ii) the average of the total compensation as reported in the Summary Compensation Table for Cadence’s other NEOs for the applicable year.

(3)
The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in Accounting Standards Codification Topic No. 718: Compensation–Stock Compensation (“ASC Topic 718”). The fair values of restricted share awards that are subject to solely service-based vesting criteria equals the closing price on applicable year-end
date(s) or, in the case of vesting dates, the closing price on the applicable vesting dates. The fair values of LTP awards that vest upon the attainment of both stock price targets and TSR hurdles relative to a group of peer companies were estimated with a Monte Carlo simulation model as of the applicable year-end
date(s) using the same methodology as used to estimate the grant date fair value, but using each company’s closing stock price on the applicable revaluation date as the current market price and volatility assumptions and risk free rates determined as of the revaluation date based on the length of the LTP award’s remaining performance measurement period. The vest date values of the LTP awards equals the closing price on the applicable vesting dates. The fair values of stock options were estimated using the Black Scholes option pricing model as of the applicable year-end
or vesting date(s), using the same methodology as used to estimate the grant date fair value but using (a) the closing stock price on applicable revaluation date as the current market price, (b) an expected remaining life assumption that is based on the stock options remaining contractual term as the applicable revaluation date and the degree to which the revaluation date stock price is greater than or less than the exercise price, with stock options that have an exercise price that is less than the revaluation date stock price having a shorter remaining expected life and stock options that have an exercise price that is greater than the revaluation date stock price having a longer remaining expected life, (c) expected volatility assumptions and risk free rates determined as of the revaluation date based on the length of the expected remaining life, and (d) an expected dividend rate of 0%. For additional information on the assumptions used to estimate the fair value of the awards, see the Notes to Consolidated Financial Statements in Cadence’s Annual Reports on Form
10-K
for the fiscal year ended December 31, 2025 and prior fiscal years.

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(4)	Compensation Actually Paid to PEO #1 (Dr. Devgan) reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2025	2024	2023	2022	2021
Total Reported in Summary Compensation Table (SCT)	$56,547,667	$19,292,503	$17,341,862	$32,216,034	$21,735,794

Less, value of Stock Awards reported in SCT	($54,412,532)	($17,351,77)	($15,392,704)	($30,098,15)	($19,996,36)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$79,730,095	$15,440,701	$20,512,907	$33,730,111	$20,926,797
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	$9,473,706	$6,094,969	$65,834,172	($31,069,49)	($4,318,614)
Plus, FMV of Awards Granted and Vested in the indicated Year	$0	$1,326,066	$1,733,185	$962,229	$557,207
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	$3,935,589	$3,885,430	$29,105,769	$19,016,429	$20,915,668
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	($0)	($0)	($0)	($0)	($0)

Total Adjustments	$38,726,858	$9,395,389	$101,793,329	($7,458,879)	$18,084,699

Compensation Actually Paid	$95,274,525	$28,687,892	$119,135,192	$24,757,155	$39,820,493

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(5)	Compensation Actually Paid to PEO #2 (Mr. Tan) reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2025	2024	2023	2022	2021
Total Reported in Summary Compensation Table (SCT)	—	—	—	—	$11,166,016

Less, value of Stock Awards reported in SCT	—	—	—	—	($8,999,65)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	—	—	—	—	$12,344,763
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	—	—	—	—	$6,806,871
Plus, FMV of Awards Granted and Vested in the indicated Year	—	—	—	—	$1,003,000
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	—	—	—	—	$38,030,290
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	—	—	—	—	($0)

Total Adjustments	—	—	—	—	$49,185,274

Compensation Actually Paid	—	—	—	—	$60,351,290

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(6)	The average Compensation Actually Paid to the non-PEO NEOs reflects the following adjustments from Total compensation reported in the Summary Compensation Table:

	2025	2024	2023	2022	2021
Total Reported in Summary Compensation Table (SCT)	$15,806,397	$5,477,021	$5,291,144	$10,293,930	$5,188,515

Less, value of Stock Awards reported in SCT	($14,592,540)	($4,440,047)	($4,105,718)	($9,032,300)	($3,999,937)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$20,774,398	$4,175,195	$5,483,961	$10,165,513	$5,017,287
Plus, Change in Fair Value (from prior year-end to indicated year-end) of Prior Years awards that are Outstanding and Unvested	$2,053,049	$1,268,894	$16,894,138	($11,766,78)	($1,923,004)
Plus, FMV of Awards Granted and Vested in the indicated Year	$0	$222,918	$314,241	$216,729	$208,366
Plus, Change in Fair Value (from prior year-end to vesting date) of Prior Year awards that Vested this year	$588,511	$1,262,760	$10,459,620	$7,500,782	$10,047,986
Less Prior Year Fair Value of Prior Year awards that Failed to vest this year	($0)	($0)	($0)	($0)	($0)

Total Adjustments	$8,823,418	$2,489,720	$29,046,242	($2,916,064)	$9,350,699

Compensation Actually Paid	$24,629,815	$7,966,742	$34,337,386	$7,377,865	$14,539,214

(7)
Peer group TSR reflects the S&P 500 Information Technology Index performance as reflected in the Annual Report pursuant to Item 201(e) of Regulation
S-K.
For Cadence’s and the peer group’s TSR, each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on January 2, 2021.

(8)
We identified
Non-GAAP
Operating Income Dollars as our company selected measure which is defined as operating income adjusted for amortization of acquired intangibles, stock-based compensation expense, non-qualified
deferred compensation expenses or credits, restructuring charges or credits, acquisition- and integration-related costs, and special charges. A reconciliation of our non-GAAP
to GAAP financial results is set forth in Appendix B to this proxy statement.

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Compensation Actually Paid versus Total Shareholder Return
As indicated above, we believe there is a strong alignment between Compensation Actually Paid and our TSR as we have generally outperformed our peer group. Specifically, when our stock price has grown (in 2021, 2023, 2024, and 2025), the Compensation Actually Paid has been above our Summary Compensation Table values and when our stock price has decreased (2022) the Compensation Actually Paid has been below our Summary Compensation Table values (and lower than prior years). As noted above, the lower Compensation Actually Paid values in 2024 compared to 2023, are a result of several factors including lower price growth and fewer outstanding LTP awards included in the calculations. The higher Compensation Actually Paid values in 2023 compared to 2022 and 2025 compared to 2024 are a result of several factors including significant stock price growth and the use of options (prior to 2025) and periodic LTP grants in the program.

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Compensation Actually Paid versus GAAP Net Income and
non-GAAP
Operating Income (Company Selected Metric)
As alluded to above, and compared to correlation with TSR, we see a weaker correlation between our financial and operational metrics and Compensation Actually Paid. In the past five years, our GAAP Net Income and non-GAAP
Operating Income has grown; however, our Compensation Actually Paid has varied over that same period of time (higher values in 2021, 2023, and 2025 and lower values in 2022 and 2024). This underscores that our compensation program is materially tied to stock price performance and creates alignment with the stockholder experience.

Compensation Actually Paid versus GAAP Net Income
Compensation Actually Paid ($M)
GAAP Net Income ($M)
$0
$20
$40
$60
$80
$100
$120
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
GAAP Net Income
$696
$849
$1,041
$1,055
$1,109
$40
$25
$119
$29
$95
$60
N/A
N/A
N/A
N/A
$15
$7
$34
$8
$25
FY2021
FY2022
FY2023
FY2024
FY2025
PEO #1 (Dr. Devgan - CEO)
PEO #2 (Mr. Tan - Former CEO)
Avg Non-PEO

Compensation Actually Paid versus non-GAAP Operating Income

Compensation Actually Paid ($M)
Non-GAAP Operating Income ($M)
$0
$20
$40
$60
$80
$100
$120
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
$2,400
non-GAAP Op Income
$2,361
$1,974
$1,717
$1,436
$1,111
$40
$25
$119
$29
$95
$60
N/A
N/A
N/A
N/A
$15
$7
$34
$8
$25
FY2021
FY2022
FY2023
FY2024
FY2025
PEO #1 (Dr. Devgan - CEO)
FY2021
FY2022
FY2023
FY2024
FY2025
PEO #2 (Mr. Tan - Former CEO)
FY2021
FY2022
FY2023
FY2024
FY2025
Avg Non-PEO

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The following is a list of financial performance and
non-financial
performance measures, which in our assessment represent the most important measures used by Cadence to link Compensation Actually Paid to the NEOs for 2025:
Revenue
Stock Price Performance
Non-GAAP
Operating Income Dollars
Non-GAAP
Operating Income Margin
For additional details regarding these performance measures, please see the sections titled “Short-Term Cash Incentive Compensation under the Senior Executive Bonus Plan” and “Equity Incentive Compensation” in our “Compensation Discussion and Analysis” elsewhere in this proxy statement.

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CERTAIN TRANSACTIONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTY

The Board has adopted written Related Party Transaction Policies and Procedures, which require that all “interested transactions” (as defined below) be subject to approval or ratification in accordance with the procedures outlined in the policy.

An “interested transaction” is any transaction, arrangement or relationship, or series of similar transactions, arrangements or relationships, in which:

•	The aggregate amount involved is or is expected to exceed $120,000 since the beginning of Cadence’s last fiscal year;

•	Cadence or any of its subsidiaries is a participant; and

•	Any “related party” has or will have a direct or indirect material interest.

A party will not be deemed to have a material interest in a transaction solely as a result of being a director or, together with all other related parties, less than 10%, in the aggregate, direct or indirect owner of another entity (other than a partnership).

A “related party” covered by the policy is any:

•	Person who was or is (since the beginning of the last fiscal year) an executive officer, director or nominee for election as a director of Cadence;

•	Greater than 5% beneficial owner of Cadence common stock; or

•

Immediate family member of any of those parties, which includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

The Corporate Governance and Nominating Committee reviews the material facts of all interested transactions and either approves or disapproves of the entry into the transaction. If advance approval of an interested transaction is not feasible, the transaction is reviewed and, if the Corporate Governance and Nominating Committee determines it to be appropriate, ratified at that committee’s next scheduled meeting. In determining whether to approve or ratify an interested transaction, the Corporate Governance and Nominating Committee takes into account, among other appropriate factors, the extent of the related party’s interest in the transaction and whether the interested transaction is on terms no less favorable than terms generally available to unaffiliated third parties under the same or similar circumstances. Directors may not participate in any discussion or approval of an interested transaction for which they are a related party.

The Corporate Governance and Nominating Committee has preapproved or ratified the following categories of potential interested transactions:

•	Any employment by Cadence of an executive officer of Cadence if:

◾	The related compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements,

◾

The executive officer is not an immediate family member of a “related party,” the related compensation would be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements if the executive officer was a named executive officer and the Compensation Committee approved (or recommended that the Board approve) such compensation, or

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◾	The related transaction involves the recovery of erroneously awarded compensation that is disclosed pursuant to the SEC’s compensation disclosure requirements;

•	Any compensation paid to a director if the compensation is required to be reported in Cadence’s proxy statement under the SEC’s compensation disclosure requirements;

•

Any transaction with another company in which the related party’s only relationship is as a non-executive employee, advisor, director and/or equity owner of, together with all other related parties, less than 10% of that company’s shares, if the aggregate amount involved, since the beginning of Cadence’s last fiscal year, does not exceed the greater of (i) $200,000 and/or (ii) 5% of the recipient’s total annual revenues;

•

Any charitable contribution by Cadence to a charitable organization, foundation or university at which a related party’s only relationship is as a non-executive employee, advisor or director, and from which the related party is not expected to realize any personal benefit or gain, if the aggregate amount involved, since the beginning of Cadence’s last fiscal year, does not exceed $1,000,000, or if donations are made pursuant to Cadence’s matching program as a result of contributions by employees, pursuant to a program that is available on the same terms to all employees of Cadence;

•	Any transaction where the related party’s interest arises solely from the ownership of Cadence common stock and all holders of Cadence common stock received the same benefit on a pro rata basis; and

•	Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

The Board has also delegated to the Chair of the Corporate Governance and Nominating Committee the authority to pre-approve or ratify any interested transaction with a related party in which the aggregate amount is expected to be less than $1,000,000. Further, if a director serves as an executive officer of another company with which Cadence does business, the Corporate Governance and Nominating Committee may establish guidelines, via resolutions, under which certain transactions are deemed pre-approved and the Corporate Governance and Nominating Committee, on at least an annual basis, reviews both Cadence’s relationship with the director-affiliated company and the guidelines that have been established for management of that relationship.

INDEMNIFICATION AGREEMENTS

Cadence’s Bylaws provide that Cadence will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (“DGCL”). Cadence’s Bylaws also authorize the Board to cause Cadence to enter into indemnification agreements with its directors, officers and employees and to purchase insurance on behalf of any person it is permitted to indemnify. Pursuant to these Bylaw provisions, Cadence has entered into indemnity agreements with each of its directors and executive officers and has also purchased insurance on behalf of its directors and executive officers.

Each indemnity agreement provides, among other things, that Cadence will indemnify each signatory to the extent provided in the agreement for expenses, witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that the individual becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitral, administrative or investigative, to which the individual is or may be made a party by reason of his or her position as a director, officer, employee or other agent of Cadence, and otherwise as may be provided to the individual by Cadence under the non-exclusivity provisions of the DGCL and Cadence’s Bylaws.

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INFORMATION ABOUT THE ANNUAL MEETING

ATTENDING THE ANNUAL MEETING

Time and Location

The Annual Meeting is scheduled to take place on May 7, 2026, at 1:00 p.m. Pacific Time and will be held by virtual meeting format only.

To attend the Annual Meeting, go to www.meetnow.global/M5WPASH. Online access to the virtual meeting will begin at 12:45 p.m. Pacific Time to allow time for log-in. If you encounter any difficulties accessing the meeting, please call the technical support number that will be posted on the virtual meeting log-in page.

Accessing the Virtual Meeting as a Stockholder or Guest

•

Attending as a Stockholder. Registered and beneficial stockholders as of the Record Date may log into the virtual meeting as a “stockholder,” which will allow them to vote during the meeting and ask questions. You will need a control number to log in as a stockholder, as more fully described below.

•

Attending as a Guest. Stockholders and members of the public may also attend the virtual meeting by logging in as a “guest,” which does not require a control number. Guests cannot vote during the meeting or ask questions.

Registered Stockholders

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare, you are a “registered stockholder” and the “stockholder of record” of those shares. In such case, you will receive a notice card or proxy card with a 15-digit control number from Computershare in the mail (or electronically if you so elected). Such control number may be used to access the virtual meeting website as a stockholder.

Beneficial Stockholders

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (commonly referred to as being held “in street name”), you are a “beneficial stockholder” and your broker, bank or other nominee is considered the “stockholder of record” of those shares. In such case, you have the right to direct your broker, bank or other nominee on how to vote your shares and will receive in the mail (or electronically if you so elected) a voting instruction form with a control number from such broker, bank or other nominee.

Beneficial stockholders can attend the virtual Annual Meeting in two ways:

•

Pre-Registration with Legal Proxy. Beneficial stockholders may attend and vote at the virtual meeting by following the standard pre-registration process. To pre-register, send an email to legalproxy@computershare.com before 5:00 p.m. Eastern Time on May 4, 2026 and include your mailing address and an image of a legal proxy in your name from the broker, bank or other nominee that holds your shares. In order to obtain a legal proxy, you should as soon as possible (1) log into the voting site listed on the voting instruction form you received from your broker, bank or other nominee and click on “Vote” or (2) request one through your bank, broker or other nominee. After you transmit the legal proxy to the foregoing email address, you will receive a control number from Computershare, our virtual meeting provider, to access the virtual meeting as a “stockholder.”

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Note that once you request a legal proxy, all control numbers you previously received from your broker (see next paragraph) and any votes that you have previously cast will be invalidated. Thus, you will need to attend the Annual Meeting with the new control number from Computershare and vote your shares during the Annual Meeting.

•

Direct Access with Broker Control Number. In an effort to make our virtual Annual Meeting more easily accessible, Cadence has again engaged a service being offered by Computershare through which the vast majority of beneficial stockholders may access the virtual meeting as a “stockholder” using the control number directly provided by their broker, bank or other nominee on their voting instruction form, without the need for pre-registration with a legal proxy. If your shares are held in street name and your voting instruction form or notice indicates that you may vote those shares through either www.proxyvote.com or www.proxypush.com, then you may access, participate in and vote at the Annual Meeting by entering the control number provided on your voting instruction form into the log-in page of the virtual meeting website. Attending the Annual Meeting using this method of access will have no effect on any previously cast votes unless you elect to change your vote at the Annual Meeting.

If your voting instruction form or notice directs you to a voting platform other than the two websites mentioned above, then it means that your broker, bank or other nominee is not a participant in this service and therefore, you must follow the “Pre-Registration with Legal Proxy” process in order to participate in the virtual Annual Meeting as a “stockholder.”

Stockholder Questions

Questions from stockholders will be answered immediately following adjournment of the Annual Meeting, subject to the rules of conduct of the meeting that will be published on the virtual meeting website and time constraints. If we receive substantially similar questions, we may group such questions together and provide a summary. If there are questions pertinent to Annual Meeting matters that cannot be answered during the allotted time, Cadence will post answers to such questions on our Investor Relations page at www.cadence.com as soon as practicable after the Annual Meeting.

QUESTIONS AND ANSWERS RELATING TO PROXY MATERIALS

1.	Why am I receiving these proxy materials?

The enclosed proxy is solicited on behalf of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation, for the Annual Meeting to be held on May 7, 2026, at 1:00 p.m. Pacific Time, or at any adjournment or postponement thereof. The purpose of the Annual Meeting is set forth in this proxy statement and in the accompanying Notice of Annual Meeting.

This proxy statement contains important information to consider when deciding how to vote on the matters brought before the Annual Meeting. Stockholders entitled to vote at the Annual Meeting are encouraged to read it carefully.

Cadence intends to publish this proxy statement on the Investor Relations page at www.cadence.com on or about March 25, 2026.

2.	How may I obtain Cadence’s annual report on Form 10-K?

A copy of the Annual Report is available free of charge on the internet from the SEC at www.sec.gov and on our Investor Relations page at www.cadence.com.

3.	Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials? How may I obtain a paper copy of the proxy materials?

Pursuant to the rules adopted by the SEC, Cadence is furnishing proxy materials to its stockholders primarily via the internet, rather than mailing paper copies of these materials to each stockholder. This process expedites stockholders’ receipt of the proxy materials, lowers the costs of the Annual Meeting and helps conserve natural resources.

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On or about March 25, 2026, Cadence will mail to each stockholder entitled to vote at the Annual Meeting (other than those stockholders who previously had requested electronic or paper delivery of the proxy materials) a Notice of Internet Availability of Proxy Materials that contains instructions on how to access and review the proxy materials (including Cadence’s proxy statement and annual report) on the internet and how to access a proxy card to vote on the internet or by telephone.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

4.	How can I access the proxy materials over the internet?

Your Notice of Internet Availability of Proxy Materials will contain instructions on how to access and view the proxy materials on the internet and how to request a paper copy of the proxy materials.

The proxy materials are also available on the Investor Relations page at www.cadence.com.

5.	I received one copy of the proxy materials. May I get additional copies?

You may request additional copies of Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials by writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com.

6.

What if I received a notice from my broker stating that it will be “householding” deliveries to my address? What if I received more than one copy of the Notice of Internet Availability of Proxy Materials and proxy materials?

SEC rules permit companies and intermediaries, such as brokers, to deliver a single copy of certain proxy materials to certain stockholders who share the same address, a practice referred to as “householding.” Some banks, brokers and other nominees will be householding Cadence’s Notice of Internet Availability of Proxy Materials and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or other nominee holder of your Cadence common stock that the broker or other nominee will be householding the Notice of Internet Availability of Proxy Materials or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials and proxy materials, or if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and proxy materials and wish to receive only one copy, please notify your broker or other nominee holder of your Cadence common stock. If you received a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of such materials, you may also submit a request to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, by calling Cadence’s Investor Relations Group at (408) 944-7100 or by emailing the Investor Relations Group at investor_relations@cadence.com, and we will promptly provide them to you.

QUESTIONS AND ANSWERS RELATING TO VOTING

7.	Who may vote at the Annual Meeting?

You may vote if you owned shares of Cadence common stock, $0.01 par value per share, as of the close of business on March 9, 2026, which is the Record Date for the Annual Meeting. At the close of business on the Record Date, Cadence had 276,092,068 shares of common stock outstanding and entitled to vote.

Each share outstanding on the Record Date is entitled to one vote at the Annual Meeting. You are entitled to vote shares that are (i) held directly in your name or (ii) held for you as the beneficial owner in a brokerage account or through a broker, bank or other nominee rather than directly in your name.

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8.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If you own shares of Cadence common stock that are registered directly in your name with Cadence’s transfer agent, Computershare, you are considered the “stockholder of record” of those shares of Cadence common stock.

If you own shares of Cadence common stock that are held through a broker, bank or other nominee (that is, “in street name”), you are considered the “beneficial owner” of those shares of Cadence common stock. In that case, your broker, bank or other nominee is considered the “stockholder of record” with respect to those shares of Cadence common stock and should be forwarding the proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote those shares of Cadence common stock.

9.	How do I vote my shares if I am a stockholder of record?

If you are a stockholder of record as of the close of business on the Record Date, you have three options for submitting your vote prior to the Annual Meeting: (i) via the internet, (ii) by telephone or (iii) by mail (by completing, signing, dating and mailing a paper proxy card, which a stockholder may request as outlined in the Notice of Internet Availability of Proxy Materials).

If you attend the Annual Meeting by logging into the virtual meeting as a stockholder, you may also submit your vote via the virtual meeting website, in which case any votes that were previously submitted — whether via the internet, telephone or mail — will be superseded by the vote that is cast at the Annual Meeting.

Whether your proxy is submitted via the internet, telephone or mail, if it is properly completed and submitted and if it is not revoked prior to the Annual Meeting, the shares will be voted at the Annual Meeting in the manner set forth in this proxy statement or as otherwise specified by you.

10.	How do I vote my shares if I am a beneficial owner through a broker, bank or other nominee?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote, and you are also invited to attend the Annual Meeting. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares of Cadence common stock held through a broker, bank or other nominee may be voted at the Annual Meeting by you only if you log into the virtual meeting website as a stockholder. The two methods for doing so are described above under “Attending the Annual Meeting.”

11.	What is the vote required to pass each of the proposals?

Proposal 1 – regarding the election of directors, each director must receive the affirmative vote of a majority of the votes cast with respect to that director (i.e., the number of shares voted “for” a director must exceed the number of votes cast “against” that director), provided that in a contested election, the director will be elected by the vote of a plurality of the shares present in person or represented by proxy and entitled to vote on the proposal. The election this year is not contested, so the majority voting standard outlined above applies.

Proposals 2, 3 and 4 – the affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on each proposal is required for approval of each proposal.

12.	Who will bear the cost of this proxy solicitation?

Cadence will bear the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders by Cadence in connection with the matters to be voted on at the Annual Meeting.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of Cadence common stock beneficially owned by others for forwarding to the beneficial owners. Cadence will reimburse persons representing beneficial owners of Cadence common stock for their costs of forwarding solicitation materials to the beneficial owners.

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The solicitation of proxies through this proxy statement may be supplemented by telephone, facsimile and use of the internet or personal solicitation by directors, officers or other employees of Cadence and by MacKenzie Partners, Inc. Cadence has retained MacKenzie Partners to solicit proxies for an aggregate fee of approximately $18,000 plus reasonable expenses. No additional compensation will be paid to directors, officers or other employees of Cadence or any of its subsidiaries for their services in soliciting proxies.

If you have any questions or need any assistance in voting your shares, please contact MacKenzie Partners toll-free at (800) 322-2885, collect at (212) 929-5500 or at proxy@mackenziepartners.com.

13.	What are broker non-votes and how are the broker non-votes counted?

Broker non-votes occur when a bank, broker or other nominee (i.e., the record holder) has not received voting instructions from the beneficial owner on a matter for which the record holder does not have discretionary power to vote. For such matters, broker non-votes are counted as present for purposes of determining the presence of a quorum. Broker non-votes will have no effect on voting on the matter where the vote required is the affirmative vote of a majority of the voting power of the stock present in person or represented by proxy and entitled to vote on such matter. Where the vote required is the affirmative vote of a majority of the voting power of the outstanding shares of stock of the Company entitled to vote at the Annual Meeting, broker non-votes will have the effect of votes against the proposal.

14.	When does a broker have discretion to vote my shares?

Under the rules that govern brokers who are record holders of shares that are held in brokerage accounts for the beneficial owners of the shares, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on routine matters but have no discretion to vote such uninstructed shares on non-routine matters.

The following proposals are considered non-routine matters: Proposal 1 – regarding the election of directors, Proposal 2 – regarding the approval of the amendment of the Omnibus Plan, and Proposal 3 – regarding an advisory resolution to approve named executive officer compensation. Therefore, unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on Proposals 1, 2 or 3.

Proposal 4 – regarding the ratification of the selection of Cadence’s independent registered public accounting firm is considered a routine matter, and brokers are therefore permitted to vote shares held by them without instruction from beneficial owners.

15.	How are abstentions counted?

Abstentions are counted as present for purposes of determining the presence of a quorum, but how abstentions affect the outcome of a vote differs based on the required vote for the proposal.

Proposal 1 – regarding the election of directors, abstentions count neither as a vote “for” nor a vote “against” a director.

Proposals 2, 3 and 4 – abstentions will have the same effect as a vote against that proposal.

16.	Can I change a vote I have previously cast?

If you are a stockholder of record, you may change or withdraw your proxy at any time before it is actually voted, irrespective of whether your proxy was submitted via the internet, telephone or mail. Your proxy may be revoked by providing a written notice of revocation or a duly executed proxy bearing a later date to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134, or it may be revoked by attending the Annual Meeting and voting via the virtual meeting website. Attendance at the Annual Meeting will not, by itself, be sufficient to revoke a proxy.

If you are a beneficial owner who holds your stock through a bank, broker or other nominee, you must contact the bank, broker or other nominee that holds your shares for specific instructions on how to

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change or revoke your vote, or attend the Annual Meeting logged in as a stockholder and vote via the virtual meeting website.

17.	How does the Board of Directors recommend that I vote?

The Board recommends that you vote:

Proposal 1:	FOR the election of each of the eleven director nominees named in this proxy statement;

Proposal 2:	FOR the approval of the amendment of the Omnibus Plan;

Proposal 3:	FOR the advisory resolution to approve named executive officer compensation; and

Proposal 4:	FOR the ratification of the selection of PricewaterhouseCoopers LLP as Cadence’s independent registered public accounting firm for its fiscal year ending December 31, 2026.

QUESTIONS AND ANSWERS RELATING TO THE ANNUAL MEETING

18.	What constitutes a quorum for the Annual Meeting?

The presence, including by proxy, of a majority of the voting power of the shares of Cadence common stock outstanding and entitled to vote as of the Record Date is required for a quorum at the Annual Meeting.

19.	Who is the inspector of elections for the Annual Meeting?

Computershare has been appointed as the inspector of elections for the Annual Meeting. All votes will be tabulated by a representative of Computershare. This representative will also separately tabulate affirmative and negative votes, abstentions and broker non-votes.

QUESTIONS AND ANSWERS RELATING TO STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

20.	Can stockholders submit proposals for inclusion in Cadence’s proxy materials for the next annual meeting?

Stockholder proposals (other than director nominations) must comply with the requirements of Rule 14a-8 of the Exchange Act and must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 and received no later than the close of business (5:00 p.m. Pacific Time) on November 25, 2026 to be considered for inclusion in the proxy statement and form of proxy relating to the 2027 Annual Meeting of Stockholders.

21.	Can stockholders nominate directors for inclusion in Cadence’s proxy statement for the next annual meeting?

Cadence’s Bylaws provide that, under certain circumstances, director candidates nominated by a stockholder or group of stockholders may be included in Cadence’s annual meeting proxy statement. These proxy access provisions of Cadence’s Bylaws provide, among other things, that a stockholder or group of no more than 20 stockholders seeking to include director candidates in Cadence’s proxy statement must own at least 3% of Cadence’s outstanding shares of common stock continuously for at least the previous three years. The number of stockholder-nominated candidates to be included in any set of proxy statement cannot exceed the greater of two individuals or 20% of the number of directors (rounded down to the nearest whole number), which number may be reduced under certain circumstances, as described in Cadence’s Bylaws. The nominating stockholder or group of stockholders must also deliver the information required by Cadence’s Bylaws and satisfy the other applicable requirements of Cadence’s Bylaws, and each nominee must meet the qualifications set forth in Cadence’s Bylaws.

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Notices to include stockholder-nominated candidates in Cadence’s proxy statement for the 2027 Annual Meeting of Stockholders must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on January 7, 2027 and no earlier than the close of business on December 8, 2026, and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2027 Annual Meeting of Stockholders changes by more than 30 days from the first anniversary of the Annual Meeting, nomination notices must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

22.

What is the deadline for stockholders to submit director nominations or other proposals for consideration at the next annual meeting that stockholders do not seek to include in Cadence’s proxy materials?

For director nominations or other business proposals that the stockholder does not seek to include in Cadence’s 2027 proxy materials pursuant to the proxy access provisions set forth in Cadence’s Bylaws or Rule 14a-8 under the Exchange Act, the nominations or proposals must be submitted in writing to Cadence’s Corporate Secretary at our corporate offices located at 2655 Seely Avenue, Building 5, San Jose, California 95134 no later than the close of business on February 6, 2027 and no earlier than the close of business on January 7, 2027. and must otherwise satisfy the requirements set forth in Cadence’s Bylaws. However, if the date of the 2027 Annual Meeting of Stockholders changes by more than 30 days from the first anniversary of the Annual Meeting, any such stockholder proposals or nominations must be submitted in writing to Cadence’s Corporate Secretary no later than the close of business on the tenth day following the first public announcement of the date of the meeting.

If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, Cadence may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination submitted by a stockholder.

In order for stockholders to give timely notice of director nominations at our 2027 Annual Meeting of Stockholders for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadlines as disclosed above which are set forth in Cadence’s Bylaws and must also include the information in the notice required by Cadence’s Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

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OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

March 25, 2026	Marc Taxay
Senior Vice President, General Counsel and Corporate Secretary

A COPY OF THE ANNUAL REPORT CAN BE FOUND ON THE INVESTOR RELATIONS PAGE AT WWW.CADENCE.COM OR, IF A STOCKHOLDER REQUESTED A PAPER COPY, IT IS BEING DELIVERED WITH THIS PROXY STATEMENT, AND IS ALSO AVAILABLE, ALONG WITH THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1 FOR CADENCE’S MOST RECENT FISCAL YEAR, WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, CADENCE DESIGN SYSTEMS, INC., 2655 SEELY AVENUE, BUILDING 5, SAN JOSE, CALIFORNIA 95134.

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APPENDIX A

CADENCE DESIGN SYSTEMS, INC. OMNIBUS EQUITY INCENTIVE PLAN1

This Omnibus Equity Incentive Plan (the “Plan”) of Cadence Design Systems, Inc., a Delaware corporation (the “Company”), amends and restates in its entirety the Plan. Following the Effective Date, no additional Awards shall be granted under the prior plans that have been consolidated into the Plan (the “Prior Plans”), and all outstanding Awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans with respect to which such Awards were originally granted and the Shares issuable under such Awards shall be issued from such Prior Plans. All Awards granted subsequent to the Effective Date shall be subject to the terms of this Plan.

1.

Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and its Affiliates, and to promote the success of the Company’s business.

2.	Definitions. As used herein, the following definitions shall apply:

(a)

“Affiliate” shall mean any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)

“Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

(c)	“Award” shall mean any right granted under the Plan, including an Option, an award of Incentive Stock or a Restricted Stock Unit.

(d)

“Award Agreement” means a written agreement between the Company and a holder of an Award, or other instrument, evidencing the terms and conditions of an individual Award grant, including through electronic medium. Each Award Agreement shall be subject to the terms and conditions of the Plan.

(e)	“Board” shall mean the Committee, if one has been appointed, or the Board of Directors, if no Committee is appointed.

(f)	“Board of Directors” shall mean the Board of Directors of the Company.

(g)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder.

(h)	“Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

(i)	“Common Stock” shall mean the common stock of the Company.

(j)	“Company” shall mean Cadence Design Systems, Inc., a Delaware corporation.

(k)

“Consultant” shall mean any consultant, independent contractor or adviser rendering services to the Company or an Affiliate (provided that such person renders bona fide services not in connection with the offering and sale of securities in capital raising transactions); provided, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act. The term “Consultant” shall not include non-employee members of the Board of Directors.

1 [Amendment Approved by the Board on February 12, 2026 and by the stockholders on May 7, 2026 (Subject to stockholder approval)]

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(l)

“Continuous Status as an Employee or Consultant” shall mean the absence of any interruption or termination of service, whether as an Employee or Consultant. The Board shall determine whether Continuous Status as an Employee or Consultant shall be considered interrupted in the case of: (i) any approved leave of absence, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors. Continuous Status as an Employee or Consultant shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or any Affiliate, provided that there is no interruption or termination thereof.

(m)	“Effective Date” shall mean May 6, 2014.

(n)

“Employee” shall mean any person, including officers and directors, providing services as an employee to the Company or any Affiliate. The payment of a director’s fee or other compensation paid solely on account of service as a director by the Company shall not be sufficient to constitute “employment” by the Company.

(o)	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p)

“Fair Market Value” means the closing price of the Common Stock on such date, as reported on the Nasdaq Global Select Market or such other primary national exchange on which the Common Stock is listed. In the event the Common Stock is not listed on an exchange as described in the previous sentence, Fair Market Value with respect to any relevant date shall be determined in good faith by the Board. Notwithstanding the foregoing, for income tax and/or social security reporting purposes under U.S. federal, state, local or non-U.S. law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In all cases, the determination of Fair Market Value by the Company shall be conclusive and binding on all persons.

(q)	“Incentive Stock” means shares of Common Stock granted to a Participant pursuant to Section 10 hereof.

(r)	“Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s)	“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(t)

“Option” shall mean a stock option granted pursuant to the Plan, which may be either an Incentive Stock Option or a Nonstatutory Stock Option, at the discretion of the Board and as reflected in the terms of the applicable Award Agreement.

(u)	“Optioned Stock” shall mean the Common Stock subject to an Option.

(v)	“Parent” shall mean a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)	“Participant” shall mean an Employee or Consultant who receives an Award.

(x)

“Performance Criteria” may consist of any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, segment or Affiliate, either individually, alternatively or in any combination, and measured over a performance period determined by the Board, on an absolute basis or relative to a pre-established target, or compared to previous results or to a designated comparison group, in each case as specified by the Board in an Award (and in each case on a GAAP or non-GAAP basis, if applicable): (a) cash flow (including measures of operating or free cash flow), (b) earnings per share

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(diluted or basic), (c) earnings per share from continuing operations, (d) earnings (including but not limited to earnings before interest, taxes, depreciation and amortization), (e) return on equity, (f) total stockholder return, (g) return on capital, (h) return on assets or net assets, (i) revenue or revenue growth, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin, (n) return on operating revenue, (o) market share, (p) customer loyalty or satisfaction as measured by a customer loyalty or satisfaction index determined by an independent consultant or expert in measuring such matters, (q) return on investment, (r) stock price, (s) market capitalization, (t) cash from operations, (u) product innovation or release schedule, (v) capital expenditure, (w) working capital, (x) cost of capital, (y) cost reductions, (z) bookings and segments of bookings such as net product bookings, (aa) market penetration, (bb) technology development or proliferation or (cc) any other performance criteria selected by the Board whether or not listed herein.

(y)	“Plan” shall mean this Omnibus Equity Incentive Plan, as amended from time to time.

(z)

“Prior Plans” shall mean the Company’s Amended and Restated 1987 Stock Incentive Plan and the Company’s Amended and Restated 2000 Equity Incentive Plan (which includes reserved shares of Common Stock that are not subject to a grant or as to which an Award granted has been forfeited under the Company’s 1993 Nonstatutory Stock Incentive Plan, as amended, and the Company’s 1997 Nonstatutory Stock Incentive Plan, as amended).

(aa)	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Section 10 hereof pursuant to which shares of Common Stock or cash in lieu thereof may be issued in the future.

(bb)	“Rule 16b-3” shall mean Rule 16b-3 of the Exchange Act, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(cc)	“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(dd)	“Share” shall mean a share of Common Stock, as may be adjusted in accordance with Section 12 of the Plan.

(ee)	“Subsidiary” shall mean a “subsidiary corporation” of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ff)

“Substitute Award” shall mean an Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.

(gg)

“Tax-Related Items” means, unless otherwise defined in the Award Agreement, U.S. federal, state and/or local taxes and/or taxes imposed by jurisdictions outside of the U.S. (including, but not limited to, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax obligations, stamp taxes, and any other taxes or tax-related item) related to a Participant’s participation in the Plan and legally or contractually applicable to the Participant.

3.	Stock Subject to the Plan.

(a)

Share Reserve. Subject to the provisions of Sections 3(b) and 12 of the Plan, the number of Shares reserved for issuance under the Plan is (i) from and as of the Effective Date, 14,866,116 Shares, comprised of Shares reserved for issuance under the Prior Plans that were not subject to a grant as of the Effective Date, plus (ii) from and as of May 14, 2015, an additional 7,500,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 14, 2015, plus (iii) from and as of May 5, 2016, an additional 6,000,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as of May 5, 2016, plus (iv) from and as of May 4, 2017, an additional 6,500,000 Shares reserved for issuance pursuant to an amendment and restatement to the Plan as

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of May 4, 2017, plus (v) from and as of May 3, 2018, an additional 2,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 3, 2018, plus (vi) from and as of May 2, 2019, an additional 4,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 2, 2019, plus (vii) from and as of April 30, 2020, an additional 9,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of April 30, 2020, plus (viii) from and as of May 4, 2023, an additional 6,500,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 4, 2023, plus (ix) from and as of May 7, 2026, an additional 5,000,000 Shares reserved for issuance pursuant to an amendment to the Plan as of May 7, 2026, plus (x) the number of Shares that are subject to outstanding Awards granted under the Prior Plans that have been forfeited or terminated and revert and become available for issuance under the Plan.

(b)

Reversion of Shares to the Share Reserve. If any Award under the Plan or the Prior Plans shall for any reason expire or otherwise terminate, in whole or in part, without having vested or been exercised in full, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If the Company repurchases any unvested Shares acquired pursuant to an Award under the Plan or the Prior Plans, such repurchased Shares shall revert to and again become available for issuance under the Plan. Additionally, Shares subject to an Award under the Plan or the Prior Plans may not again be made available for issuance under the Plan if such shares are: (i) shares used to pay the exercise price of an Option, (ii) shares delivered to or withheld by the Company to pay the withholding taxes related to an Award, or (iii) shares repurchased on the open market with the proceeds of an Option exercise. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Further, the payment of dividend equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

(c)	Source of Shares. Shares issued under the Plan may be authorized, but unissued or reacquired Common Stock.

(d)

Plan Limits. The aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Participant shall not exceed 2,216,702, which number shall be calculated and adjusted pursuant to Section 12. The aggregate number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan shall not exceed the number of shares reserved for issuance under the Plan on and after May 7, 2026 set forth in Section 3(a), which number shall be calculated and adjusted pursuant to Section 12 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an Incentive Stock Option under Section 422 of the Code.

(e)

Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any of its Subsidiaries or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Board deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the maximum aggregate number of Shares available for issuance under the Plan pursuant to Section 3(d), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or any of its Subsidiaries or with which the Company or any Subsidiary combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Shares available for issuance under the Plan pursuant to Section 3(d).

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4.	Administration of the Plan.

(a)

Procedure. The Plan shall be administered by the Board of Directors. The Board of Directors may appoint a Committee consisting of one or more members of the Board of Directors, to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. In such event, any references in the Plan to the Board of Directors shall be deemed to refer to the Committee. To the extent required to satisfy the requirements of Rule 16b-3, the Committee shall consist of two or more “Non-Employee Directors” (as defined under Rule 16b-3). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. Unless and until otherwise determined by the Board of Directors, the Compensation Committee of the Board of Directors shall be the “Committee” hereunder. From time to time the Board of Directors may increase or decrease the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused and remove all members of the Committee, and thereafter directly administer the Plan. Notwithstanding anything in this Section 4 to the contrary, at any time the Board of Directors or the Committee may delegate to a committee of one or more members of the Board of Directors the authority to grant Awards to all Employees and Consultants or any portion or class thereof, to the extent consistent with Applicable Law. In addition, the Board of Directors or the Committee may by resolution authorize one or more persons or bodies (collectively the “Delegate”), which may include officers of the Company, to grant Awards to Employees or Consultants, to the extent permitted by Applicable Law, and perform any or all tasks that the Board is authorized and empowered to do or perform under the Plan, to the extent permitted by Applicable Law, and for all purposes under the Plan, each such Delegate shall be treated as the Board; provided, however, that the resolution so authorizing each such Delegate shall specify the maximum number of Shares such Delegate may award pursuant to such delegated authority and such Delegate may not grant an Award to himself or herself, the time period during which such Awards may be granted, any such Award shall be subject to the form of Award Agreement theretofore approved by the Board of Directors or the Committee (unless otherwise provided in the resolution approving such delegated authority), and that any such delegation shall be subject to such further limitations set forth under Sections 152 and 157(c) of the Delaware General Corporation Law, as may be amended from time to time, as applicable; provided, further that no such person or body shall designate himself or herself, or designate any executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) or member of the Board of Directors, as a recipient of any Awards granted under authority delegated to such person or body.

(b)

Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Awards under the Plan; (ii) to determine the exercise, sales or purchase price per share of Awards to be granted, which price shall be determined in accordance with Sections 8(a) and 10(c) of the Plan, as applicable; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Awards shall be granted, the number of Shares to be represented by each Award, and the terms of such Awards; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Award granted (which need not be identical) in accordance with the Plan, and, with the consent of the holder thereof with respect to any adverse change, modify or amend each Award; (vii) to accelerate or defer (the latter with the consent of the Participant) the exercise date and vesting of any Award; (viii) to establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration, including (but not limited to) adopting sub-plans to the Plan or terms and conditions relating to any Award for the purpose of facilitating compliance with laws outside the United States and/or taking advantage of tax favorable treatment for Awards granted to Participants outside the United States; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board, in the exercise of this power, may correct

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any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(c)	Effect of Board’s Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Participants and any other holders of any Awards granted under the Plan.

5.	Eligibility. Awards may be granted only to Employees or Consultants. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted an additional Award.

Incentive Stock Options may only be granted to Employees. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000. To the extent that the grant of an Option exceeds this limit, the portion of the Option that exceeds such limit shall be treated as a Nonstatutory Stock Option.

The Plan shall not confer upon any Participant any right with respect to continuation of employment or consultancy by the Company or any Affiliate, as applicable, nor shall it interfere in any way with the Participant’s right or the Company’s or any Affiliate’s right, as applicable, to terminate the Participant’s employment at any time or the Participant’s consultancy pursuant to the terms of the Consultant’s agreement with the Company or any Affiliate.

6.

Term of the Plan. The Board of Directors approved the Plan on February 5, 2014, and the amendment and restatement of the Plan (the “Amendment”) on February 12, 2026. The Plan shall become effective upon approval by the stockholders of the Company. Subject to approval of the stockholders of the Company, the Plan, as may be amended from time to time, shall continue in effect until the earlier of (a) its termination by the Board or (b) the date on which all Shares available for issuance under the Plan have been issued; provided, however, that no Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date on which the Amendment was adopted by the Board or (ii) the date the Amendment was approved by the stockholders of the Company. No Awards may be granted hereunder after termination of the Plan; provided, however, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

7.	Term of Option; Vesting Provisions.

(a)

Option Term. The term of each Option shall be seven (7) years from the date of grant thereof or such shorter term as may be provided in the applicable Award Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the applicable Award Agreement.

(b)

Vesting Provisions. The terms on which each Option shall vest shall be determined by the Board in its discretion, and shall be set forth in the Award Agreement relating to each such Option. Without limiting the discretion of the Board, vesting provisions may include time-based vesting or vesting based on achievement of Performance Criteria or other criteria. The provisions of this Section 7(b) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

8.	Option Exercise Price and Consideration.

(a)

Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(i)	Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing

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more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(ii)

Notwithstanding the provisions of this Section 8(a), an Option (whether an Incentive Stock Option or Nonstatutory Stock Option) that is a Substitute Award may be granted with an exercise price lower than set forth in this Section 8(a) if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(b)

Consideration. Subject to Applicable Law, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, the withholding of shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant upon the exercise of the Option having a Fair Market Value equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares as may be determined by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(c)

No Repricing without Stockholder Approval. Other than in connection with a change in the Company’s capitalization (as described in Section 12), the Company shall not, without stockholder approval, (i) reduce the exercise price of any Option, (ii) exchange any Option for cash, another Award or a new Option with a lower exercise price, or (iii) otherwise directly or indirectly reprice any Option.

9.	Exercise of Options.

(a)

Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including Performance Criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Status as an Employee or Consultant. If a Participant ceases to serve as an Employee or Consultant for any reason other than death or disability, the Participant may, but only within such period of time ending on the earlier of (i) three (3) months (or such other period of time as

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is determined by the Board) after the date the Participant ceases to be an Employee or Consultant or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(c)

Extension of Termination Date. A Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s Continuous Service as an Employee or Consultant (other than upon the Participant’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate three (3) months after the first date when the issuance of such Shares would not violate such registration requirements under the Securities Act.

(d)

Death of Participant. In the event of the death of a Participant during the term of the Option who is at the time of the Participant’s death an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) following the date of death or (ii) the expiration of the term of the Option, by the Participant’s designated beneficiary (provided, that the Board has permitted the designation of a beneficiary), estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Option is not exercised (to the extent the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

(e)

Disability of Participant. In the event of the disability of a Participant during the term of the Option who is at the time of his or her disability an Employee or Consultant and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Participant (or the Participant’s legal guardian or conservator) may, but only within the period of time ending on the earlier of (i) twelve (12) months (or such other period of time as is determined by the Board) after the date the Participant ceases to be an Employee or Consultant on account of such disability or (ii) the expiration of the term of the Option, exercise the Option to the extent that the Participant was entitled to exercise it at the date of such termination. To the extent that the Participant was not entitled to exercise the Option at the date of such termination, or if the Participant does not exercise such Option (which the Participant was entitled to exercise) within the time specified herein, the Option shall terminate.

10.	Incentive Stock and Restricted Stock Units.

(a)

General. Incentive Stock is an award or issuance of shares of Common Stock under the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as the Board deems appropriate. Restricted Stock Units are awards denominated in units of Shares under which the issuance of Shares is subject to such conditions (including continued employment or Performance Criteria) and terms as the Board deems appropriate. Unless determined otherwise by the Board, each Restricted Stock Unit will be equal to one Share and will entitle a Participant to either the issuance of Shares or, if specified in an Award Agreement, payment of an amount of cash determined with reference to the value of Shares. The grant, vesting or retention of an Incentive Stock and/or Restricted Stock Unit Award may be based on one or more Performance Criteria selected by the Board, or any other criteria deemed appropriate by the Board.

(b)

Award Agreements. Each Award Agreement related to Incentive Stock or Restricted Stock Units shall contain provisions regarding (i) the number of shares of Common Stock subject to such award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the

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means of payment for the Shares, (iii) the Performance Criteria, if any, and level of achievement of these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Board, (v) restrictions on the transferability of the Shares, and (vi) such further terms and conditions in each case not inconsistent with the Plan as may be determined from time to time by the Board. Shares of Incentive Stock may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Board may provide.

(c)

Sales Price. Subject to the requirements of Applicable Law, the Board shall determine the price, if any, at which shares of Incentive Stock or Shares underlying Restricted Stock Units shall be sold or awarded to a Participant, which price may vary from time to time and among Participants and which may be above or below the Fair Market Value of such shares at the date of grant or issuance.

(d)

Share Vesting. The grant, issuance, retention and/or vesting of shares of Incentive Stock and Restricted Stock Units, as applicable, shall be at such time and in such installments as determined by the Board. The Board shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of shares of Incentive Stock and Restricted Stock Units subject to continued service, passage of time and/or such Performance Criteria as deemed appropriate by the Board; provided that, in no event shall an award of Incentive Stock or Restricted Stock Units granted to an executive officer (that is, an officer within the meaning of Section 16 of the Exchange Act) vest sooner than (i) three (3) years after the date of grant, if the vesting of the Incentive Stock or Restricted Stock Units is based solely on Continuous Status as an Employee or Consultant and the grant of Incentive Stock or Restricted Stock Units is not a form of payment of earned incentive compensation or other performance-based compensation, provided, however, that notwithstanding the foregoing vesting limitations, shares of Incentive Stock and awards of Restricted Stock Units vesting under this clause (i) may vest in installments so long as the vesting schedule, at any point in time, is not more favorable than what would be vested under a monthly pro rata installment schedule (i.e., 1/36 per month for 3 years), or one (1) year after the date of grant, if the vesting of Incentive Stock or Restricted Stock Units is subject to the achievement of Performance Criteria. Notwithstanding the foregoing, the Board may accelerate vesting (in an Award Agreement or otherwise) of any Award in the event of a Participant’s termination of service as an Employee or Consultant, a Change in Control or other similar event.

(e)

Transferability. Shares of Incentive Stock and Restricted Stock Units shall be transferable by the Participant only upon such terms and conditions as are set forth in the applicable Award Agreement, as the Board shall determine in its discretion, so long as the Incentive Stock or Restricted Stock Units, as applicable, awarded under the Award Agreement remain subject to the terms of the Award Agreement.

(f)

Discretionary Adjustments. Notwithstanding satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an award of Incentive Stock or Restricted Stock Units, as applicable, on account of either financial performance or personal performance evaluations may be reduced by the Board on the basis of such further considerations as the Board shall determine. In addition, the Board may appropriately adjust any evaluation of performance under any Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any unusual or infrequently occurring items as described in Financial Accounting Standards Board Accounting Standards Update and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

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(g)

Voting Rights. Unless otherwise determined by the Board, Participants holding shares of Incentive Stock granted hereunder may exercise full voting rights with respect to those shares during the period of restriction. With respect to Shares underlying Restricted Stock Units, Participants shall have no voting rights unless and until such Shares are reflected as issued and outstanding shares on the Company’s stock ledger.

(h)

Dividends and Distributions. Participants in whose name an Award of Incentive Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. Participants in whose name an Award of Restricted Stock Units is granted shall not be entitled to receive dividends or other distributions paid with respect to the Shares underlying such Award, unless determined otherwise by the Board. The Board will determine whether any such dividends or distributions will be automatically reinvested in additional Shares or will be payable in cash; provided that such additional Shares and/or cash shall be subject to the same restrictions and vesting conditions as the Award with respect to which they were distributed. Notwithstanding anything herein to the contrary, in no event shall dividends or dividend equivalents be currently payable with respect to unvested or unearned Awards subject to Performance Criteria.

11.

Non-Transferability of Awards. Except as otherwise expressly provided in the terms of the applicable Award Agreement, an Award may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant or the Participant’s legal representative. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a beneficiary, legal guardian, legal representative or other third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Award, subject to all terms and conditions of the Plan and the applicable Award Agreement.

12.

Adjustments upon Changes in Capitalization or Change in Control. The number and class of Shares covered by each outstanding Award, and the number and class of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, expiration, forfeiture or other termination of an Award, as well as the price per Share covered by each such outstanding Award and any applicable performance measures, shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, spin-off, recapitalization, combination of shares, reclassification of shares or other similar change in capitalization, the payment of any dividend or distribution (other than a normal cash dividend), including any stock dividend, with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award. Such adjustment shall be designed to comply with Section 409A and 424 of the Code or, except as otherwise expressly provided in Section 3(d) of this Plan, may be designed to treat the Shares available under the Plan and subject to Awards as if they were all outstanding on the record date for such event or transaction or to increase the number of such Shares to reflect a deemed reinvestment in Shares of the amount distributed to the Company’s securityholders.

For purposes of the Plan, a “Change in Control” shall be deemed to occur upon the consummation of any one of the following events: (a) a sale of all or substantially all of the assets of the Company; (b) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company’s incorporation or a transaction in

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which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation); (c) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company that are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction; (d) any transaction or series of related transactions after which any person (as such term is defined in Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner of voting securities of the Company representing 40% or more of the combined voting power of all of the voting securities of the Company; (e) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board of Directors are entitled to cast, unless the election, or the nomination for election by the Company’s stockholders, of a new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Directors, in which case such director shall also be treated as an Incumbent Director in the future; or (f) the liquidation or dissolution of the Company. The Board shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto.

In the event of a Change in Control, then: (a) any surviving or acquiring corporation shall assume Awards outstanding under the Plan or shall substitute similar awards (including an option to acquire the same consideration paid to stockholders in the transaction described in this Section 12 for those outstanding Options under the Plan), or (b) in the event any surviving or acquiring corporation refuses to assume such Awards or to substitute similar awards for those outstanding under the Plan, (i) with respect to Awards held by persons then performing services as Employees or Consultants, the vesting of such Awards and the time during which such Awards may be exercised shall be accelerated prior to such event and the Awards terminated if not exercised after such acceleration and at or prior to such event, and (ii) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

13.	Miscellaneous.

(a)

Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest. If the Board, at its sole discretion, permits acceleration as to all or any part of an Option, the aggregate Fair Market Value (determined at the time Award is granted) of stock with respect to which Incentive Stock Options first become exercisable in any year cannot exceed $100,000. Any remaining accelerated Incentive Stock Options shall be treated as Nonstatutory Stock Options.

(b)

Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Board may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by an Participant of any Shares issued under an Award, including without limitation (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(c)

Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until such Participant has satisfied all requirements for exercise and/or vesting of the Award pursuant to its terms and said Shares have been issued to the Participant.

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(d)

Investment Assurances. The Company may require a Participant, as a condition to exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon exercise of the Option or acquisition of Common Stock under the Plan has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock represented thereby.

(e)

Withholding Obligations. The Company or an Affiliate, as the case may be, shall have the authority and right to deduct or withhold, or to require a Participant to remit to the Company or one or more of its Affiliates, the amount of any Tax-Related Items or to take such other action as may be necessary or advisable, as determined in the sole discretion of the Company or Affiliate, as applicable, to satisfy any applicable withholding obligations for Tax Related Items. To the extent provided by the terms of an Award Agreement, a Participant may be required to pay all or a portion of the Tax-Related Items relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or any Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the Award, as may be necessary, as determined by the Company in its sole discretion, to satisfy such Tax-Related Items; (iii) delivering to the Company owned and unencumbered shares of Common Stock having an aggregate Fair Market Value sufficient to satisfy the such Tax-Related Items; (iv) entering into a broker-sell arrangement whereby a certain number of shares of Common Stock issued pursuant to any Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due; or (v) by any other method of withholding determined by the Board that is permissible under applicable law. The Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations for Tax-Related Items (based on withholding rates determined by the Company, up to the maximum rate in Participant’s jurisdiction, and subject to any Applicable Laws). The Company shall have no obligation to issue Shares subject to an Award unless and until such obligations are satisfied.

14.	Amendment and Termination of the Plan.

(a)

Amendment and Termination. The Board may at any time terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable; provided, however, that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy any listing requirements of any securities exchange or national market system on which the Common Stock is traded or any other Applicable Law.

(b)

Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely affect Awards already granted and such Awards shall remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise between the

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Participant and the Board, which agreement must be in writing and signed by the Participant and the Company or any such amendment, suspension or termination is necessary or desirable to facilitate compliance with Applicable Law, as determined in the sole discretion of the Board.

15.

Conditions Upon Issuance of Shares. The Board shall determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issued pursuant to an Award, unless and until the Board has determined that the issuance of such Shares is in compliance with all Applicable Law, including without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange or national market system upon which the Shares may then be listed, foreign securities and exchange control laws, and which shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Board may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

16.	Liability of Company. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or other persons as to:

(a)

The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; or

(b)	Any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

17.

Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.	Award Agreement. All Awards shall be evidenced by written award agreements in such form as the Board shall approve (which may be in electronic format).

19.	Choice of Law. The law of the State of Delaware, without regard to its conflict of laws rules, shall govern all questions concerning the construction, validity and interpretation of the Plan.

20.

Section 409A. It is intended that any Award issued to U.S. taxpayers pursuant to this Plan and any Award Agreement shall be structured to comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan and each Award Agreement or other written document establishing the terms and conditions of an Award are to be interpreted and administered in a manner consistent with these intentions and the requirements for avoiding taxes or penalties under Section 409A of the Code. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan and any Award Agreement to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment. Notwithstanding any other provision in this Plan, unless otherwise provided by the Board in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in

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Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code or (B) a disability, no such acceleration shall be permitted unless the disability also satisfies the definition of “disability” pursuant to Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

21.

Required Delay in Payment on Account of a Separation from Service. Notwithstanding any other provision in this Plan, any Award agreement or any other written document establishing the terms and conditions of an Award, if any Award recipient is a “specified employee” (as defined in Treasury Regulations Section 1.409A-1(i)), as of the date of his or her “Separation from Service” (as defined in authoritative IRS guidance under Section 409A of the Code), then, to the extent required by Treasury Regulations Section 1.409A-3(i)(2), any payment made to the Award recipient on account of his or her Separation from Service shall not be made before a date that is six months after the date of his or her Separation from Service or, if earlier, the date of the Award recipient’s death. The Board may elect any of the methods of applying this rule that are permitted under Treasury Regulations Section 1.409A-3(i)(2)(ii). Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

22.

Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to forfeiture and/or repayment to the Company to the extent and in the manner required (a) to comply with any requirements imposed under applicable laws and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the shares of Common Stock is listed or quoted, including, without limitation, pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and (b) under the terms of the Company’s clawback policy, as may be amended from time to time.

23.

Prohibition on Executive Officer Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

24.

Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule.

25.

Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any of its Affiliates.

26.

Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any of its Affiliates, except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

27.	Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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APPENDIX B: Reconciliation of GAAP to Non-GAAP Financial Measures

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2021	2022	2023	2024	2025

GAAP operating income	$779	$1,074	$1,251	$1,351	$1,492

Reconciling items to non-GAAP operating income

Stock-based compensation expense	210	270	326	391	455

Amortization of acquired intangibles	67	60	62	90	105

Acquisition and integration-related costs	23	41	56	96	135

Restructuring	(1)	—	11	24	29

Non-qualified deferred compensation expenses (credits)	6	(8)	11	11	14

Special charges*	27	—	—	3	2

Loss related to contingent liability**	—	—	—	8	129

Non-GAAP operating income***	$1,111	$1,436	$1,717	$1,974	$2,361

Stock-based compensation expense	(210)	(270)	(326)	(391)	(455)

Non-GAAP operating income adjusted for stock-based compensation***	$901	$1,166	$1,391	$1,583	$1,906

Table may not foot due to rounding

*	2021 includes costs related to a voluntary retirement program.

**	Related to resolution of previously disclosed legal proceedings with the U.S. Department of Justice and the U.S. Department of Commerce’s Bureau of Industry and Security.

***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this proxy statement with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

Cadence’s management uses non-GAAP operating income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

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cādence® VOTE

CADENCE DESIGN SYSTEMS, INC.

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Your vote matters – here's how to vote!

2026 Annual Meeting Proxy Card

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1. ELECTION OF DIRECTORS:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Mark W. Adams	☐	☐	☐	02 - Ita Brennan	☐	☐	☐	03 - Lewis Chew	☐	☐	☐
04 - Anirudh Devgan	☐	☐	☐	05 - Moshe Gavrielov	☐	☐	☐	06 - ML Krakauer	☐	☐	☐
07 - Julia Liuson	☐	☐	☐	08 - James D. Plummer	☐	☐	☐	09 - Alberto Sangiovanni-Vincentelli	☐	☐	☐
10 - Young K. Sohn	☐	☐	☐	11 - Luc Van den hove	☐	☐	☐				

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0490SC

01—Mark W. Adams 04—Anirudh Devgan 07—Julia Liuson 02—Ita Brennan 05—Moshe Gavrielov 08—James D. Plummer 03—Lewis Chew 06—ML Krakauer 09—Alberto Sangiovanni- Vincentelli 1 U P X For Against Abstain For Against Abstain For Against Abstain 10—Young K. Sohn 11—Luc Van den hove Proposals — THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC. RECOMMENDS A VOTE FOR EACH OF THE ELEVEN DIRECTOR NOMINEES FOR ELECTION, A VOTE FOR PROPOSAL 2, A VOTE FOR PROPOSAL 3 AND A VOTE FOR PROPOSAL 4. A 0490SC 2. APPROVAL OF THE AMENDMENT OF THE OMNIBUS EQUITY INCENTIVE PLAN 3. ADVISORY RESOLUTION TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION 1. ELECTION OF DIRECTORS: For Against Abstain For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 2026 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q CADENCE DESIGN SYSTEMS, INC. MMMMMMMMMMMM MMMMMMMMM 1234 5678 9012 345 6 8 3 9 2 7 If no electronic voting, delete QR code and control # 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T MMMMMMM Online Go to www.envisionreports.com/CDNS or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/CDNS Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada You may vote online or by phone instead of mailing this card. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/CDNS PROXY SOLICITED FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 7, 2026 The undersigned hereby appoints Anirudh Devgan, John M. Wall and Marc Taxay, or any of them, each with power of substitution, to attend and to represent the undersigned at the 2026 Annual Meeting of Stockholders of Cadence Design Systems, Inc., to be held virtually via the internet at www.meetnow.global/M5WPASH, on May 7, 2026 at 1:00 p.m. PT, and any continuation or adjournment thereof, and to vote the number of shares of common stock of Cadence Design Systems, Inc. that the undersigned would be entitled to vote if personally present at the meeting in accordance with the instructions set forth on this proxy card. Any proxy previously given by the undersigned with respect to such shares of common stock is hereby revoked. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CADENCE DESIGN SYSTEMS, INC. THE SHARES WILL BE VOTED AS DIRECTED ON THE REVERSE. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR EACH OF THE ELEVEN DIRECTOR NOMINEES FOR ELECTION, AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE 2026 ANNUAL MEETING OF STOCKHOLDERS, PROXIES WILL BE VOTED ON THESE MATTERS AS THE PROXIES NAMED ABOVE MAY DETERMINE IN THEIR SOLE DISCRETION. (CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.) Cadence Design Systems, Inc. C Non-Voting Items q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. Important notice regarding the internet availability of proxy materials for the 2026 Annual Meeting of Stockholders of Cadence Design Systems, Inc. The 2025 Annual Report and the 2026 Proxy Statement are available at www.envisionreports.com/CDNS. The 2026 Annual Meeting of Stockholders of Cadence Design Systems, Inc. will be held on Thursday, May 7, 2026 at 1:00 p.m. PT, virtually via the Internet at meetnow.global/M5WPASH. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.